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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2013 through September 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Strategic
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | September 30, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PSRAX
                        Class B     PSRBX
                        Class C     PSRCX
                        Class K     STRKX
                        Class R     STIRX
                        Class Y     STRYX
                        Class Z     STIZX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               20

Schedule of Investments                                                       22

Financial Statements                                                          94

Notes to Financial Statements                                                105

Report of Independent Registered Public Accounting Firm                      121

Approval of Investment Advisory Agreement                                    123

Trustees, Officers and Service Providers                                     128

                       Pioneer Strategic Income Fund | Annual Report | 9/30/14 1

President's Letter

Dear Shareowner,

As we move into the final months of 2014, we remain confident that U.S. economic growth remains self-sustaining despite weakness in foreign economies, and that the expansion will continue until the economy reaches full employment. Unemployment has ticked down below 6% and the number of job openings is at the highest level since 2000, while the number of people filing initial unemployment claims has fallen to the lowest level in fourteen years. Wage growth, while still low, is outpacing inflation, consumer debt burdens are modest and lower gasoline prices are freeing up discretionary spending power.

The global economic picture is less rosy, however, as the conflict between Russia and the Ukraine is exacting a toll on the European economy, Japan is still working through the impact of its large tax increase, and the growth of China's investment-driven economy has been slowing. There are also geopolitical and other threats to the outlook, such as the Ebola virus outbreak and the advance of ISIS in key areas of the Middle East. On balance, though, we expect the global economy to continue to grow over the remainder of 2014 and in 2015.

While our economic outlook is generally constructive and we believe opportunities remain for prudent investors to earn attractive returns, markets are likely to continue to be volatile, a scenario that offers the potential for rewards, but for increased risks as well.

Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders, incorporating proprietary research to find attractive investment opportunities and prudent risk management to construct portfolios.

We continue to advocate the benefits of adhering to a disciplined investment strategy and encourage you to work with your financial advisor to develop and implement an overall investment plan that addresses both your short- and long-term goals.

2 Pioneer Strategic Income Fund | Annual Report | 9/30/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. In my role, I will focus on preserving many of the rich qualities of our history, while meeting the challenges and capitalizing on the opportunities presented by an ever-changing world.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/14 3

Portfolio Management Discussion | 9/30/14

The domestic fixed-income market delivered moderate, positive results over the 12-month period ended September 30, 2014. In contrast, most foreign bond markets and currencies underperformed U.S. markets as evidence emerged of slowing economic growth trends abroad. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income Fund during the 12-month period. Mr. Taubes, Chief Investment Officer, U.S., Executive Vice President, and a port-folio manager at Pioneer, is responsible for daily management of the Fund, supported by Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the 12-month period ended September 30, 2014?

A Pioneer Strategic Income Fund's Class A shares returned 6.54% at net asset value during the 12-month period ended September 30, 2014, while the Fund's benchmark, the Barclays U.S. Universal Index (the Barclays Index), returned 4.39%. During the same period, the average return of the 238 mutual funds in Lipper's Multi-Sector Income Funds category was 5.59%, and the average return of the 305 mutual funds in Morningstar's Multi-Sector Bond category was 5.81%.

Q How would you describe the investment environment in the fixed-income markets during the 12-month period ended September 30, 2014?

A In the United States, corporate bonds and other credit-sensitive securities performed relatively well during the 12-month period, against a backdrop of continued, if sometimes uneven, growth in the domestic economy and very modest evidence of inflationary pressures. Longer-term as well as intermediate-term interest rates moved downward over the period, while short-term rates rose. This led to a flattening of the yield curve, which reflects the differences between short- and long-term rates. As a result, longer-maturity securities tended to perform better than shorter-maturity debt during the period.

    Early in the 12-month period, during the fall of 2013, the domestic market had experienced some volatility amid concerns that any tightening of monetary policy by the U.S. Federal Reserve System (the Fed) could act as a

4 Pioneer Strategic Income Fund | Annual Report | 9/30/14 brake on the U.S. economic expansion, while also impairing the flow of capital to the emerging markets. Those concerns eventually quieted in the U.S., as it became apparent that any change in Fed policy would be gradual and taken only after a thorough analysis of the strength of the economy. The Fed, for its part, began to taper its quantitative easing program at the end of 2013, with the goal of completing the program late in 2014 (it was completed in October, just after period end); however, the Fed, while tapering QE, left the key Federal funds rate untouched and continued to imply that any increase in the rate would not come until sometime in the middle of 2015.

    Overseas, however, the outlook became more clouded, especially during the second half of the 12-month period, as new economic reports pointed to slowing growth trends in Europe, Japan, China and other emerging markets. Commodity prices, including the price of oil, weakened, while the U.S. dollar gained in value as investors recognized that the U.S. economy appeared to be the healthiest of all the world's major markets.

    On the domestic front, U.S. employers have added an average of more than 200,000 new jobs to their payrolls each month in 2014, while reported job openings reached a 13-year high. While the economic expansion appeared to stall in the first quarter of 2014, with gross domestic product (GDP) contracting over the first three months of the calendar year, the recovery quickly was re-invigorated during the second quarter, as GDP growth rose by more than 4%. Many analysts attributed much of the economic weakness in the first quarter to the effects of a severe winter, rather than to any fundamental issues. At the same time, government fiscal policy, which had limited economic growth in 2013, appears to be exerting less downward pressure on the pace of the expansion in 2014 as the influences of budget sequestration (automatic spending cuts) and increases in some tax rates enacted in 2013 have begun to wane. Driven by improvements in the job market, consumer spending expanded during the period, with auto sales, in particular, accelerating. The housing industry also improved, although continued tight lending standards enacted in the aftermath of the 2008-2009 financial crisis have somewhat limited the housing market's progress. Corporate lending, on the other hand, saw steady gains during the 12-month period. In general, U.S. corporations appear financially healthy, with strengthened balance sheets leading to increased investment spending.

    Corporate bonds, floating-rate bank loans, asset-backed securities, convertible bonds and other credit-sensitive securities all performed relatively well during the 12-month period, while declining longer- and intermediate-term interest rates also supported the performance of longer-term U.S. Treasuries and government bonds.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/14 5

Q How did you position the Fund's portfolio during the 12-month period ended September 30, 2014, and how did the positioning affect the Fund's performance?

A Good sector allocation decisions and positive security selection results within the portfolio's holdings of domestic securities, combined with lower exposures to foreign bonds and currencies, helped the Fund to outperform its Barclays Index benchmark during the period. The primary driver of the Fund's benchmark-relative outperformance during the period was our consistent overweighting of the portfolio in credit-sensitive securities, predominately those backed by the U.S. corporations and institutions.

    On the negative side, the main factor that held back relative performance during the period was our decision to keep the portfolio's duration shorter than that of the Barclays Index benchmark. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) As longer-and intermediate-term rates declined during the period, longer-duration portfolios tended to outperform those with shorter durations. The negative effects of the Fund's short-duration positioning were somewhat mitigated, however, by the portfolio's positioning on the yield curve, as we maintained healthy exposures to securities with maturities in the 10- to 20-year range while underweighting securities with two-and five-year maturities.

    Signs of economic weakening overseas led us to pare back the Fund's investments in both foreign developed and emerging markets. Growth in China continued to slow, while Japan's recovery appeared to be interrupted. Growth also decelerated in Europe, and bank lending declined on the Continent - partly owing to the European Central Bank's regulatory policies - even as bank lending in the United States increased.

    Throughout the 12-month period, we reduced the Fund's exposure to foreign currencies. In fact, by period end the foreign currency exposure in the portfolio was at its lowest level in 10 years. This move gave further support to the Fund's benchmark-relative performance as the U.S. dollar strengthened in world currency markets. At the end of the Fund's fiscal year on September 30, 2014, more than 97% of the Fund's invested assets were denominated in the U.S. dollar.

    While the portfolio's overall currency positioning lessened losses, there were some individual currency-related investments that both contributed to and detracted from the Fund's performance. For example, the portfolio had exposure to the Mexican peso through investments in local government

6 Pioneer Strategic Income Fund | Annual Report | 9/30/14 bonds in Mexico. The bonds performed very well and contributed positively to Fund results, despite some erosion because of weakness in the peso. Elsewhere, the Fund's exposure to the Russian ruble detracted from results as the Russian currency felt the effects of sanctions imposed by the U.S. and Europe due to the Ukrainian crisis.

    While we maintained the portfolio's emphasis on the domestic credit sectors throughout the Fund's fiscal year, we did pare back exposure to U.S. investment-grade corporate bonds, while increasing investments in U.S. agency mortgage-backed securities. After periods of strong performance by investment-grade corporates and weaker performance by agency mortgages, we came to believe that the relative value of the agency securities had improved.

    As of September 30, 2014, the portfolio's greatest exposures were to U.S. corporate bonds, at 22% of the Fund's invested assets; followed by U.S. government/government-related securities (21%, with agency mortgages accounting for the bulk of those holdings); international corporate bonds (16%); and collateralized mortgage obligations (11%). Senior secured bank loans (9%) rounded out the top five. On September 30, 2014, the effective duration of the Fund's portfolio was 3.58 years.

Q Which individual portfolio investments had the biggest effects on the Fund's performance during the 12-month period ended September 30, 2014?

A The Fund's non-benchmark allocations to municipal bonds, convertible securities and event-linked securities (catastrophe bonds) all helped benchmark-relative performance during the period.

    As the stock market climbed, the convertible securities issued by Intel, the semiconductor company, and Salix, a pharmaceuticals firm, both boosted the Fund's performance.

    Other individual portfolio investments that helped the Fund's performance during the period included several bonds issued by financial companies, including: JPMorgan Chase, the nation's largest bank; Fifth Third Bancorp, a regional bank operating in the Midwestern and Southern U.S.; and investment firm KKR. As noted earlier, investments in local government bonds issued in Mexico also performed quite well for the Fund, despite some underperformance by the Mexican peso.

    Some portfolio investments did detract from the Fund's relative performance during the period, including convertible securities issued by CIE, an energy exploration company that reported disappointing drilling results; and General Cable, whose earnings were affected by weakness in

                       Pioneer Strategic Income Fund | Annual Report | 9/30/14 7

    South America. Elsewhere, the Fund's holdings in securities issued by DTEK, a Ukrainian utility, also underperformed because of concerns about the company's ability to pass along cost increases to its customers. Consequently, we reduced the Fund's position.

Q Did you use any derivatives in managing the Fund's portfolio during the 12-month period ended September 30, 2014? If so, did the use of derivatives affect the Fund's performance?

A We did invest the portfolio Treasury futures to manage the Fund's interest-rate sensitivity and keep a short duration. Given that duration positioning detracted from the Fund's results during the 12-month period, the Treasury futures had a negative impact on relative performance.

    On the other hand, two other derivative investments did help the Fund's performance somewhat. First, we invested the portfolio in credit default swaps to protect against credit risk. The swaps tended to help the Fund's performance by reducing portfolio volatility, especially early in the period when the bond market was more volatile. Second, we used forward currency contracts as a hedge to protect against currency risks from the portfolio's foreign exposures. The contracts helped the Fund's relative performance when the U.S. dollar strengthened against other currencies, particularly the euro.

Q   What is your investment outlook?

A As we enter a new fiscal year, we have sought to lower the Fund's exposure to both credit risk and currency risk. We targeted credit risk by reducing portfolio exposures to corporate bonds in general, while increasing positions in government-agency mortgages -- although the Fund remains underweighted in agency mortgages relative to the Barclays Index benchmark. We are seeking to reduce the Fund's exposure to currency risk by raising the percentage of invested assets denominated in the U.S. dollar. As noted previously, U.S. dollar-denominated assets now make up 97% of the Fund's invested assets.

    We think the U.S. economy, in general, is in much better condition than economies overseas, and we maintain a high conviction in the strength of the U.S. dollar. The U.S. economy appears solid, with persistent, if unspectacular, growth trends. The domestic labor market, for example, has improved significantly over the past year, and the improvement should translate into an even stronger economy. That, in turn should continue to support domestic corporations. If the markets become more volatile, we expect to look for additional investment opportunities in domestic corporates.

8 Pioneer Strategic Income Fund | Annual Report | 9/30/14

    Overall, we expect to maintain our longer-term investment strategy and to keep the portfolio highly diversified*. We plan to remain focused on the credit sectors, particularly U.S. corporate securities, and to maintain a low level of interest-rate sensitivity in the portfolio.

* Diversification does not assure a profit nor protect against loss in a declining market.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/14 9

Please refer to the Schedule of Investments on pages 22-93 for a full listing of Fund securities.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

10 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Portfolio Summary | 9/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                  21.7%
U.S. Government Securities                            20.6%
International Corporate Bonds                         16.1%
Collateralized Mortgage Obligations                   10.5%
Senior Secured Loans                                   9.0%
Foreign Government Bonds                               4.8%
Asset Backed Securities                                4.0%
Temporary Cash Investment                              4.0%
Municipal Bonds                                        3.1%
U.S. Preferred Stocks                                  2.4%
Convertible Corporate Bonds                            2.1%
Convertible Preferred Stocks                           0.7%
Warrants                                               0.7%
International Preferred Stocks                         0.3%
International Common Stocks                            0.0%+
Depository Receipts for International Stocks           0.0%+
U.S. Common Stocks                                     0.0%+

+ Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.  Fannie Mae, 5.0%, 10/14/14                                           2.86%
--------------------------------------------------------------------------------
  2.  Norway Government Bond, 5.0%, 5/15/15                                1.01
--------------------------------------------------------------------------------
  3.  Government National Mortgage Association I, 4.0%, 10/23/14           0.91
--------------------------------------------------------------------------------
  4.  U.S. Treasury Bonds, 3.625%, 2/15/44                                 0.90
--------------------------------------------------------------------------------
  5.  Fannie Mae, 4.5%, 2/1/44                                             0.68
--------------------------------------------------------------------------------
  6.  Fannie Mae, 4.5%, 2/1/44                                             0.66
--------------------------------------------------------------------------------
  7.  Fannie Mae, 3.5%, 8/1/42                                             0.58
--------------------------------------------------------------------------------
  8.  U.S. Treasury Notes, 2.5%, 5/15/24                                   0.55
--------------------------------------------------------------------------------
  9.  Norway Government Bond, 4.25%, 5/19/17                               0.53
--------------------------------------------------------------------------------
 10.  Wells Fargo & Co., 7.5% (Perpetual)                                  0.52
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 11

Prices and Distributions | 9/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                    9/30/14                       9/30/13
--------------------------------------------------------------------------------
             A                       $11.02                        $10.92
--------------------------------------------------------------------------------
             B*                      $10.86                        $10.77
--------------------------------------------------------------------------------
             C                       $10.78                        $10.69
--------------------------------------------------------------------------------
             K                       $11.03                        $10.94
--------------------------------------------------------------------------------
             R                       $11.19                        $11.10
--------------------------------------------------------------------------------
             Y                       $11.01                        $10.92
--------------------------------------------------------------------------------
             Z                       $11.01                        $10.91
--------------------------------------------------------------------------------

Distributions per Share: 9/30/13-9/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Short-Term          Long-Term
         Class          Dividends          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.4381              $0.0086             $0.1501
--------------------------------------------------------------------------------
           B*            $0.3351              $0.0086             $0.1501
--------------------------------------------------------------------------------
           C             $0.3532              $0.0086             $0.1501
--------------------------------------------------------------------------------
           K             $0.4820              $0.0086             $0.1501
--------------------------------------------------------------------------------
           R             $0.4058              $0.0086             $0.1501
--------------------------------------------------------------------------------
           Y             $0.4720              $0.0086             $0.1501
--------------------------------------------------------------------------------
           Z             $0.4625              $0.0086             $0.1501
--------------------------------------------------------------------------------

The Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-19.

* NOTE: Class B shares converted to Class A shares on November 10, 2014.

12 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Performance Update | 9/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                       Net           Public          Barclays
                       Asset         Offering        U.S.
                       Value         Price           Universal
Period                 (NAV)         (POP)           Index
--------------------------------------------------------------------------------
10 Years               6.71%         6.22%           4.90%
5 Years                6.98          6.00            4.65
1 Year                 6.54          1.79            4.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------

                       Gross
--------------------------------------------------------------------------------
                       1.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Strategic           Barclays U.S.
                    Income Fund                 Universal Index
9/30/2004           $  9,550                    $ 10,000
9/30/2005           $ 10,233                    $ 10,337
9/30/2006           $ 10,686                    $ 10,759
9/30/2007           $ 11,365                    $ 11,329
9/30/2008           $ 11,281                    $ 11,592
9/30/2009           $ 13,051                    $ 12,857
9/30/2010           $ 14,786                    $ 14,003
9/30/2011           $ 15,082                    $ 14,672
9/30/2012           $ 16,845                    $ 15,617
9/30/2013           $ 17,163                    $ 15,462
9/30/2014           $ 18,286                    $ 16,141

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 13

Performance Update | 9/30/14                                     Class B Shares*

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     U.S.
                       If            If              Universal
Period                 Held          Redeemed        Index
--------------------------------------------------------------------------------
10 Years               5.86%         5.86%           4.90%
5 Years                6.11          6.11            4.65
1 Year                 5.54          1.54            4.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.86%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Strategic           Barclays U.S.
                    Income Fund                 Universal Index
9/30/2004           $ 10,000                    $ 10,000
9/30/2005           $ 10,636                    $ 10,337
9/30/2006           $ 11,023                    $ 10,759
9/30/2007           $ 11,621                    $ 11,329
9/30/2008           $ 11,455                    $ 11,592
9/30/2009           $ 13,140                    $ 12,857
9/30/2010           $ 14,789                    $ 14,003
9/30/2011           $ 14,968                    $ 14,672
9/30/2012           $ 16,587                    $ 15,617
9/30/2013           $ 16,747                    $ 15,462
9/30/2014           $ 17,675                    $ 16,141

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

* NOTE: Class B shares converted to Class A shares on November 10, 2014.

14 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Performance Update | 9/30/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     U.S.
                       If            If              Universal
Period                 Held          Redeemed        Index
--------------------------------------------------------------------------------
10 Years               5.96%         5.96%           4.90%
5 Years                6.25          6.25            4.65
1 Year                 5.76          5.76            4.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Strategic           Barclays U.S.
                    Income Fund                 Universal Index
9/30/2004           $ 10,000                    $ 10,000
9/30/2005           $ 10,644                    $ 10,337
9/30/2006           $ 11,027                    $ 10,759
9/30/2007           $ 11,647                    $ 11,329
9/30/2008           $ 11,472                    $ 11,592
9/30/2009           $ 13,177                    $ 12,857
9/30/2010           $ 14,835                    $ 14,003
9/30/2011           $ 15,032                    $ 14,672
9/30/2012           $ 16,681                    $ 15,617
9/30/2013           $ 16,867                    $ 15,462
9/30/2014           $ 17,839                    $ 16,141

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 15

Performance Update | 9/30/14                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     U.S.
                       If            If              Universal
Period                 Held          Redeemed        Index
--------------------------------------------------------------------------------
10 Years               6.80%         6.80%           4.90%
5 Years                7.14          7.14            4.65
1 Year                 6.87          6.87            4.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       0.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Strategic           Barclays U.S.
                    Income Fund                 Universal Index
9/30/2004           $ 10,000                    $ 10,000
9/30/2005           $ 10,718                    $ 10,337
9/30/2006           $ 11,192                    $ 10,759
9/30/2007           $ 11,903                    $ 11,329
9/30/2008           $ 11,815                    $ 11,592
9/30/2009           $ 13,669                    $ 12,857
9/30/2010           $ 15,486                    $ 14,003
9/30/2011           $ 15,796                    $ 14,672
9/30/2012           $ 17,643                    $ 15,617
9/30/2013           $ 18,058                    $ 15,462
9/30/2014           $ 19,298                    $ 16,141

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Performance Update | 9/30/14                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     U.S.
                       If            If              Universal
Period                 Held          Redeemed        Index
--------------------------------------------------------------------------------
10 Years               6.43%         6.43%           4.90%
5 Years                6.63          6.63            4.65
1 Year                 6.04          6.04            4.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.34%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Strategic           Barclays U.S.
                    Income Fund                 Universal Index
9/30/2004           $ 10,000                    $ 10,000
9/30/2005           $ 10,700                    $ 10,337
9/30/2006           $ 11,149                    $ 10,759
9/30/2007           $ 11,827                    $ 11,329
9/30/2008           $ 11,718                    $ 11,592
9/30/2009           $ 13,529                    $ 12,857
9/30/2010           $ 15,297                    $ 14,003
9/30/2011           $ 15,547                    $ 14,672
9/30/2012           $ 17,311                    $ 15,617
9/30/2013           $ 17,585                    $ 15,462
9/30/2014           $ 18,647                    $ 16,141

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 17

Performance Update | 9/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     U.S.
                       If            If              Universal
Period                 Held          Redeemed        Index
--------------------------------------------------------------------------------
10 Years               7.08%         7.08%           4.90%
5 Years                7.30          7.30            4.65
1 Year                 6.78          6.78            4.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       0.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Strategic   Barclays U.S.
                    Income Fund         Universal Index
9/30/2004           $ 5,000,000          $ 5,000,000
9/30/2005           $ 5,382,341          $ 5,168,483
9/30/2006           $ 5,645,743          $ 5,379,371
9/30/2007           $ 6,014,777          $ 5,664,307
9/30/2008           $ 5,998,319          $ 5,795,930
9/30/2009           $ 6,964,587          $ 6,428,433
9/30/2010           $ 7,922,422          $ 7,001,567
9/30/2011           $ 8,109,185          $ 7,335,759
9/30/2012           $ 9,086,557          $ 7,808,587
9/30/2013           $ 9,277,367          $ 7,730,788
9/30/2014           $ 9,906,265          $ 8,070,362

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Performance Update | 9/30/14                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2014)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     U.S.
                       If            If              Universal
Period                 Held          Redeemed        Index
--------------------------------------------------------------------------------

10 Years               6.93%         6.93%           4.90%
5 Years                7.26          7.26            4.65
1 Year                 6.79          6.79            4.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Strategic           Barclays U.S.
                    Income Fund                 Universal Index
9/30/2004           $ 10,000                    $ 10,000
9/30/2005           $ 10,718                    $ 10,337
9/30/2006           $ 11,192                    $ 10,759
9/30/2007           $ 11,906                    $ 11,329
9/30/2008           $ 11,926                    $ 11,592
9/30/2009           $ 13,767                    $ 12,857
9/30/2010           $ 15,650                    $ 14,003
9/30/2011           $ 16,009                    $ 14,672
9/30/2012           $ 17,924                    $ 15,617
9/30/2013           $ 18,301                    $ 15,462
9/30/2014           $ 19,544                    $ 16,141

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2014, through September 30, 2014.

----------------------------------------------------------------------------------------------------------
Share Class                  A           B           C           K           R           Y           Z
----------------------------------------------------------------------------------------------------------
Beginning Account        $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 4/1/14
----------------------------------------------------------------------------------------------------------
Ending Account           $1,021.18   $1,015.78   $1,017.71   $1,023.27   $1,019.22   $1,022.80   $1,024.07
Value (after expenses)
on 9/30/14
----------------------------------------------------------------------------------------------------------
Expenses Paid            $    5.22   $    9.20   $    8.75   $    3.14   $    7.19   $    3.70   $    4.16
During Period*
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.03%, 1.92%, 1.73%, 0.62%, 1.42%, 0.73% and 0.82% for Class A, Class B, Class C,
    Class K, Class R, Class Y and Class Z shares respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

20 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2014, through September 30, 2014.

----------------------------------------------------------------------------------------------------------
Share Class                  A           B           C           K           R           Y           Z
----------------------------------------------------------------------------------------------------------
Beginning Account        $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 4/1/14
----------------------------------------------------------------------------------------------------------
Ending Account           $1,019.90   $1,015.44   $1,016.39   $1,021.96   $1,017.95   $1,021.41   $1,020.96
Value (after expenses)
on 9/30/14
----------------------------------------------------------------------------------------------------------
Expenses Paid            $    5.22   $    9.70   $    8.74   $    3.14   $    7.18   $    3.70   $    4.15
During Period*
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.03%, 1.92%, 1.73%, 0.62%, 1.42%, 0.73% and 0.82% for Class A, Class B, Class C,
    Class K, Class R, Class Y and Class Z shares respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 21

Schedule of Investments | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   CONVERTIBLE CORPORATE BONDS -- 2.1%
                                   ENERGY -- 0.2%
                                   Oil & Gas Exploration & Production -- 0.2%
         4,800,000                 Chesapeake Energy Corp., 2.25%, 12/15/38           $     4,581,000
        11,835,000                 Cobalt International Energy, Inc.,
                                   2.625%, 12/1/19                                          9,800,859
                                                                                      ---------------
                                                                                      $    14,381,859
-----------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 0.0%+
         1,700,000                 Golar LNG, Ltd., 3.75%, 3/7/17                     $     2,542,010
                                                                                      ---------------
                                   Total Energy                                       $    16,923,869
-----------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.2%
                                   Diversified Metals & Mining -- 0.2%
        11,800,000                 Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16      $    11,994,700
                                                                                      ---------------
                                   Total Materials                                    $    11,994,700
-----------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.1%
                                   Electrical Components & Equipment -- 0.1%
        13,776,000                 General Cable Corp., 4.5%, 11/15/29 (Step)         $     9,574,320
                                                                                      ---------------
                                   Total Capital Goods                                $     9,574,320
-----------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES &
                                   APPAREL -- 0.1%
                                   Homebuilding -- 0.1%
         7,875,000                 KB Home, Inc., 1.375%, 2/1/19                      $     7,579,688
         4,280,000                 The Ryland Group, Inc., 0.25%, 6/1/19                    3,916,200
                                                                                      ---------------
                                                                                      $    11,495,888
                                                                                      ---------------
                                   Total Consumer Durables & Apparel                  $    11,495,888
-----------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                   Health Care Equipment -- 0.7%
        10,574,000                 Hologic, Inc., 2.0%, 12/15/37 (Step)               $    12,556,625
        13,000,000                 Hologic, Inc., 2.0%, 3/1/42 (Step)                      13,690,625
        20,755,000                 NuVasive, Inc., 2.75%, 7/1/17                           23,038,050
                                                                                      ---------------
                                                                                      $    49,285,300
                                                                                      ---------------
                                   Total Health Care Equipment & Services             $    49,285,300
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                   SCIENCES -- 0.2%
                                   Biotechnology -- 0.2%
         6,690,000                 Cubist Pharmaceuticals, Inc., 1.125%, 9/1/18       $     7,216,838
         7,685,000                 Cubist Pharmaceuticals, Inc., 1.875%, 9/1/20             8,549,562
                                                                                      ---------------
                                                                                      $    15,766,400
                                                                                      ---------------
                                   Total Pharmaceuticals,
                                   Biotechnology & Life Sciences                      $    15,766,400
-----------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.4%
                                   Internet Software & Services -- 0.1%
         2,430,000                 WebMD Health Corp., 2.5%, 1/31/18                  $     2,451,262
-----------------------------------------------------------------------------------------------------
                                   Application Software -- 0.3%
        12,418,000                 Mentor Graphics Corp., 4.0%, 4/1/31                $    14,366,074
         9,565,000                 Nuance Communications, Inc., 2.75%, 11/1/31              9,433,481
                                                                                      ---------------
                                                                                      $    23,799,555
                                                                                      ---------------
                                   Total Software & Services                          $    26,250,817
-----------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE &
                                   EQUIPMENT -- 0.2%
                                   Electronic Components -- 0.2%
        13,410,000                 Vishay Intertechnology, Inc., 2.25%,
                                   5/15/41 (144A)                                     $    12,286,912
                                                                                      ---------------
                                   Total Technology Hardware &
                                   Equipment                                          $    12,286,912
-----------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.0%+
                                   Semiconductors -- 0.0%+
         1,255,000                 ON Semiconductor Corp., 2.625%, 12/15/26           $     1,408,738
                                                                                      ---------------
                                   Total Semiconductors &
                                   Semiconductor Equipment                            $     1,408,738
-----------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE CORPORATE BONDS
                                   (Cost $148,869,995)                                $   154,986,944
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 23

-----------------------------------------------------------------------------------------------------
                     Floating
                     Rate (b)
Shares               (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   PREFERRED STOCKS -- 3.0%
                                   ENERGY -- 0.1%
                                   Oil & Gas Storage & Transportation -- 0.1%
           280,950          7.62   NuStar Logistics LP, Floating Rate
                                   Note, 1/15/43                                      $     7,315,938
                                                                                      ---------------
                                   Total Energy                                       $     7,315,938
-----------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.0%+
                                   Air Freight & Logistics -- 0.0%+
             2,313                 CEVA Group Plc, 0.00%, 12/31/14*                   $     2,544,795
                                                                                      ---------------
                                   Total Transportation                               $     2,544,795
-----------------------------------------------------------------------------------------------------
                                   BANKS -- 1.1%
                                   Diversified Banks -- 0.9%
           832,910          7.88   Citigroup Capital XIII, Floating Rate
                                   Note, 10/30/40                                     $    22,421,937
           642,000          7.12   Citigroup, Inc., Floating Rate Note
                                   (Perpetual)                                             17,160,660
           234,750          6.50   US Bancorp, Floating Rate Note (Perpetual)               6,732,630
           783,175          6.00   US Bancorp, Floating Rate Note (Perpetual)              21,137,893
                                                                                      ---------------
                                                                                      $    67,453,120
-----------------------------------------------------------------------------------------------------
                                   Regional Banks -- 0.2%
            87,500          6.25   CoBank ACB, Floating Rate Note
                                   (Perpetual) (144A)                                 $     9,236,719
           127,200          6.62   Fifth Third Bancorp, Floating Rate
                                   Note (Perpetual)                                         3,364,440
                                                                                      ---------------
                                                                                      $    12,601,159
                                                                                      ---------------
                                   Total Banks                                        $    80,054,279
-----------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.7%
                                   Consumer Finance -- 0.4%
            15,956                 Ally Financial, Inc., 7.0% (Perpetual) (144A)      $    16,050,739
           465,150          8.12   GMAC Capital Trust I, Floating Rate
                                   Note, 2/15/40                                           12,377,642
                                                                                      ---------------
                                                                                      $    28,428,381
-----------------------------------------------------------------------------------------------------
                                   Asset Management & Custody Banks -- 0.1%
           236,600          5.90   State Street Corp., Floating Rate
                                   Note, 12/31/73                                     $     6,068,790
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
                     Rate (b)
Shares               (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 0.2%
           324,400          7.12   Morgan Stanley, Floating Rate Note
                                   (Perpetual)                                        $     8,729,604
           180,020          6.38   Morgan Stanley, Floating Rate Note
                                   (Perpetual)                                              4,513,101
                                                                                      ---------------
                                                                                      $    13,242,705
                                                                                      ---------------
                                   Total Diversified Financials                       $    47,739,876
-----------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.8%
                                   Property & Casualty Insurance -- 0.3%
           250,000          5.95   Aspen Insurance Holdings, Ltd.,
                                   Floating Rate Note (Perpetual)                     $     6,242,500
           631,450          5.10   The Allstate Corp., Floating Rate
                                   Note, 1/15/53                                           15,464,210
                                                                                      ---------------
                                                                                      $    21,706,710
-----------------------------------------------------------------------------------------------------
                                   Reinsurance -- 0.5%
        13,000,000          0.00   Altair Re, Floating Rate Note,
                                   6/30/16 (Cat Bond)                                 $    13,822,900
            57,000                 Lorenzo Re, Ltd., 0.00%, (Cat Bond)
                                   (Perpetual)*                                             6,242,640
        11,730,000                 Pangaea Re, 0.00%, 7/1/18 (Cat Bond)                    12,173,394
                                                                                      ---------------
                                                                                      $    32,238,934
                                                                                      ---------------
                                   Total Insurance                                    $    53,945,644
-----------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 0.1%
                                   Diversified REIT -- 0.1%
             3,250                 Firstar Realty LLC, 8.875% (Perpetual) (144A)      $     4,056,406
-----------------------------------------------------------------------------------------------------
                                   Office REIT -- 0.0%+
           100,000                 Digital Realty Trust, Inc., 5.875%
                                   (Perpetual)                                        $     2,226,000
                                                                                      ---------------
                                   Total Real Estate                                  $     6,282,406
-----------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.2%
                                   Integrated Telecommunication
                                   Services -- 0.2%
           572,600                 Qwest Corp., 7.375%, 6/1/51                        $    14,899,052
                                                                                      ---------------
                                   Total Telecommunication Services                   $    14,899,052
-----------------------------------------------------------------------------------------------------
                                   TOTAL PREFERRED STOCKS
                                   (Cost $203,248,660)                                $   212,781,990
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 25

-----------------------------------------------------------------------------------------------------
                     Floating
                     Rate (b)
Shares               (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   CONVERTIBLE PREFERRED STOCKS -- 0.8%
                                   BANKS -- 0.7%
                                   Diversified Banks -- 0.7%
             9,943                 Bank of America Corp., 7.25% (Perpetual)           $    11,399,650
            31,527                 Wells Fargo & Co., 7.5% (Perpetual)                     37,911,533
                                                                                      ---------------
                                                                                      $    49,311,183
                                                                                      ---------------
                                   Total Banks                                        $    49,311,183
-----------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.1%
                                   Asset Management & Custody
                                   Banks -- 0.1%
           101,000                 AMG Capital Trust II, 5.15%, 10/15/37              $     6,274,625
                                                                                      ---------------
                                   Total Diversified Financials                       $     6,274,625
-----------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE PREFERRED STOCKS
                                   (Cost $51,640,825)                                 $    55,585,808
-----------------------------------------------------------------------------------------------------
                                   COMMON STOCKS -- 0.1%
                                   CAPITAL GOODS -- 0.0%+
                                   Construction & Engineering -- 0.0%+
           269,588                 Newhall Land Development LLC*                      $     1,112,050
                                                                                      ---------------
                                   Total Capital Goods                                $     1,112,050
-----------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.0%+
                                   Air Freight & Logistics -- 0.0%+
             1,069                 CEVA Group Plc*                                    $     1,175,570
-----------------------------------------------------------------------------------------------------
                                   Marine -- 0.0%+
         1,695,067                 Horizon Lines, Inc.*                               $       694,977
                                                                                      ---------------
                                   Total Transportation                               $     1,870,547
-----------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.1%
                                   Education Services -- 0.1%
            90,687                 Cengage Learning Holdings II LP                    $     2,911,415
                                                                                      ---------------
                                   Total Consumer Services                            $     2,911,415
-----------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.0%+
                                   Other Diversified Financial Services -- 0.0%+
             4,633                 BTA Bank JSC (G.D.R.) (144A)*                      $         2,928
                                                                                      ---------------
                                   Total Diversified Financials                       $         2,928
-----------------------------------------------------------------------------------------------------
                                   TOTAL COMMON STOCKS
                                   (Cost $8,487,297)                                  $     5,896,940
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   ASSET BACKED SECURITIES -- 4.1%
                                   CONSUMER SERVICES -- 0.1%
                                   Hotels, Resorts & Cruise
                                   Lines -- 0.1%
         1,398,752                 Westgate Resorts 2012-2 LLC,
                                   4.5%, 1/21/25 (144A)                               $     1,419,297
         2,240,300                 Westgate Resorts 2012-A LLC,
                                   2.25%, 8/20/25 (144A)                                    2,244,500
           746,767                 Westgate Resorts 2012-A LLC,
                                   3.75%, 8/20/25 (144A)                                      752,334
         1,127,343                 Westgate Resorts LLC, 2.5%, 3/20/25 (144A)               1,133,332
                                                                                      ---------------
                                                                                      $     5,549,463
                                                                                      ---------------
                                   Total Consumer Services                            $     5,549,463
-----------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.2%
                                   Food Retail -- 0.2%
        17,455,218                 CKE Restaurant Holdings, Inc.,
                                   4.474%, 3/20/43 (144A)                             $    17,617,027
                                                                                      ---------------
                                   Total Food & Staples Retailing                     $    17,617,027
-----------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT &
                                   SERVICES -- 0.1%
                                   Health Care Distributors -- 0.1%
         3,187,826          3.08   Drug Royalty II LP 2, Floating Rate
                                   Note, 7/15/23 (144A)                               $     3,208,324
                                                                                      ---------------
                                   Total Health Care Equipment & Services             $     3,208,324
-----------------------------------------------------------------------------------------------------
                                   BANKS -- 3.0%
                                   Thrifts & Mortgage Finance -- 3.0%
         4,235,122          0.30   Accredited Mortgage Loan Trust
                                   2006-2, Floating Rate Note, 9/25/36                $     4,145,054
         1,242,447          6.50   ACE Securities Corp., Manufactured
                                   Housing Trust Series 2003-MH1,
                                   Floating Rate Note, 8/15/30 (144A)                       1,289,416
         3,150,775          0.42   Aegis Asset Backed Securities Trust
                                   2005-5, Floating Rate Note, 12/25/35                     3,103,614
         2,200,000                 American Homes 4 Rent 2014-SFR2,
                                   5.149%, 10/17/24 (144A)                                  2,179,234
           390,591          1.43   Amortizing Residential Collateral Trust
                                   2002-BC1, Floating Rate Note, 1/25/32                      281,587
        10,363,000                 Applebee's/IHOP Funding LLC,
                                   4.277%, 9/5/44 (144A)                                   10,264,469

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 27

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
           438,196                 Bayview Opportunity Master Fund Trust
                                   2013-3RPL, 3.721%, 4/28/18 (Step) (144A)           $       437,082
         2,989,794                 Bayview Opportunity Master Fund
                                   Trust IIIa 2014-12RPL, 3.6225%,
                                   7/28/19 (Step) (144A)                                    2,989,510
         1,241,709                 Beacon Container Finance LLC,
                                   3.72%, 9/20/27 (144A)                                    1,260,355
           629,544          0.43   Bear Stearns Asset Backed Securities
                                   Trust 2006-1, Floating Rate Note, 2/25/36                  623,776
         2,797,000                 Carnow Auto Receivables Trust
                                   2013-1, 2.98%, 11/15/17 (144A)                           2,803,131
         1,821,515          0.89   Carrington Mortgage Loan Trust Series
                                   2005-NC1, Floating Rate Note, 2/26/35                    1,819,556
           135,700          0.55   Carrington Mortgage Loan Trust Series
                                   2005-NC4, Floating Rate Note, 9/25/35                      134,335
         1,061,297          0.26   Carrington Mortgage Loan Trust Series
                                   2006-FRE1, Floating Rate Note, 7/25/36                   1,040,279
         5,578,981                 Citicorp Residential Mortgage Trust
                                   Series 2006-1, 5.939%, 7/25/36 (Step)                    5,857,941
         4,076,987                 Citicorp Residential Mortgage Trust
                                   Series 2006-2, 5.775%, 9/25/36 (Step)                    4,281,864
         2,300,000                 Citicorp Residential Mortgage Trust
                                   Series 2006-2, 5.948%, 9/25/36 (Step)                    1,116,176
         8,738,813                 Citicorp Residential Mortgage Trust
                                   Series 2006-3, 5.703%, 11/25/36 (Step)                   9,217,350
         5,378,124                 Citicorp Residential Mortgage Trust
                                   Series 2007-1, 5.892%, 3/25/37 (Step)                    5,677,148
         4,155,000                 Citicorp Residential Mortgage Trust
                                   Series 2007-2, 5.69579%, 6/25/37 (Step)                  4,305,386
         2,150,000          0.90   Citigroup Mortgage Loan Trust, Inc.,
                                   Floating Rate Note, 5/25/35 (144A)                       2,080,381
         4,024,490          4.00   Citigtoup Mortgage Loan Trust
                                   2014-A, Floating Rate Note, 1/1/35 (144A)                4,187,840
           207,051          6.24   Conseco Financial Corp., Floating
                                   Rate Note, 12/1/28                                         213,994

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
             5,942          0.52   Countrywide Asset-Backed Certificates,
                                   Floating Rate Note, 1/25/36                        $         5,936
         2,753,433          0.33   Countrywide Asset-Backed
                                   Certificates, Floating Rate Note, 10/25/34               2,682,529
         1,254,315          5.07   Countrywide Asset-Backed
                                   Certificates, Floating Rate Note, 12/25/35               1,275,310
           839,448          0.40   Countrywide Asset-Backed
                                   Certificates, Floating Rate Note, 4/25/36                  822,477
            82,999          0.34   Countrywide Asset-Backed
                                   Certificates, Floating Rate Note, 5/25/35                   81,022
           904,599          4.46   Countrywide Asset-Backed
                                   Certificates, Floating Rate Note, 9/27/32                  905,974
         2,500,000                 Credit Acceptance Auto Loan Trust
                                   2012-2, 2.21%, 9/15/20 (144A)                            2,527,990
         1,600,000                 Credit-Based Asset Servicing and
                                   Securitization LLC, 5.49972%,
                                   10/25/36 (Step) (144A)                                   1,564,642
         1,476,076          0.24   Credit-Based Asset Servicing and
                                   Securitization LLC, Floating Rate Note, 4/25/37          1,203,837
         2,800,000                 Cronos Containers Program I, Ltd.,
                                   3.81%, 9/18/27 (144A)                                    2,801,744
         1,219,762          1.05   Ellington Loan Acquisition Trust 2007-2,
                                   Floating Rate Note, 5/26/37 (144A)                       1,164,733
           182,409                 Equity One Mortgage Pass-Through
                                   Trust 2004-1, 4.205%, 4/25/34 (Step)                       183,794
         3,000,000                 Exeter Automobile Receivables Trust
                                   2012-2, 3.06%, 7/16/18 (144A)                            3,053,007
            53,016          1.23   First Franklin Mortgage Loan Trust
                                   2004-FF10, Floating Rate Note, 9/25/34                      52,975
           239,037          0.83   First Franklin Mortgage Loan Trust
                                   2005-FF5, Floating Rate Note, 2/25/35                      238,212
         1,600,000                 First Investors Auto Owner Trust
                                   2013-1, 2.53%, 1/15/20 (144A)                            1,599,555
         6,481,696                 GLC Trust 2013-1, 3.0%,
                                   7/15/21 (144A)                                           6,441,186
         7,790,725                 GMAT 2013-1 Trust, 3.9669%,
                                   8/25/53 (Step)                                           7,834,353

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 29

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         4,106,507          0.40   GSAA Home Equity Trust 2005-11,
                                   Floating Rate Note, 10/25/35                       $     4,091,617
           589,669          0.46   GSAMP Trust 2006-SEA1, Floating
                                   Rate Note, 5/25/36 (144A)                                  582,779
         6,500,000                 HLSS Servicer Advance Receivables
                                   Trust, 1.2437%, 1/17/45                                  6,503,900
           976,000                 HLSS Servicer Advance Receivables
                                   Trust, 3.96%, 10/15/45 (144A)                              990,152
        13,800,000                 HOA Funding LLC, 4.846%,
                                   8/22/44 (144A)                                          13,735,168
         1,787,856          0.53   Home Equity Asset Trust 2005-7,
                                   Floating Rate Note, 1/25/36                              1,778,983
         2,095,622          0.32   Home Equity Asset Trust 2006-4,
                                   Floating Rate Note, 8/25/36                              2,053,919
           253,050          1.35   HSBC Home Equity Loan Trust USA
                                   2007-3, Floating Rate Note, 11/20/36                       252,883
         5,694,692                 Icon Brand Holdings LLC, 4.229%,
                                   1/25/43 (144A)                                           5,711,439
           759,116          1.20   Irwin Whole Loan Home Equity Trust
                                   2005-C, Floating Rate Note, 3/25/25                        757,677
           627,816          0.30   JP Morgan Mortgage Acquisition Trust
                                   2006-ACC1, Floating Rate Note, 5/25/36                     617,629
         3,139,702                 Leaf Receivables Funding 8 LLC,
                                   2.67%, 9/15/20 (144A)                                    3,153,799
         2,141,566                 Leaf Receivables Funding 8 LLC,
                                   5.5%, 9/15/20 (144A)                                     2,176,872
           832,832                 Lehman ABS Manufactured Housing
                                   Contract Trust 2001-B, 5.873%, 5/15/41                     901,160
         5,520,838          0.40   Lehman Brothers Small Balance Commercial,
                                   Floating Rate Note, 2/25/30 (144A)                       5,040,453
         3,487,602          2.40   Madison Avenue Manufactured
                                   Housing Contract Trust 2002-A,
                                   Floating Rate Note, 3/25/32                              3,485,642
         1,891,938          1.16   Mortgage IT Trust, Inc., Floating Rate
                                   Note, 2/25/35                                            1,665,152
         1,507,028          0.30   Nationstar Home Equity Loan Trust
                                   2007-A, Floating Rate Note, 3/25/37                      1,438,411
         7,528,573          3.75   New Residential Mortgage Loan Trust
                                   2014-1, Floating Rate Note, 1/25/54 (144A)               7,729,518

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         4,792,076                 Oak Hill Advisors Residential Loan Trust
                                   2014-NPL1, 2.8828%, 5/25/54
                                   (Step) (144A)                                      $     4,794,323
         1,969,509          0.95   Option One Mortgage Loan Trust
                                   2005-1, Floating Rate Note, 2/25/35                      1,929,083
         1,928,390          5.91   Origen Manufactured Housing Contract
                                   Trust 2004-A, Floating Rate Note, 1/15/35                2,038,614
         1,682,587          5.46   Origen Manufactured Housing
                                   Contract Trust 2004-B, Floating Rate
                                   Note, 11/15/35                                           1,726,986
           644,419          5.73   Origen Manufactured Housing
                                   Contract Trust 2004-B, Floating Rate
                                   Note, 11/15/35                                             674,160
         1,258,034          5.46   Origen Manufactured Housing
                                   Contract Trust 2005-A, Floating Rate
                                   Note, 6/15/36                                            1,313,068
         2,400,000          2.20   Silver Bay Realty 2014-1 Trust,
                                   Floating Rate Note, 9/18/31 (144A)                       2,377,733
         1,250,164                 Spirit Master Funding LLC, 5.74%,
                                   3/20/42 (144A)                                           1,376,744
        10,000,000                 Springleaf Funding Trust 2013-A,
                                   2.58%, 9/15/21 (144A)                                   10,070,590
         5,000,000                 Springleaf Funding Trust 2014-A,
                                   2.41%, 12/25/22 (144A)                                   4,990,380
         1,074,233                 STORE Master Funding LLC, 4.16%,
                                   3/20/43 (144A)                                           1,086,434
             5,255          0.75   Structured Asset Investment Loan
                                   Trust 2005-4, Floating Rate Note, 5/25/35                    5,247
         2,036,580          0.35   Structured Asset Investment Loan
                                   Trust 2006-1, Floating Rate Note, 1/25/36                1,977,992
           816,844          0.28   Structured Asset Securities Corp.,
                                   Mortgage Loan Trust 2007-BC2,
                                   Floating Rate Note, 3/25/37                                812,370
           177,836          7.00   UCFC Manufactured Housing
                                   Contract, Floating Rate Note, 4/15/29                      179,463
           709,822          0.56   Wells Fargo Home Equity Asset-
                                   Backed Securities 2005-2 Trust,
                                   Floating Rate Note, 11/25/35                               708,217
           869,999          0.53   Wells Fargo Home Equity Asset-
                                   Backed Securities 2005-3 Trust,
                                   Floating Rate Note, 12/25/35                               859,164
         5,000,000                 Westgate Resorts 2014-1 LLC,
                                   2.15%, 12/20/26 (144A)                                   4,980,700

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 31

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         9,400,000                 Westgate Resorts 2014-1 LLC,
                                   3.25%, 12/20/26 (144A)                             $     9,383,907
                                                                                      ---------------
                                                                                      $   217,701,082
                                                                                      ---------------
                                   Total Banks                                        $   217,701,082
-----------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.7%
                                   Other Diversified Financial Services -- 0.2%
           800,000                 Ascentium Equipment Receivables
                                   2014-1 LLC, 3.1%, 6/10/21 (144A)                   $       803,622
         2,275,981                 Mid-State Capital Trust 2010-1,
                                   5.25%, 12/15/45 (144A)                                   2,359,173
         2,313,914                 Mid-State Capital Trust 2010-1,
                                   7.0%, 12/15/45 (144A)                                    2,402,493
         1,350,000                 Santander Drive Auto Receivables
                                   Trust, 1.62%, 2/15/19                                    1,350,074
         1,152,165                 Sierra Timeshare 2012-3 Receivables
                                   Funding LLC, 1.87%, 8/20/29 (144A)                       1,158,117
           600,000                 Tidewater Auto Receivables Trust
                                   2012-A, 2.83%, 10/15/19                                    606,566
         3,176,507          1.85   Truman Capital Mortgage Loan
                                   Trust, Floating Rate Note, 1/25/34                       3,135,810
                                                                                      ---------------
                                                                                      $    11,815,855
-----------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.2%
        13,747,805                 Domino's Pizza Master Issuer LLC,
                                   5.216%, 1/25/42 (144A)                             $    14,519,854
           583,666                 Hercules Capital Funding Trust
                                   2012-1, 3.32%, 12/16/17 (144A)                             585,125
         2,140,786                 JG Wentworth XXII LLC, 3.82%,
                                   12/15/48 (144A)                                          2,239,983
                                                                                      ---------------
                                                                                      $    17,344,962
-----------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 0.3%
         1,839,000                 American Credit Acceptance Receivables
                                   Trust 2012-2, 4.05%, 2/15/18 (144A)                $     1,862,285
         1,600,000                 AmeriCredit Automobile Receivables
                                   Trust 2011-3, 4.04%, 7/10/17                             1,646,621
         3,350,000                 AmeriCredit Automobile Receivables
                                   Trust 2013-1, 1.57%, 1/8/19                              3,348,385
         3,026,000                 California Republic Auto Receivables
                                   Trust 2012-1, 3.0%, 1/15/20 (144A)                       3,109,288
         3,165,000                 Capital Auto Receivables Asset Trust/
                                   Ally, 2.19%, 9/20/21                                     3,157,809
           500,000                 First Investors Auto Owner Trust
                                   2013-1, 2.02%, 1/15/19 (144A)                              500,119

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Consumer Finance -- (continued)
           599,837                 First Investors Auto Owner Trust
                                   2013-2, 1.23%, 3/15/19 (144A)                      $       601,997
             8,303          0.41   Home Equity Loan Trust 2003-HS4,
                                   Floating Rate Note, 1/25/29                                  7,590
         1,552,243                 Prestige Auto Receivables Trust
                                   2011-1, 3.9%, 7/16/18 (144A)                             1,557,859
         2,420,000                 Santander Drive Auto Receivables
                                   Trust 2012-1, 3.78%, 11/15/17                            2,464,993
         3,700,000                 Santander Drive Auto Receivables
                                   Trust 2012-5, 2.7%, 8/15/18                              3,779,272
                                                                                      ---------------
                                                                                      $    22,036,218
-----------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 0.0%+
         1,700,000          1.31   Chesapeake Funding LLC, Floating
                                   Rate Note, 5/7/24 (144A)                           $     1,708,571
                                                                                      ---------------
                                   Total Diversified Financials                       $    52,905,606
-----------------------------------------------------------------------------------------------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $291,580,947)                                $   296,981,502
-----------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE
                                   OBLIGATIONS -- 10.7%
                                   HEALTH CARE EQUIPMENT &
                                   SERVICES -- 0.2%
                                   Health Care Distributors -- 0.2%
         8,399,600                 JP Morgan Mortgage Trust 2014-IVR3,
                                   3.2367%, 8/25/44 (144A)                            $     8,454,722
         4,000,000          2.30   RAIT 2014-FL2 Trust, Floating Rate
                                   Note, 5/15/31 (144A)                                     3,941,172
                                                                                      ---------------
                                                                                      $    12,395,894
                                                                                      ---------------
                                   Total Health Care Equipment & Services             $    12,395,894
-----------------------------------------------------------------------------------------------------
                                   BANKS -- 8.2%
                                   Diversified Banks -- 0.2%
         6,452,683          3.51   EverBank Mortgage Loan Trust REMICS,
                                   Floating Rate Note, 4/25/43 (144A)                 $     6,413,961
         9,129,594          2.50   EverBank Mortgage Loan Trust, Floating
                                   Rate Note, 4/25/43 (144A)                                8,544,515
                                                                                      ---------------
                                                                                      $    14,958,476
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- 8.0%
         3,384,873                 Alternative Loan Trust 2003-16T1,
                                   5.25%, 9/25/33                                     $     3,569,545
         5,824,029                 Alternative Loan Trust 2003-21T1,
                                   5.75%, 12/25/33                                          6,093,577
           912,291                 Alternative Loan Trust 2003-J1,
                                   4.75%, 10/25/33                                            932,547

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 33

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         4,385,755                 Alternative Loan Trust 2004-2CB,
                                   5.75%, 3/25/34                                     $     4,490,666
             8,560          0.55   Alternative Loan Trust 2004-2CB,
                                   Floating Rate Note, 3/25/34                                  8,551
           511,414                 Alternative Loan Trust 2004-4CB,
                                   4.25%, 4/25/34                                             522,078
         1,564,191                 Alternative Loan Trust Resecuritization
                                   2003-23T2R REMICS, 4.25%, 9/25/33                        1,535,689
         2,907,090          2.33   American Home Mortgage Investment
                                   Trust 2005-1, Floating Rate Note, 6/25/45                2,927,114
         3,253,783                 Bank of America Alternative Loan
                                   Trust 2003-2, 5.75%, 4/25/33                             3,373,330
         3,565,566                 Bank of America Alternative Loan
                                   Trust 2003-7, 5.5%, 9/25/33                              3,712,132
         1,819,647                 Bank of America Alternative Loan
                                   Trust 2004-10, 6.0%, 11/25/34                            1,854,766
         1,805,369                 Bank of America Alternative Loan
                                   Trust 2004-12, 5.5%, 1/25/20                             1,830,233
           946,779                 Bank of America Alternative Loan
                                   Trust 2004-2, 6.0%, 3/25/34                                979,131
           285,818                 Bank of America Alternative Loan
                                   Trust 2004-3, 5.0%, 4/25/19                                293,233
         1,181,680                 Bank of America Alternative Loan
                                   Trust 2004-3, 6.0%, 4/25/34                              1,194,190
         2,112,794                 Bank of America Alternative Loan
                                   Trust 2004-4, 5.25%, 5/25/19                             2,133,599
         3,833,282                 Bank of America Alternative Loan
                                   Trust 2004-6, 5.0%, 7/25/19                              3,900,338
         1,400,000          5.79   Bank of America Commercial Mortgage
                                   Trust 2007-3, Floating Rate Note, 6/10/49                1,446,050
         1,072,371          0.29   Bank of America Funding 2010-R4 Trust
                                   REMICS, Floating Rate Note, 8/26/36 (144A)               1,066,047
         2,735,266          2.64   Bank of America Mortgage 2003-H
                                   Trust, Floating Rate Note, 9/25/33                       2,740,603
         2,904,123          2.66   Bank of America Mortgage 2003-H
                                   Trust, Floating Rate Note, 9/25/33                       2,887,689
         5,118,630          2.76   Bank of America Mortgage 2003-I
                                   Trust, Floating Rate Note, 10/25/33                      5,187,040
         1,672,833          5.11   Bank of America Mortgage 2005-H
                                   Trust, Floating Rate Note, 9/25/35                       1,670,387
         3,724,008                 Bank of America Mortgage Trust
                                   2004-11, 5.75%, 1/25/35                                  3,787,622

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
           416,768                 Bank of America Mortgage Trust
                                   2004-7, 4.5%, 8/25/19                              $       422,461
           106,652                 Bank of America Mortgage Trust
                                   2005-9, 4.75%, 10/25/20                                    107,354
        38,731,328                 Bayview Commercial Asset Trust,
                                   3.51%, 9/25/37 (Step) (144A) (e)                         2,134,096
         1,790,946          1.15   Bayview Commercial Asset Trust,
                                   Floating Rate Note, 1/25/35 (144A)                       1,648,767
         4,054,227          3.72   Bayview Opportunity Master Fund IIa
                                   Trust 2014-20NPL, Floating Rate Note,
                                   8/28/44 (144A)                                           4,064,363
           799,837          2.98   Bayview Opportunity Master Fund Trust,
                                   Floating Rate Note, 1/28/33 (144A)                         801,436
         1,286,932          2.68   Bear Stearns ALT-A Trust 2003-3,
                                   Floating Rate Note, 10/25/33                             1,296,921
           950,780          2.33   Bear Stearns ARM Trust 2003-5,
                                   Floating Rate Note, 8/25/33                                953,970
         2,378,549          2.58   Bear Stearns ARM Trust 2003-6,
                                   Floating Rate Note, 8/25/33                              2,387,889
         1,131,994          4.71   Bear Stearns ARM Trust 2004-12,
                                   Floating Rate Note, 2/25/35                              1,133,442
         2,921,833          2.92   Bear Stearns ARM Trust 2004-6,
                                   Floating Rate Note, 9/25/34                              2,738,479
         3,393,639          3.03   Bear Stearns ARM Trust 2004-9,
                                   Floating Rate Note, 11/25/34                             3,423,845
            15,021          2.90   CHL Mortgage Pass-Through Trust
                                   2003-42, Floating Rate Note, 9/25/33                        14,732
         4,775,405                 Citigroup Mortgage Loan Trust, Inc.,
                                   5.5%, 8/25/34                                            5,144,000
            75,926                 Citigroup Mortgage Loan Trust, Inc.,
                                   6.75%, 9/25/34                                              83,689
         4,455,981          3.50   Citigtoup Mortgage Loan Trust 2014-J1,
                                   Floating Rate Note, 6/25/44                              4,472,103
         4,500,000          4.65   City Center Trust 2011-CCHP, Floating
                                   Rate Note, 7/15/28 (144A)                                4,497,327
           581,244          4.81   COMM 2011-FL1 Mortgage Trust,
                                   Floating Rate Note, 7/19/28 (144A)                         580,382
         1,900,000                 COMM 2012-CCRE2 Mortgage Trust
                                   REMICS, 3.791%, 8/17/45                                  1,950,605
         3,650,000                 COMM 2012-CCRE2 Mortgage Trust,
                                   3.147%, 8/15/45                                          3,656,917
         1,275,000                 COMM 2012-CCRE2 Mortgage Trust,
                                   4.393%, 8/17/45                                          1,335,569
         4,047,000                 COMM 2012-CCRE4 Mortgage Trust,
                                   2.436%, 10/17/45                                         3,987,412

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 35

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         2,365,416                 COMM 2012-CCRE4 Mortgage Trust,
                                   3.251%, 10/17/45                                   $     2,333,987
         1,550,000          4.93   COMM 2012-LC4 Mortgage Trust,
                                   Floating Rate Note, 12/12/44                             1,677,630
         8,000,000                 COMM 2013-LC6 Mortgage Trust,
                                   2.941%, 1/12/46                                          7,844,784
         5,070,000          1.76   COMM 2014-FL4 Mortgage Trust,
                                   Floating Rate Note, 7/13/31 (144A)                       5,069,996
         3,875,000                 Commercial Mortgage Pass Through
                                   Certificates, 2.822%, 10/17/45                           3,793,214
        11,991,989                 Credit Suisse Commercial Mortgage
                                   Trust Series 2007-C1, 5.361%, 2/15/40                   12,738,586
           563,850                 Credit Suisse First Boston Mortgage
                                   Securities Corp., 5.0%, 8/25/20                            563,201
         2,241,778          2.57   Credit Suisse First Boston Mortgage Securities
                                   Corp., Floating Rate Note, 11/25/33                      2,235,005
         5,338,610          2.52   Credit Suisse First Boston Mortgage
                                   Securities Corp., Floating Rate Note, 6/25/34            5,365,388
         2,950,000          5.73   DBUBS 2011-LC1 Mortgage Trust,
                                   Floating Rate Note, 11/13/46 (144A)                      3,288,471
         6,767,000          5.58   DBUBS 2011-LC3 Mortgage Trust,
                                   Floating Rate Note, 8/12/44 (144A)                       7,522,136
         5,200,000          3.61   EQTY 2014-INNS Mortgage Trust,
                                   Floating Rate Note, 5/8/31 (144A)                        5,205,912
         2,247,244          2.57   First Horizon Mortgage Pass-Through
                                   Trust 2005-AR1, Floating Rate Note, 4/25/35              2,261,372
         3,323,446          2.57   First Horizon Mortgage Pass-Through
                                   Trust 2005-AR2, Floating Rate Note, 6/25/35              3,125,834
         3,400,000          3.16   FREMF Mortgage Trust 2013-K713,
                                   Floating Rate Note, 4/25/46 (144A)                       3,359,605
         4,766,713                 Global Mortgage Securitization, Ltd.,
                                   5.25%, 4/25/32 (144A)                                    4,605,536
         2,073,714                 Global Mortgage Securitization, Ltd.,
                                   5.25%, 4/25/32 (144A)                                    1,953,188
         8,491,355          0.42   Global Mortgage Securitization, Ltd.,
                                   Floating Rate Note, 4/25/32 (144A)                       8,135,805
         5,609,335                 GS Mortgage Securities Corp., II Series
                                   2005-GG4 REMICS, 4.782%, 7/10/39                         5,685,201
         4,500,000                 GS Mortgage Securities Corp., II,
                                   3.682%, 2/10/46 (144A)                                   4,457,583
         4,000,000                 GS Mortgage Securities Corp., II,
                                   5.56%, 11/10/39                                          4,283,224

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         7,000,000                 GS Mortgage Securities Trust
                                   2013-GCJ12, 3.135%, 6/12/46                        $     6,924,344
         4,775,000          1.90   GS Mortgage Securities Trust 2014-GSFL,
                                   Floating Rate Note, 7/15/31 (144A)                       4,774,997
         4,308,967          2.66   GSR Mortgage Loan Trust 2005-AR1,
                                   Floating Rate Note, 1/25/35                              4,375,997
           215,498          2.32   HarborView Mortgage Loan Trust 2004-1,
                                   Floating Rate Note, 4/19/34                                216,740
         3,256,605          0.79   Impac CMB Trust Series 2004-4,
                                   Floating Rate Note, 9/25/34                              3,104,646
         1,721,122          0.88   Impac CMB Trust Series 2004-5,
                                   Floating Rate Note, 10/25/34                             1,675,723
         2,956,176          0.95   Impac CMB Trust Series 2004-6,
                                   Floating Rate Note, 10/25/34                             2,829,125
        10,029,432          0.90   Impac CMB Trust Series 2004-7,
                                   Floating Rate Note, 11/25/34                             9,720,585
         3,251,284          0.91   Impac CMB Trust Series 2004-9,
                                   Floating Rate Note, 1/25/35                              2,958,971
         9,479,068          0.67   Impac CMB Trust Series 2005-2,
                                   Floating Rate Note, 4/25/35                              8,906,513
            54,526          0.95   Impac Secured Assets CMN Owner
                                   Trust, Floating Rate Note, 11/25/34                         54,310
         1,837,310          0.50   Impac Secured Assets Trust 2006-2,
                                   Floating Rate Note, 8/25/36                              1,811,603
         6,137,783          0.35   Impac Secured Assets Trust 2006-5,
                                   Floating Rate Note, 12/25/36                             5,696,231
         2,443,784          2.67   IndyMac INDX Mortgage Loan Trust
                                   2005-AR3, Floating Rate Note, 4/25/35                    2,418,635
         6,944,736          3.17   Irvine Core Office Trust 2013-IRV,
                                   Floating Rate Note, 5/15/48 (144A)                       6,885,372
         4,000,000                 JP Morgan Chase Commercial Mortgage Securities
                                   Trust 2006-CIBC16, 5.623%, 5/12/45                       4,110,852
         3,187,692          0.51   JP Morgan Chase Commercial
                                   Mortgage Securities Trust 2006-FL2,
                                   Floating Rate Note, 11/15/18 (144A)                      3,020,224
         4,400,000                 JP Morgan Chase Commercial
                                   Mortgage Securities Trust 2010-C2,
                                   3.6159%, 11/15/43 (144A)                                 4,624,220
         1,300,000          5.69   JP Morgan Chase Commercial
                                   Mortgage Securities Trust 2010-C2,
                                   Floating Rate Note, 11/15/43 (144A)                      1,445,648
         5,200,000                 JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2011-C5, 4.1712%, 8/17/46               5,580,307

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 37

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         4,000,000          3.98   JP Morgan Chase Commercial
                                   Mortgage Securities Trust 2012-C8,
                                   Floating Rate Note, 10/17/45 (144A)                $     4,065,096
         4,603,269          3.50   JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2013-A5, Floating Rate
                                   Note, 7/25/20                                            4,819,153
        10,620,000                 JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2013-C16, 3.07%, 12/17/46              10,942,062
         6,500,000          1.95   JP Morgan Chase Commercial
                                   Mortgage Securities Trust 2013-FL3,
                                   Floating Rate Note, 4/17/28 (144A)                       6,501,696
         4,570,000          3.05   JP Morgan Chase Commercial
                                   Mortgage Securities Trust 2013-FL3,
                                   Floating Rate Note, 4/17/28 (144A)                       4,567,706
         4,800,000          1.50   JP Morgan Chase Commercial
                                   Mortgage Securities Trust 2014-FL5,
                                   Floating Rate Note, 7/15/31 (144A)                       4,801,637
         6,750,000          1.85   JP Morgan Chase Commercial
                                   Mortgage Securities Trust 2014-INN,
                                   Floating Rate Note, 6/15/29 (144A)                       6,736,446
           609,700          2.61   JP Morgan Mortgage Trust 2004-A2,
                                   Floating Rate Note, 5/25/34                                603,392
         2,874,264                 JP Morgan Mortgage Trust 2004-S1,
                                   6.0%, 9/25/34                                            3,026,931
         1,466,305          2.20   JP Morgan Mortgage Trust 2005-A4,
                                   Floating Rate Note, 7/25/35                              1,468,799
         7,556,388          3.50   JP Morgan Mortgage Trust 2013-2,
                                   Floating Rate Note, 5/25/43 (144A)                       7,570,156
         3,885,398          3.72   JP Morgan Mortgage Trust 2013-2,
                                   Floating Rate Note, 5/25/43 (144A)                       3,757,335
         3,463,321          3.50   JP Morgan Mortgage Trust 2014-1 REMICS,
                                   Floating Rate Note, 1/25/44 (144A)                       3,468,548
         2,530,221          4.00   JP Morgan Mortgage Trust 2014-1 REMICS,
                                   Floating Rate Note, 1/25/44 (144A)                       2,615,814
         1,485,727          2.75   La Hipotecaria Panamanian Mortgage
                                   Trust 2010-1, Floating Rate Note,
                                   9/8/39 (144A)                                            1,547,478
         3,255,815                 LB-UBS Commercial Mortgage Trust
                                   2005-C3, 4.739%, 7/15/30                                 3,297,167
         3,010,000                 LEAF Receivables Funding 9 LLC,
                                   5.11%, 9/15/21 (144A)                                    3,071,103
         2,082,269          0.35   Lehman Brothers Small Balance
                                   Commercial Mortgage Trust 2006-2,
                                   Floating Rate Note, 9/25/36 (144A)                       1,939,031

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         1,280,152          1.10   Lehman Brothers Small Balance Commercial
                                   Mortgage Trust 2007-3 Class 1A4, Floating
                                   Rate Note, 10/25/37 (144A)                         $     1,271,601
         1,697,625          0.37   Lehman Brothers Small Balance
                                   Commercial, Floating Rate Note,
                                   4/25/31 (144A)                                           1,572,805
         2,236,365          0.40   Lehman Brothers Small Balance
                                   Commercial, Floating Rate Note,
                                   9/25/30 (144A)                                           2,099,513
         4,920,000          5.34   LSTAR Commercial Mortgage Trust,
                                   Floating Rate Note, 6/25/43 (144A)                       4,976,890
           870,292          2.02   MASTR Adjustable Rate Mortgages
                                   Trust 2003-3, Floating Rate Note, 9/25/33                  869,543
         1,054,328                 MASTR Alternative Loan Trust 2003-5,
                                   6.5%, 6/25/33                                            1,088,992
         2,349,047                 MASTR Alternative Loan Trust 2004-10,
                                   5.5%, 10/25/19                                           2,404,731
         1,308,959          6.04   MASTR Alternative Loan Trust 2004-13,
                                   Floating Rate Note, 1/25/35                              1,392,008
         6,753,739                 MASTR Alternative Loan Trust 2004-6,
                                   6.0%, 7/25/34                                            6,875,347
         1,666,175          6.62   MASTR Seasoned Securitization Trust
                                   2005-1, Floating Rate Note, 9/25/32                      1,762,340
         1,157,228          2.35   Merrill Lynch Mortgage Investors Trust
                                   Series 2005-2, Floating Rate Note, 10/25/35              1,172,609
         1,142,085          1.05   Merrill Lynch Mortgage Investors Trust
                                   Series MLCC 2003-E, Floating Rate
                                   Note, 10/25/28                                             970,637
         1,245,811          0.93   Merrill Lynch Mortgage Investors Trust
                                   Series MLCC 2004-D REMICS, Floating
                                   Rate Note, 9/25/29                                       1,073,470
         4,154,273          2.47   Merrill Lynch Mortgage Investors Trust
                                   Series MLMI 2005-A2, Floating Rate
                                   Note, 2/25/35                                            4,187,923
         5,025,000                 Morgan Stanley Bank of America Merrill Lynch
                                   Trust 2014-C15 REMICS, 2.979%, 4/17/47                   5,148,741
         1,301,000          4.40   NorthStar 2012-1 Mortgage Trust,
                                   Floating Rate Note, 8/27/29 (144A)                       1,313,922
        10,635,299          3.25   NRP Mortgage Trust 2013-1, Floating
                                   Rate Note, 7/25/43 (144A)                               10,430,623
         4,959,158          3.25   NRP Mortgage Trust 2013-1, Floating
                                   Rate Note, 7/25/43 (144A)                                5,058,663

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 39

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         1,652,021          0.40   Opteum Mortgage Acceptance Corp., Asset
                                   Backed Pass-Through Certificates 2005-5,
                                   Floating Rate Note, 12/25/35                       $     1,636,949
         5,420,418                 ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                  5,420,656
         1,228,557                 PHH Mortgage Capital LLC, 6.6%,
                                   12/25/27 (Step) (144A)                                   1,242,250
           677,800                 RALI Series 2002-QS14 Trust, 5.5%, 9/25/32                 696,676
           176,333                 RALI Series 2003-QS1 Trust, 5.0%, 1/25/33                  177,535
           686,766                 RALI Series 2003-QS11 Trust, 5.25%, 6/25/33                714,968
         3,472,320          0.72   RALI Series 2003-QS11 Trust,
                                   Floating Rate Note, 6/25/33                              3,241,383
         3,511,144          0.70   RALI Series 2003-QS13 Trust,
                                   Floating Rate Note, 7/25/33                              3,259,311
           550,086                 RALI Series 2003-QS14 Trust,
                                   5.0%, 7/25/18                                              559,251
         1,838,510                 RALI Series 2004-QS16 Trust,
                                   5.5%, 12/25/34                                           1,867,479
           482,227                 RALI Series 2004-QS3 Trust,
                                   5.0%, 3/25/19                                              497,752
         1,770,011          0.65   RALI Series 2004-QS4 Trust,
                                   Floating Rate Note, 3/25/34                              1,724,748
           733,675          0.75   RALI Series 2004-QS5 Trust,
                                   Floating Rate Note, 4/25/34                                722,299
         1,599,799          0.73   RAMP Series 2004-SL1 Trust,
                                   Floating Rate Note, 10/25/31                             1,201,713
         1,681,191                 RCMC LLC, 5.62346%,
                                   12/17/18 (144A)                                          1,728,382
         4,358,858          1.55   RESI Finance LP, Floating Rate Note,
                                   9/10/35 (144A)                                           3,806,848
           658,345                 Residential Asset Securitization
                                   Trust 2004-A10, 5.5%, 2/25/35                              667,940
         2,227,534          0.60   Residential Asset Securitization Trust 2004-A7,
                                   Floating Rate Note, 10/25/34                             2,027,152
         4,146,240                 RFMSI Series 2005-S5 Trust,
                                   5.25%, 7/25/35                                           4,279,272
         7,017,900          0.77   Sequoia Mortgage Trust 2003-5,
                                   Floating Rate Note, 9/20/33                              6,884,300
         1,071,447          0.85   Sequoia Mortgage Trust 2004-8,
                                   Floating Rate Note, 9/20/34                              1,028,764
         2,704,967          0.49   Sequoia Mortgage Trust 2004-9,
                                   Floating Rate Note, 10/20/34                             2,594,512

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         2,279,699          0.37   Sequoia Mortgage Trust 2005-2,
                                   Floating Rate Note, 3/20/35                        $     2,101,714
         5,490,295          0.35   Sequoia Mortgage Trust 2005-3,
                                   Floating Rate Note, 5/20/35                              5,138,916
         2,647,565          1.55   Sequoia Mortgage Trust 2013-4,
                                   Floating Rate Note, 4/27/43                              2,467,874
         5,200,077          3.54   Sequoia Mortgage Trust 2013-5,
                                   Floating Rate Note, 5/25/43 (144A)                       5,106,865
         6,963,766          3.00   Sequoia Mortgage Trust 2013-7,
                                   Floating Rate Note, 6/25/43                              6,721,120
         3,328,621          2.25   Sequoia Mortgage Trust 2013-8,
                                   Floating Rate Note, 6/25/43                              3,154,152
         3,828,747          3.00   Sequoia Mortgage Trust 2013-8,
                                   Floating Rate Note, 6/25/43                              3,704,155
         4,089,811                 Sequoia Mortgage Trust 2013-9,
                                   3.5%, 7/25/43 (144A)                                     3,922,755
         7,592,232          2.50   Sequoia Mortgage Trust, Floating Rate
                                   Note, 12/26/42                                           7,162,618
         2,540,335          3.00   Sequoia Mortgage Trust, Floating Rate
                                   Note, 9/25/42                                            2,452,614
         1,100,000          5.30   Springleaf Mortgage Loan Trust 2012-3,
                                   Floating Rate Note, 12/26/59 (144A)                      1,135,851
           966,199          2.86   Structured Adjustable Rate Mortgage Loan
                                   Trust Class 1A1, Floating Rate Note, 3/25/34               976,760
         2,764,058          2.37   Structured Adjustable Rate Mortgage
                                   Loan Trust, Floating Rate Note, 1/25/35                  2,759,423
            27,237          2.52   Structured Adjustable Rate Mortgage
                                   Loan Trust, Floating Rate Note, 2/25/34                     27,529
         4,269,360          2.53   Structured Adjustable Rate Mortgage
                                   Loan Trust, Floating Rate Note, 9/25/34                  4,193,562
         4,960,362          0.89   Structured Asset Mortgage Investments
                                   Trust 2003-AR2, Floating Rate Note, 12/19/33             4,750,211
         3,085,972          2.69   Structured Asset Securities Corp.,
                                   Mortgage Certificates Series 2003-31A,
                                   Floating Rate Note, 10/25/33                             3,080,729
         3,118,232          2.49   Structured Asset Securities Corp., Mortgage
                                   Pass-Through Certificates Series 2003-22A,
                                   Floating Rate Note, 6/25/33                              3,147,294
         1,547,080          2.45   Structured Asset Securities Corp., Mortgage
                                   Pass-Through Certificates Series 2003-24A,
                                   Floating Rate Note, 7/25/33                              1,539,738
         3,650,172          1.64   Thornburg Mortgage Securities Trust
                                   Class II2A, Floating Rate Note, 3/25/44                  3,610,477

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 41

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         3,093,003          1.77   Thornburg Mortgage Securities Trust
                                   Class II4A, Floating Rate Note, 3/25/44            $     3,004,970
           750,000                 TimberStar Trust 1 REMICS, 5.668%,
                                   10/15/36 (144A)                                            805,836
         6,646,000                 TimberStar Trust 1, 7.5296%, 10/15/36 (144A)             6,995,965
         4,197,496                 Vericrest Opportunity Loan Transferee 2014-NPL4
                                   LLC, 3.125%, 4/27/54 (Step) (144A)                       4,197,403
         4,635,207                 VOLT XXII LLC, 3.625%, 10/27/53 (Step)                   4,642,053
         3,770,873                 VOLT XXIV LLC, 3.25%, 11/25/53 (Step)                    3,777,404
           365,438          0.58   WaMu Mortgage Pass-Through
                                   Certificates Series 2004-AR12 Trust,
                                   Floating Rate Note, 10/25/44                               355,249
         1,819,764          2.41   WaMu Mortgage Pass-Through Certificates
                                   Series 2005-AR3 Trust, Floating Rate
                                   Note, 3/25/35                                            1,822,796
         2,601,133          2.40   WaMu Mortgage Pass-Through Certificates,
                                   Floating Rate Note, 1/25/35                              2,622,405
         1,775,000          4.69   Wells Fargo Commercial Mortgage
                                   Trust 2012-LC5, Floating Rate Note, 10/17/45             1,866,114
         3,525,000                 Wells Fargo Commercial Mortgage Trust
                                   2014-LC16 REMICS, 2.819%, 8/17/50                        3,587,625
         4,800,000          5.77   Wells Fargo Commercial Mortgage Trust,
                                   Floating Rate Note, 11/18/43 (144A)                      5,339,203
           513,203          2.55   Wells Fargo Mortgage Backed Securities
                                   2003-L Trust, Floating Rate Note, 11/25/33                 506,074
         1,425,233          2.61   Wells Fargo Mortgage Backed Securities
                                   2005-AR10 Trust, Floating Rate Note, 6/25/35             1,422,174
           368,867          4.90   Wells Fargo Mortgage Backed Securities
                                   2005-AR6 Trust, Floating Rate Note, 4/25/35                372,095
         1,200,000          5.39   WF-RBS Commercial Mortgage Trust 2011-C2,
                                   Floating Rate Note, 2/15/44 (144A)                       1,316,633
         2,885,000                 WFRBS Commercial Mortgage Trust
                                   2011-C3, 3.998%, 3/15/44 (144A)                          3,066,833
         2,000,000          5.41   WFRBS Commercial Mortgage Trust 2011-C4,
                                   Floating Rate Note, 6/17/44 (144A)                       2,145,714

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         3,450,000                 WFRBS Commercial Mortgage Trust
                                   2014-LC14, 2.862%, 3/15/47                         $     3,527,301
                                                                                      ---------------
                                                                                      $   574,590,869
                                                                                      ---------------
                                   Total Banks                                        $   589,549,345
-----------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.7%
                                   Other Diversified Financial Services -- 0.7%
         2,842,000          2.10   Del Coronado Trust 2013-DEL,
                                   Floating Rate Note, 3/16/26 (144A)                 $     2,835,128
         4,530,817          0.32   GE Business Loan Trust 2007-1,
                                   Floating Rate Note, 4/16/35 (144A)                       4,292,953
        17,241,240          2.50   JP Morgan Mortgage Trust 2013-1,
                                   Floating Rate Note, 3/25/43 (144A)                      17,044,983
         3,404,000          5.07   Morgan Stanley Capital I, Inc., Trust 2005-HQ6
                                   REMICS, Floating Rate Note, 8/13/42                      3,481,781
         3,231,168                 Morgan Stanley Capital I, Inc., Trust
                                   2005-TOP19, 4.89%, 6/12/47                               3,288,182
         5,000,000                 Morgan Stanley Capital I, Inc., Trust
                                   2007-HQ13, 5.569%, 12/15/44                              5,335,305
         2,546,276          0.25   Morgan Stanley Capital I, Inc.,
                                   Floating Rate Note, 10/15/20 (144A)                      2,545,864
         2,897,800                 Nomura Asset Acceptance Corp., Alternative
                                   Loan Trust Series 2003-A3, 5.5%,
                                   8/25/33 (Step)                                           3,024,132
         4,950,000          2.30   Resource Capital Corp., CRE Notes 2013, Ltd.,
                                   Floating Rate Note, 6/15/16 (144A)                       4,987,670
           900,000                 Spirit Master Funding VII LLC,
                                   3.8868%, 12/20/43                                          921,872
                                                                                      ---------------
                                                                                      $    47,757,870
-----------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 0.0%+
         2,435,000          1.60   American Homes 4 Rent 2014-SFR1,
                                   Floating Rate Note, 6/17/31                        $     2,403,912
                                                                                      ---------------
                                   Total Diversified Financials                       $    50,161,782
-----------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- 1.6%
           595,365                 Federal Home Loan Mortgage Corp.,
                                   REMICS, 5.0%, 6/15/34                              $       598,562
         1,444,207          0.40   Federal Home Loan Mortgage Corp.,
                                   REMICS, Floating Rate Note, 11/15/36                     1,447,154
         5,065,000          4.30   Federal Home Loan Mortgage Corp.,
                                   Floating Rate Note, 9/26/44 (144A)                       5,196,786
         2,140,514                 Federal National Mortgage Association
                                   REMICS, 3.5%, 1/25/29 (e)                                  136,559

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 43

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Government -- (continued)
         3,835,921                 Federal National Mortgage Association
                                   REMICS, 4.5%, 6/25/29                              $     4,169,914
           601,501                 Federal National Mortgage Association
                                   REMICS, 5.0%, 9/25/39                                      633,316
         3,900,000          5.62   FREMF Mortgage Trust 2010-K7,
                                   Floating Rate Note, 5/25/29 (144A)                       4,322,390
         1,980,000          5.41   FREMF Mortgage Trust 2010-K8,
                                   Floating Rate Note, 9/25/43 (144A)                       2,173,246
         4,160,000          5.36   FREMF Mortgage Trust 2010-K9 REMICS,
                                   Floating Rate Note, 9/25/45 (144A)                       4,542,674
         5,600,000          4.77   FREMF Mortgage Trust 2011-K10 ,
                                   Floating Rate Note, 11/25/49 (144A)                      5,963,423
         3,300,000          4.57   FREMF Mortgage Trust 2011-K11 REMICS,
                                   Floating Rate Note, 12/25/48 (144A)                      3,473,006
         3,953,000          4.50   FREMF Mortgage Trust 2011-K12,
                                   Floating Rate Note, 1/25/46 (144A)                       4,144,135
         2,200,000          5.33   FREMF Mortgage Trust 2011-K14,
                                   Floating Rate Note, 2/25/47 (144A)                       2,411,486
         8,232,000          4.94   FREMF Mortgage Trust 2011-K702,
                                   Floating Rate Note, 4/25/44 (144A)                       8,756,411
         5,450,000          5.05   FREMF Mortgage Trust 2011-K703,
                                   Floating Rate Note, 7/25/44 (144A)                       5,817,608
         6,500,000          4.00   FREMF Mortgage Trust 2012-K20,
                                   Floating Rate Note, 5/25/45 (144A)                       6,577,324
            25,000          3.89   FREMF Mortgage Trust 2012-K708,
                                   Floating Rate Note, 2/27/45 (144A)                          25,218
         5,000,000          3.74   FREMF Mortgage Trust 2012-K709,
                                   Floating Rate Note, 4/25/45 (144A)                       5,120,460
         1,000,000          3.31   FREMF Mortgage Trust 2013-K502,
                                   Floating Rate Note, 3/27/45 (144A)                         999,602
         2,750,000          3.60   FREMF Mortgage Trust Class B, Floating
                                   Rate Note, 11/25/46 (144A)                               2,830,930
         3,661,000          3.95   FREMF Mortgage Trust Class B, Floating
                                   Rate Note, 6/25/47 (144A)                                3,756,823
         4,100,000          4.44   FREMF Mortgage Trust Class B, Floating
                                   Rate Note, 7/25/48 (144A)                                4,287,009
         3,600,000          3.60   FREMF Mortgage Trust Class C, Floating
                                   Rate Note, 11/25/46 (144A)                               3,674,358
         4,775,000          4.44   FREMF Mortgage Trust Class C, Floating
                                   Rate Note, 7/25/48 (144A)                                4,931,391
         7,476,443                 Government National Mortgage
                                   Association, 3.0%, 4/20/41                               7,718,075
         9,820,000                 Government National Mortgage
                                   Association, 4.5%, 9/20/39                              10,623,708
           812,426                 Government National Mortgage
                                   Association, 4.973%, 4/16/42                               840,386

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Government -- (continued)
        48,153,908          1.01   Government National Mortgage Association,
                                   Floating Rate Note, 2/16/53 (e)                    $     3,614,480
        34,016,573          1.02   Government National Mortgage Association,
                                   Floating Rate Note, 3/16/53 (e)                          2,432,151
        51,221,592          1.06   Government National Mortgage Association,
                                   Floating Rate Note, 8/16/52 (e)                          3,283,355
        52,117,911          1.07   Government National Mortgage Association,
                                   Floating Rate Note, 9/16/52 (e)                          4,039,190
                                                                                      ---------------
                                                                                      $   118,541,130
                                                                                      ---------------
                                   Total Government                                   $   118,541,130
-----------------------------------------------------------------------------------------------------
                                   TOTAL COLLATERALIZED
                                   MORTGAGE OBLIGATIONS
                                   (Cost $764,592,158)                                $   770,648,151
-----------------------------------------------------------------------------------------------------
                                   CORPORATE BONDS -- 37.8%
                                   ENERGY -- 4.9%
                                   Oil & Gas Drilling -- 0.2%
         8,250,000                 Ensco Plc, 4.5%, 10/1/24                           $     8,277,778
         4,400,000                 Offshore Group Investment, Ltd.,
                                   7.5%, 11/1/19                                            4,081,000
         2,250,000                 Pride International, Inc., 6.875%, 8/15/20               2,652,678
                                                                                      ---------------
                                                                                      $    15,011,456
-----------------------------------------------------------------------------------------------------
                                   Oil & Gas Equipment & Services -- 0.2%
         7,300,000                 Exterran Holdings, Inc., 7.25%, 12/1/18            $     7,592,000
            90,000                 SESI LLC, 7.125%, 12/15/21                                  99,450
         3,825,000                 Weatherford International, Ltd.,
                                   Bermuda, 5.95%, 4/15/42                                  4,108,486
         4,070,000                 Weatherford International, Ltd.,
                                   Bermuda, 9.625%, 3/1/19                                  5,225,127
                                                                                      ---------------
                                                                                      $    17,025,063
-----------------------------------------------------------------------------------------------------
                                   Integrated Oil & Gas -- 0.4%
         4,620,000                 American Energy -- Utica LLC, 3.5% (3.50%
                                   Cash, 0.00% PIK), 3/1/21 (144A) (PIK)              $     5,313,000
        17,200,000                 Energy XXI Gulf Coast, Inc., 7.5%, 12/15/21             16,856,000
MXN     14,965,000                 Petroleos Mexicanos, 7.19%, 9/12/24 (144A)               1,125,881
         1,395,000                 Rosneft Finance SA, 6.625%, 3/20/17 (144A)               1,433,362

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 45

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Integrated Oil & Gas -- (continued)
         1,770,000                 Rosneft Finance SA, 7.25%, 2/2/20 (144A)           $     1,838,588
         1,250,000                 Rosneft Finance SA, 7.875%, 3/13/18 (144A)               1,332,812
                                                                                      ---------------
                                                                                      $    27,899,643
-----------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 1.7%
         8,000,000                 Antero Resources Corp., 5.125%,
                                   12/1/22 (144A)                                     $     7,780,000
           560,000                 Approach Resources, Inc., 7.0%, 6/15/21                    554,400
         5,605,000                 Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                5,829,200
         3,475,000                 Chaparral Energy, Inc., 7.625%, 11/15/22                 3,561,875
         5,125,000                 Concho Resources, Inc., 6.5%, 1/15/22                    5,445,312
         3,780,000                 Dolphin Energy, Ltd., 5.5%, 12/15/21 (144A)              4,224,150
         9,850,000                 EP Energy LLC, 9.375%, 5/1/20                           10,736,500
           107,000                 Freeport-McMoran Oil & Gas LLC,
                                   6.75%, 2/1/22                                              118,502
         4,060,000                 Freeport-McMoran Oil & Gas LLC,
                                   8.625%, 10/15/19                                         4,258,335
           765,000                 Gazprom OAO Via Gaz Capital SA,
                                   8.146%, 4/11/18 (144A)                                     837,782
         5,768,000                 Hilcorp Energy I LP, 7.625%, 4/15/21 (144A)              6,070,820
         3,500,000                 KazMunayGas National Co., JSC,
                                   4.4%, 4/30/23 (144A)                                     3,364,200
         1,900,000                 Kodiak Oil & Gas Corp., 5.5%, 1/15/21                    1,919,000
            85,000                 Kodiak Oil & Gas Corp., 8.125%, 12/1/19                     91,162
         3,465,000                 Lightstream Resources, Ltd., 8.625%,
                                   2/1/20 (144A)                                            3,430,350
         9,200,000                 Linn Energy LLC, 6.5%, 5/15/19                           9,016,000
         3,374,000                 Linn Energy LLC, 8.625%, 4/15/20                         3,487,872
         6,125,000                 Newfield Exploration Co., 5.625%, 7/1/24                 6,553,750
        15,700,000                 Novatek OAO via Novatek Finance,
                                   Ltd., 4.422%, 12/13/22 (144A)                           13,580,500
         4,620,000                 Oasis Petroleum, Inc., 6.875%, 3/15/22                   4,874,100
         3,760,000                 Pacific Rubiales Energy Corp.,
                                   5.375%, 1/26/19 (144A)                                   3,816,400

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration &
                                   Production -- (continued)
         1,070,000                 Rosetta Resources, Inc., 5.625%, 5/1/21            $     1,043,250
         4,710,000                 Samson Investment Co., 9.75%, 2/15/20                    4,274,325
         4,790,000                 Sanchez Energy Corp., 6.125%,
                                   1/15/23 (144A)                                           4,743,537
         1,960,000                 SandRidge Energy, Inc., 7.5%, 3/15/21                    1,911,000
         1,840,000                 SandRidge Energy, Inc., 8.125%, 10/15/22                 1,837,700
         4,650,000                 Swift Energy Co., 7.875%, 3/1/22                         4,650,000
           780,907                 Tengizchevroil Finance Co., Sarl,
                                   6.124%, 11/15/14 (144A)                                    783,757
         3,650,000                 Vanguard Natural Resources LLC,
                                   7.875%, 4/1/20                                           3,777,750
         3,170,000                 W&T Offshore, Inc., 8.5%, 6/15/19                        3,280,950
                                                                                      ---------------
                                                                                      $   125,852,479
-----------------------------------------------------------------------------------------------------
                                   Oil & Gas Refining & Marketing -- 0.4%
         6,735,000                 Calumet Specialty Products
                                   Partners LP, 6.5%, 4/15/21 (144A)                  $     6,398,250
         5,840,000                 EnLink Midstream Partners LP,
                                   4.4%, 4/1/24                                             6,061,447
         3,125,000                 Reliance Holding USA, Inc., 4.5%,
                                   10/19/20 (144A)                                          3,269,334
            25,000                 Sunoco, Inc., 9.625%, 4/15/15                               26,082
         9,480,000                 Tesoro Corp., 5.375%, 10/1/22                            9,527,400
         4,414,000                 Valero Energy Corp., 9.375%, 3/15/19                     5,676,144
                                                                                      ---------------
                                                                                      $    30,958,657
-----------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 1.9%
         1,770,000                 Buckeye Partners LP, 6.05%, 1/15/18                $     1,977,547
         4,290,000                 DCP Midstream LLC, 9.75%,
                                   3/15/19 (144A)                                           5,493,371
        17,150,000          5.85   DCP Midstream LLC, Floating Rate
                                   Note, 5/21/43 (144A)                                    16,935,625
         4,234,000          3.24   Energy Transfer Partners LP, Floating
                                   Rate Note, 11/1/66                                       3,964,082
         3,683,000          8.38   Enterprise Products Operating LLC,
                                   Floating Rate Note, 8/1/66                               4,051,300
        15,875,000                 Gibson Energy, Inc., 6.75%,
                                   7/15/21 (144A)                                          16,827,500

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 47

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage &
                                   Transportation -- (continued)
NOK     32,000,000          6.94   Golar LNG Partners LP, Floating Rate
                                   Note, 10/12/17                                     $     5,253,575
        11,960,000                 Kinder Morgan Energy Partners LP,
                                   4.15%, 3/1/22                                           12,083,068
         5,225,000                 Kinder Morgan Energy Partners LP,
                                   5.95%, 2/15/18                                           5,843,938
         9,425,000                 ONEOK, Inc., 6.875%, 9/30/28                            10,456,255
        12,650,000                 Sabine Pass Liquefaction LLC,
                                   5.625%, 2/1/21                                          12,997,875
         2,140,000                 Spectra Energy Capital LLC,
                                   6.75%, 7/15/18                                           2,431,676
        10,390,000                 Sunoco Logistics Partners Operations LP,
                                   6.1%, 2/15/42                                           11,673,612
         8,880,000                 The Williams Companies, Inc.,
                                   7.75%, 6/15/31                                          10,689,407
        13,440,000                 Williams Partners LP, 4.3%, 3/4/24                      13,708,195
                                                                                      ---------------
                                                                                      $   134,387,026
-----------------------------------------------------------------------------------------------------
                                   Coal & Consumable Fuels -- 0.1%
         4,260,000                 Alpha Natural Resources, Inc., 6.0%, 6/1/19        $     2,577,300
         1,860,000                 Alpha Natural Resources, Inc.,
                                   6.25%, 6/1/21                                            1,081,125
         1,850,000                 Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)             786,250
                                                                                      ---------------
                                                                                      $     4,444,675
                                                                                      ---------------
                                   Total Energy                                       $   355,578,999
-----------------------------------------------------------------------------------------------------
                                   MATERIALS -- 3.5%
                                   Commodity Chemicals -- 0.1%
         3,590,000                 Hexion US Finance Corp., 8.875%, 2/1/18            $     3,657,312
         3,875,000                 Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                3,971,875
                                                                                      ---------------
                                                                                      $     7,629,187
-----------------------------------------------------------------------------------------------------
                                   Diversified Chemicals -- 0.1%
         4,140,000                 Eastman Chemical Co., 4.8%, 9/1/42                 $     4,105,746
-----------------------------------------------------------------------------------------------------
                                   Fertilizers & Agricultural Chemicals -- 0.1%
         3,650,000                 EuroChem Mineral & Chemical Co., OJSC via
                                   EuroChem GI, Ltd., 5.125%, 12/12/17 (144A)         $     3,561,232

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Fertilizers & Agricultural
                                   Chemicals -- (continued)
         5,550,000                 Phosagro OAO via Phosagro Bond
                                   Funding, Ltd., 4.204%, 2/13/18 (144A)              $     5,369,625
                                                                                      ---------------
                                                                                      $     8,930,857
-----------------------------------------------------------------------------------------------------
                                   Specialty Chemicals -- 0.0%+
         1,375,000                 Rentech Nitrogen Partners LP, 6.5%,
                                   4/15/21 (144A)                                     $     1,364,688
-----------------------------------------------------------------------------------------------------
                                   Construction Materials -- 0.3%
         5,098,000                 CEMEX Espana SA, 9.875%, 4/30/19 (144A)            $     5,658,780
         3,400,000                 Cemex SAB de CV, 7.25%, 1/15/21 (144A)                   3,595,500
         4,700,000          5.23   Cemex SAB de CV, Floating Rate
                                   Note, 9/30/15 (144A)                                     4,807,865
         1,900,000                 Holcim US Finance Sarl & Cie SCS,
                                   6.0%, 12/30/19 (144A)                                    2,183,621
                                                                                      ---------------
                                                                                      $    16,245,766
-----------------------------------------------------------------------------------------------------
                                   Metal & Glass Containers -- 0.5%
         1,690,000                 AEP Industries, Inc., 8.25%, 4/15/19               $     1,749,150
EURO       100,000                 Ardagh Glass Finance Plc, 8.75%,
                                   2/1/20 (144A)                                              131,994
         1,129,412                 Ardagh Packaging Finance Plc, 7.0%,
                                   11/15/20 (144A)                                          1,140,706
         7,250,000                 Ardagh Packaging Finance Plc, 9.125%,
                                   10/15/20 (144A)                                          7,848,125
EURO    11,058,000                 Ardagh Packaging Finance Plc, 9.25%,
                                   10/15/20 (144A)                                         14,945,075
         4,075,000                 Reynolds Group Issuer, Inc., 7.125%,
                                   4/15/19                                                  4,222,719
         5,795,000                 Reynolds Group Issuer, Inc., 9.875%,
                                   8/15/19                                                  6,236,869
                                                                                      ---------------
                                                                                      $    36,274,638
-----------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- 1.0%
         6,230,000                 Ausdrill Finance Pty, Ltd., 6.875%,
                                   11/1/19 (144A)                                     $     5,747,175
         8,860,000                 Freeport-McMoRan, Inc., 3.875%, 3/15/23                  8,738,733
        20,840,000                 Gold Fields Orogen Holdings BVI, Ltd.,
                                   4.875%, 10/7/20 (144A)                                  18,547,600
        11,775,000                 KGHM International, Ltd., 7.75%,
                                   6/15/19 (144A)                                          12,422,625
         8,500,000                 MMC Norilsk Nickel OJSC via MMC
                                   Finance, Ltd., 5.55%, 10/28/20 (144A)                    8,436,250

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 49

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- (continued)
         5,850,000                 Vedanta Resources Plc, 6.0%,
                                   1/31/19 (144A)                                     $     5,908,500
         3,635,000                 Vedanta Resources Plc, 8.25%, 6/7/21 (144A)              4,007,588
         4,040,000                 Vedanta Resources Plc, 9.5%, 7/18/18 (144A)              4,625,800
         3,360,000                 Volcan Cia Minera SAA, 5.375%,
                                   2/2/22 (144A)                                            3,326,400
                                                                                      ---------------
                                                                                      $    71,760,671
-----------------------------------------------------------------------------------------------------
                                   Gold -- 0.3%
         3,900,000                 AngloGold Ashanti Holdings Plc,
                                   5.125%, 8/1/22                                     $     3,762,568
         6,715,000                 AngloGold Ashanti Holdings Plc,
                                   5.375%, 4/15/20                                          6,742,599
         2,400,000                 Eldorado Gold Corp., 6.125%,
                                   12/15/20 (144A)                                          2,382,000
         7,300,000                 Goldcorp, Inc., 3.7%, 3/15/23                            7,155,555
         2,475,000                 IAMGOLD Corp., 6.75%, 10/1/20 (144A)                     2,091,375
                                                                                      ---------------
                                                                                      $    22,134,097
-----------------------------------------------------------------------------------------------------
                                   Precious Metals & Minerals -- 0.1%
         7,550,000                 Fresnillo Plc, 5.5%, 11/13/23 (144A)               $     7,849,735
-----------------------------------------------------------------------------------------------------
                                   Steel -- 0.7%
         3,645,000                 Allegheny Technologies, Inc., 9.375%, 6/1/19       $     4,449,561
         5,660,000                 Essar Steel Algoma, Inc., 9.375%,
                                   3/15/15 (144A)                                           5,645,850
         8,725,000                 Ferrexpo Finance Plc, 7.875%,
                                   4/7/16 (144A)                                            7,874,312
         5,175,000                 Glencore Funding LLC, 4.125%,
                                   5/30/23 (144A)                                           5,121,734
         6,200,000                 Metalloinvest Finance, Ltd., 5.625%,
                                   4/17/20 (144A)                                           5,649,750
         5,555,000                 Metinvest BV, 10.25%, 5/20/15 (144A)                     4,250,686
         5,675,000                 Metinvest BV, 8.75%, 2/14/18 (144A)                      3,859,000
         7,600,000                 Samarco Mineracao SA, 4.125%,
                                   11/1/22 (144A)                                           7,077,120
         3,900,000                 Samarco Mineracao SA, 5.75%,
                                   10/24/23 (144A)                                          4,009,200
         3,875,000                 Worthington Industries, Inc., 4.55%, 4/15/26             4,013,070
                                                                                      ---------------
                                                                                      $    51,950,283
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Paper Products -- 0.3%
         2,500,000                 Inversiones CMPC SA, 4.375%,
                                   5/15/23 (144A)                                     $     2,427,020
         8,625,000                 Inversiones CMPC SA, 4.5%,
                                   4/25/22 (144A)                                           8,523,536
        11,110,000                 Resolute Forest Products, Inc.,
                                   5.875%, 5/15/23                                         10,269,806
         1,100,000                 Sappi Papier Holding GmbH, 6.625%,
                                   4/15/21 (144A)                                           1,138,500
                                                                                      ---------------
                                                                                      $    22,358,862
                                                                                      ---------------
                                   Total Materials                                    $   250,604,530
-----------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 1.7%
                                   Building Products -- 0.4%
         3,665,000                 Building Materials Corp. of America,
                                   6.75%, 5/1/21 (144A)                               $     3,839,088
        14,465,000                 Masco Corp., 7.125%, 3/15/20                            16,634,750
         8,525,000          5.75   Stanley Black & Decker, Inc., Floating
                                   Rate Note, 12/15/53                                      9,228,312
                                                                                      ---------------
                                                                                      $    29,702,150
-----------------------------------------------------------------------------------------------------
                                   Construction & Engineering -- 0.2%
         3,500,000                 Dycom Investments, Inc., 7.125%, 1/15/21           $     3,692,500
         3,400,000                 Empresas ICA SAB de CV, 8.375%,
                                   7/24/17 (144A)                                           3,574,250
         6,425,000                 Empresas ICA SAB de CV, 8.9%,
                                   2/4/21 (144A)                                            6,810,500
                                                                                      ---------------
                                                                                      $    14,077,250
-----------------------------------------------------------------------------------------------------
                                   Electrical Components &
                                   Equipment -- 0.0%+
         3,500,000                 WireCo WorldGroup, Inc., 9.5%, 5/15/17             $     3,605,000
-----------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 0.1%
         4,200,000                 Magnesita Finance, Ltd., 8.625%
                                   (Perpetual) (144A)                                 $     4,179,000
         4,485,000                 Tyco Electronics Group SA, 6.55%, 10/1/17                5,107,020
                                                                                      ---------------
                                                                                      $     9,286,020
-----------------------------------------------------------------------------------------------------
                                   Construction & Farm Machinery &
                                   Heavy Trucks -- 0.4%
         1,125,000                 Commercial Vehicle Group, Inc.,
                                   7.875%, 4/15/19                                    $     1,150,312
        14,150,000                 Cummins, Inc., 5.65%, 3/1/98                            16,008,475
         1,385,000                 Cummins, Inc., 6.75%, 2/15/27                            1,729,336
        11,805,000                 Navistar International Corp., 8.25%, 11/1/21            12,100,125
                                                                                      ---------------
                                                                                      $    30,988,248
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 51

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.1%
           120,000                 Mcron Finance Sub LLC, 8.375%,
                                   5/15/19 (144A)                                     $       129,000
         3,879,000                 Mueller Water Products, Inc., 7.375%,
                                   6/1/17                                                   3,942,034
         1,291,000                 Valmont Industries, Inc., 6.625%, 4/20/20                1,520,944
                                                                                      ---------------
                                                                                      $     5,591,978
-----------------------------------------------------------------------------------------------------
                                   Trading Companies & Distributors -- 0.5%
         3,775,000                 Aircastle, Ltd., 6.25%, 12/1/19                    $     3,973,188
         2,900,000                 Aircastle, Ltd., 7.625%, 4/15/20                         3,240,750
         3,200,000                 Aviation Capital Group Corp., 4.625%,
                                   1/31/18 (144A)                                           3,335,725
        12,763,000                 Aviation Capital Group Corp.,
                                   6.75%, 4/6/21 (144A)                                    14,486,005
         6,865,000                 GATX Corp., 6.0%, 2/15/18                                7,664,930
                                                                                      ---------------
                                                                                      $    32,700,598
                                                                                      ---------------
                                   Total Capital Goods                                $   125,951,244
-----------------------------------------------------------------------------------------------------
                                   COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                   Environmental & Facilities Services -- 0.1%
         6,050,000                 Liberty Tire Recycling LLC, 11.0%,
                                   10/1/16 (144A)                                     $     5,717,250
                                                                                      ---------------
                                   Total Commercial Services & Supplies               $     5,717,250
-----------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.6%
                                   Airlines -- 0.3%
         1,952,306                 Air Canada 2013-1 Class A Pass
                                   Through Trust, 4.125%, 11/15/26 (144A)             $     1,974,269
           388,043                 Continental Airlines 1999-1 Class B
                                   Pass Through Trust, 6.795%, 8/2/18                         407,930
           200,000                 Continental Airlines 2012-3 Class C Pass Thru
                                   Certificates, 6.125%, 4/29/18 (144A)                       212,000
            50,000                 Delta Air Lines 2010-1 Class B Pass
                                   Through Trust, 6.375%, 1/2/16 (144A)                        52,875
         2,247,814                 Delta Air Lines 2010-2 Class A Pass
                                   Through Trust, 4.95%, 5/23/19                            2,416,400
         2,795,000                 Hawaiian Airlines 2013-1 Class A
                                   Pass Through Certificates, 3.9%, 1/15/26                 2,782,422
         4,965,000                 TAM Capital 3, Inc., 8.375%,
                                   6/3/21 (144A)                                            5,306,344

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Airlines -- (continued)
         6,200,000                 United Continental Holdings, Inc.,
                                   6.0%, 7/15/26                                      $     5,781,500
                                                                                      ---------------
                                                                                      $    18,933,740
-----------------------------------------------------------------------------------------------------
                                   Railroads -- 0.0%+
         3,750,000                 Far East Capital, Ltd., SA, 8.0%,
                                   5/2/18 (144A)                                      $     2,475,000
-----------------------------------------------------------------------------------------------------
                                   Trucking -- 0.2%
         1,602,000                 Asciano Finance, Ltd., 4.625%,
                                   9/23/20 (144A)                                     $     1,696,465
         4,200,000                 Asciano Finance, Ltd., 5.0%,
                                   4/7/18 (144A)                                            4,524,744
         5,984,948                 Inversiones Alsacia SA, 0.0%,
                                   8/18/18 (144A)                                           4,189,464
         2,050,000                 Transnet SOC, Ltd., 4.0%,
                                   7/26/22 (144A)                                           1,929,972
                                                                                      ---------------
                                                                                      $    12,340,645
-----------------------------------------------------------------------------------------------------
                                   Airport Services -- 0.0%+
         1,100,000                 Aguila 3 SA, 7.875%, 1/31/18 (144A)                $     1,127,500
-----------------------------------------------------------------------------------------------------
                                   Highways & Railtracks -- 0.1%
MXN     87,500,000                 Red de Carreteras de Occidente
                                   SAPIB de CV, 9.0%, 6/10/28 (144A)                  $     6,208,393
                                                                                      ---------------
                                   Total Transportation                               $    41,085,278
-----------------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 0.0%+
                                   Automobile Manufacturers -- 0.0%+
         1,390,000                 Hyundai Motor Manufacturing
                                   Czech s.r.o., 4.5%, 4/15/15 (144A)                 $     1,414,617
                                                                                      ---------------
                                   Total Automobiles & Components                     $     1,414,617
-----------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.6%
                                   Home Furnishings -- 0.0%+
         3,450,000                 Mohawk Industries, Inc., 3.85%, 2/1/23             $     3,422,745
-----------------------------------------------------------------------------------------------------
                                   Homebuilding -- 0.3%
         5,880,000                 Brookfield Residential Properties, Inc.,
                                   6.125%, 7/1/22 (144A)                              $     5,909,400
         3,460,000                 Brookfield Residential Properties, Inc.,
                                   6.5%, 12/15/20 (144A)                                    3,589,750
         3,140,000                 Desarrolladora Homex SAB de CV,
                                   0.0%, 12/11/19 (144A) (f)                                  471,000
         5,065,000                 Desarrolladora Homex SAB de CV,
                                   9.75%, 3/25/20 (144A) (f)                                  785,075
         7,780,000                 DR Horton, Inc., 5.75%, 8/15/23                          8,071,750

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 53

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Homebuilding -- (continued)
         1,500,000                 KB Home, Inc., 8.0%, 3/15/20                       $     1,650,000
         2,275,000                 Urbi Desarrollos Urbanos SAB de CV,
                                   1/21/20 (144A) (d) (f)                                     295,750
         3,975,000                 Urbi Desarrollos Urbanos SAB de CV,
                                   2/3/22 (144A) (d) (f)                                      516,750
                                                                                      ---------------
                                                                                      $    21,289,475
-----------------------------------------------------------------------------------------------------
                                   Household Appliances -- 0.1%
         7,600,000                 Arcelik AS, 5.0%, 4/3/23 (144A)                    $     7,144,000
-----------------------------------------------------------------------------------------------------
                                   Housewares & Specialties -- 0.2%
         9,539,000                 Controladora Mabe SA de CV,
                                   7.875%, 10/28/19 (144A)                            $    10,802,918
                                                                                      ---------------
                                   Total Consumer Durables & Apparel                  $    42,659,138
-----------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.9%
                                   Casinos & Gaming -- 0.4%
EURO     3,750,000                 Cirsa Funding Luxembourg SA,
                                   8.75%, 5/15/18 (144A)                              $     4,902,407
EURO     7,630,000          8.25   GTECH S.p.A., Floating Rate Note,
                                   3/31/66 (144A)                                          10,330,386
           120,000                 International Game Technology,
                                   7.5%, 6/15/19                                              135,749
           826,657                 Mashantucket Western Pequot Tribe, 6.5%,
                                   7/1/36 (1.0% cash, 5.50% PIK) (PIK)                          8,267
         5,420,000                 Wynn Las Vegas LLC, 4.25%,
                                   5/30/23 (144A)                                           5,135,450
        11,470,000                 Wynn Las Vegas LLC, 5.375%, 3/15/22                     11,670,725
                                                                                      ---------------
                                                                                      $    32,182,984
-----------------------------------------------------------------------------------------------------
                                   Education Services -- 0.4%
         4,550,000                 Bowdoin College, 4.693%, 7/1/12                    $     4,326,354
         5,600,000                 President and Fellows of Harvard
                                   College, 2.3%, 10/1/23                                   5,276,522
        14,800,000                 Tufts University, 5.017%, 4/15/12                       15,609,604
         5,100,000                 William Marsh Rice University,
                                   4.626%, 5/15/63                                          5,179,199
                                                                                      ---------------
                                                                                      $    30,391,679
-----------------------------------------------------------------------------------------------------
                                   Specialized Consumer Services -- 0.1%
         3,322,000                 Service Corp., International
                                   United States, 8.0%, 11/15/21                      $     3,886,740
                                                                                      ---------------
                                   Total Consumer Services                            $    66,461,403
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   MEDIA -- 0.4%
                                   Broadcasting -- 0.3%
        10,705,000                 CCO Holdings LLC, 6.625%, 1/31/22                  $    11,240,250
         3,775,000                 CCO Holdings LLC, 7.375%, 6/1/20                         3,992,062
EURO     1,600,000                 Nara Cable Funding II, Ltd., 8.5%,
                                   3/1/20 (144A)                                            2,379,842
         3,000,000                 Nara Cable Funding, Ltd., 8.875%,
                                   12/1/18 (144A)                                           3,150,000
EURO     2,160,000                 Nara Cable Funding, Ltd., 8.875%,
                                   12/1/18 (144A)                                           2,871,531
                                                                                      ---------------
                                                                                      $    23,633,685
-----------------------------------------------------------------------------------------------------
                                   Cable & Satellite -- 0.1%
         5,350,000                 Numericable Group SA, 6.0%,
                                   5/15/22 (144A)                                     $     5,390,125
         1,100,000                 Time Warner Cable, Inc., 8.25%, 4/1/19                   1,370,020
           640,000                 Time Warner Cable, Inc., 8.75%, 2/14/19                    805,639
                                                                                      ---------------
                                                                                      $     7,565,784
                                                                                      ---------------
                                   Total Media                                        $    31,199,469
-----------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.4%
                                   Catalog Retail -- 0.3%
        18,100,000                 QVC, Inc., 4.45%, 2/15/25 (144A)                   $    17,866,039
-----------------------------------------------------------------------------------------------------
                                   Internet Retail -- 0.1%
         7,110,000                 Expedia, Inc., 5.95%, 8/15/20                      $     8,005,874
                                                                                      ---------------
                                   Total Retailing                                    $    25,871,913
-----------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.2%
                                   Drug Retail -- 0.1%
         5,528,527                 CVS Pass-Through Trust, 5.773%,
                                   1/10/33 (144A)                                     $     6,249,209
         1,017,704                 CVS Pass-Through Trust, 6.036%, 12/10/28                 1,176,983
                                                                                      ---------------
                                                                                      $     7,426,192
-----------------------------------------------------------------------------------------------------
                                   Food Distributors -- 0.1%
         5,100,000                 JBS Investments GmbH, 7.75%,
                                   10/28/20 (144A)                                    $     5,418,750
                                                                                      ---------------
                                   Total Food & Staples Retailing                     $    12,844,942
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 55

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 1.7%
                                   Soft Drinks -- 0.1%
        10,260,000                 Ajecorp BV, 6.5%, 5/14/22 (144A)                   $     9,341,730
           799,000                 Central American Bottling Corp.,
                                   6.75%, 2/9/22 (144A)                                       862,920
                                                                                      ---------------
                                                                                      $    10,204,650
-----------------------------------------------------------------------------------------------------
                                   Agricultural Products -- 0.2%
        12,880,000                 Viterra, Inc., 5.95%, 8/1/20 (144A)                $    14,437,656
-----------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- 1.2%
            50,000                 Agrokor dd, 8.875%, 2/1/20 (144A)                  $        54,750
         3,500,000                 BRF SA, 3.95%, 5/22/23 (144A)                            3,293,325
         7,810,000                 BRF SA, 5.875%, 6/6/22 (144A)                            8,434,800
         6,385,000                 CFG Investment SAC, 9.75%,
                                   7/30/19 (144A)                                           5,985,938
         9,641,000                 Grupo Bimbo SAB de CV, 3.875%,
                                   6/27/24 (144A)                                           9,515,185
         3,713,000                 JBS Finance II, Ltd., 8.25%, 1/29/18 (144A)              3,870,802
         4,650,000                 JBS USA LLC, 8.25%, 2/1/20 (144A)                        4,952,250
        15,910,000                 Marfrig Holding Europe BV, 6.875%,
                                   6/24/19 (144A)                                          15,480,430
         4,150,000                 Marfrig Holding Europe BV, 8.375%,
                                   5/9/18 (144A)                                            4,253,750
         3,750,000                 Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)              3,956,250
        10,800,000                 MHP SA, 8.25%, 4/2/20 (144A)                             9,155,160
         5,000,000                 Minerva Luxembourg SA, 12.25%,
                                   2/10/22 (144A)                                           5,750,000
         7,600,000                 Minerva Luxembourg SA, 7.75%,
                                   1/31/23 (144A)                                           7,736,800
         2,290,000                 Mondelez International, Inc., 6.5%,
                                   2/9/40                                                   2,871,255
                                                                                      ---------------
                                                                                      $    85,310,695
-----------------------------------------------------------------------------------------------------
                                   Tobacco -- 0.2%
        10,630,000                 Alliance One International, Inc.,
                                   9.875%, 7/15/21                                    $    10,364,250
         4,700,000                 Lorillard Tobacco Co., 3.75%, 5/20/23                    4,622,271
                                                                                      ---------------
                                                                                      $    14,986,521
                                                                                      ---------------
                                   Total Food, Beverage & Tobacco                     $   124,939,522
-----------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT &
                                   SERVICES -- 0.1%
                                   Health Care Services -- 0.0%+
         1,328,000                 Gentiva Health Services, Inc.,
                                   11.5%, 9/1/18                                      $     1,411,000
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 0.1%
         1,000,000                 CHS, 6.875%, 2/1/22 (144A)                         $     1,040,000
         3,800,000                 HCA, Inc., 6.5%, 2/15/20                                 4,151,500
         3,200,000                 Kindred Healthcare, Inc., 6.375%,
                                   4/15/22 (144A)                                           3,120,000
                                                                                      ---------------
                                                                                      $     8,311,500
                                                                                      ---------------
                                   Total Health Care Equipment
                                   & Services                                         $     9,722,500
-----------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 0.2%
                                   Pharmaceuticals -- 0.2%
         7,620,000                 Endo Finance LLC & Endo Finco,
                                   Inc., 5.375%, 1/15/23 (144A)                       $     7,277,100
         8,085,000                 Valeant Pharmaceuticals International, Inc.,
                                   7.5%, 7/15/21 (144A)                                     8,650,950
                                                                                      ---------------
                                                                                      $    15,928,050
                                                                                      ---------------
                                   Total Pharmaceuticals,
                                   Biotechnology & Life Sciences                      $    15,928,050
-----------------------------------------------------------------------------------------------------
                                   BANKS -- 5.2%
                                   Diversified Banks -- 3.8%
TRY     11,000,000                 Akbank TAS, 7.5%, 2/5/18 (144A)                    $     4,296,264
         8,110,000                 Australia & New Zealand Banking
                                   Group, Ltd., 4.5%, 3/19/24 (144A)                        8,179,714
         6,400,000          7.38   Banco Continental SA via Continental
                                   Trustees Cayman, Ltd., Floating Rate
                                   Note, 10/7/40 (144A)                                     7,060,476
         1,753,000          9.75   Banco de Credito del Peru Panama,
                                   Floating Rate Note, 11/6/69 (144A)                       2,125,512
        10,210,000          6.88   Banco de Credito del Peru Panama,
                                   Floating Rate Note, 9/16/26 (144A)                      11,383,129
         2,400,000                 Banco do Estado do Rio Grande do
                                   Sul SA, 7.375%, 2/2/22 (144A)                            2,517,240
         5,000,000                 Banco Nacional de Costa Rica,
                                   4.875%, 11/1/18 (144A)                                   5,037,500
         2,400,000          6.38   Banco Santander SA, Floating Rate
                                   Note (Perpetual)                                         2,275,200
        17,350,000          6.25   Bank of America Corp., Floating Rate
                                   Note, 9/29/49                                           17,236,132
            50,000                 BBVA Banco Continental SA, 5.0%,
                                   8/26/22 (144A)                                              52,250
         2,500,000                 BBVA Bancomer SA Texas, 4.375%,
                                   4/10/24 (144A)                                           2,525,000
        23,300,000                 BBVA Bancomer SA Texas, 6.5%,
                                   3/10/21 (144A)                                          25,397,000

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 57

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Diversified Banks -- (continued)
        15,280,000          5.95   Citigroup, Inc., Floating Rate Note
                                   (Perpetual)                                        $    15,275,233
         8,000,000                 CorpGroup Banking SA, 6.75%,
                                   3/15/23 (144A)                                           7,985,968
         9,000,000          6.62   Credit Agricole SA, Floating Rate
                                   Note, 12/31/64 (144A)                                    8,581,734
         1,900,000                 Export-Import Bank of Korea, 5.875%, 1/14/15             1,927,195
IDR 22,600,000,000                 Inter-American Development Bank,
                                   7.25%, 7/17/17                                           1,836,470
        11,625,000                 Intesa Sanpaolo S.p.A., 3.625%,
                                   8/12/15 (144A)                                          11,876,949
         3,925,000                 Intesa Sanpaolo S.p.A., 6.5%,
                                   2/24/21 (144A)                                           4,519,308
NZD     15,300,000                 JPMorgan Chase & Co., 4.25%, 11/2/18                    11,679,671
        17,985,000          5.15   JPMorgan Chase & Co., Floating
                                   Rate Note (Perpetual)                                   17,130,712
        14,502,000          7.90   JPMorgan Chase & Co., Floating
                                   Rate Note (Perpetual)                                   15,698,415
        17,800,000                 Merrill Lynch & Co., Inc., 7.75%, 5/14/38               24,052,588
        17,800,000                 Nordea Bank AB, 4.25%, 9/21/22 (144A)                   18,299,326
         4,000,000          4.00   Oversea-Chinese Banking Corp., Ltd.,
                                   Floating Rate Note, 10/15/24 (144A)                      4,040,332
         2,052,632          2.98   SBP DPR Finance Co., Floating Rate
                                   Note, 3/15/17 (144A)                                     2,049,136
        11,145,000          4.50   Scotiabank Peru SAA, Floating Rate
                                   Note, 12/13/27 (144A)                                   10,699,200
         5,400,000                 Standard Chartered Plc, 3.95%,
                                   1/11/23 (144A)                                           5,255,680
TRY     14,400,000                 Turkiye Garanti Bankasi AS, 7.375%,
                                   3/7/18 (144A)                                            5,623,062
         5,100,000                 Turkiye Is Bankasi, 6.0%, 10/24/22 (144A)                4,964,850
         7,800,000                 VTB Bank OJSC Via VTB Capital SA,
                                   6.0%, 4/12/17 (144A)                                     7,789,860
         7,400,000                 VTB Bank OJSC Via VTB Capital SA,
                                   6.95%, 10/17/22 (144A)                                   7,085,500
         2,450,000          7.98   Wells Fargo & Co., Floating Rate Note
                                   (Perpetual)                                              2,681,035
                                                                                      ---------------
                                                                                      $   277,137,641
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Regional Banks -- 1.1%
         6,843,000                 Banco Internacional del Peru SAA,
                                   5.75%, 10/7/20 (144A)                              $     7,373,332
         1,500,000                 CoBank ACB, 7.875%, 4/16/18 (144A)                       1,775,895
        16,567,000                 Santander Bank NA, 8.75%, 5/30/18                       20,023,638
        15,605,000          4.45   The PNC Financial Services Group,
                                   Inc., Floating Rate Note (Perpetual)                    15,605,000
        25,567,000          6.75   The PNC Financial Services Group,
                                   Inc., Floating Rate Note (Perpetual)                    28,251,535
           660,000          5.57   Wachovia Capital Trust III, Floating
                                   Rate Note (Perpetual)                                      639,375
         2,195,000                 Wells Fargo Bank NA, 6.0%, 11/15/17                      2,476,441
                                                                                      ---------------
                                                                                      $    76,145,216
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- 0.3%
        12,500,000                 Alfa Bank OJSC Via Alfa Bond
                                   Issuance Plc, 7.5%, 9/26/19 (144A)                 $    12,243,375
           843,000                 Alfa Bank OJSC Via Alfa Bond
                                   Issuance Plc, 7.875%, 9/25/17 (144A)                       874,419
RUB    246,800,000                 Alfa Bank OJSC Via Alfa Bond
                                   Issuance Plc, 8.625%, 4/26/16 (144A)                     5,961,710
                                                                                      ---------------
                                                                                      $    19,079,504
                                                                                      ---------------
                                   Total Banks                                        $   372,362,361
-----------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 4.0%
                                   Other Diversified Financial
                                   Services -- 1.1%
         9,380,000                 Alterra Finance LLC, 6.25%, 9/30/20                $    10,823,216
        24,815,000                 Carlyle Holdings II Finance LLC,
                                   5.625%, 3/30/43 (144A)                                  27,916,726
         6,250,000                 Fixed Income Trust Series 2013-A,
                                   10/15/97 (Step) (144A) (c) (d)                           4,078,869
        20,800,000          7.12   General Electric Capital Corp.,
                                   Floating Rate Note (Perpetual)                          24,076,000
         2,550,000                 Hyundai Capital Services, Inc.,
                                   4.375%, 7/27/16 (144A)                                   2,686,932
         5,300,000                 SUAM Finance BV, 4.875%,
                                   4/17/24 (144A)                                           5,392,750
         5,351,000          0.00   Tiers Trust, Floating Rate Note,
                                   10/15/97 (144A) (c)                                      4,309,326
         2,700,000          5.65   Voya Financial, Inc., Floating Rate
                                   Note, 5/15/53                                            2,713,500
                                                                                      ---------------
                                                                                      $    81,997,319
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 59

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Multi-Sector Holdings -- 0.3%
         4,710,000                 GrupoSura Finance SA, 5.7%,
                                   5/18/21 (144A)                                     $     5,086,800
        11,820,000                 IPIC GMTN, Ltd., 5.5%, 3/1/22 (144A)                    13,519,125
                                                                                      ---------------
                                                                                      $    18,605,925
-----------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.3%
         7,180,000                 BM&FBovespa SA, 5.5%, 7/16/20 (144A)               $     7,772,350
        12,855,000                 Cantor Fitzgerald LP, 7.875%,
                                   10/15/19 (144A)                                         14,030,937
         6,400,000                 LeasePlan Corp., NV, 2.5%, 5/16/18 (144A)                6,419,373
                                                                                      ---------------
                                                                                      $    28,222,660
-----------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 0.3%
         2,030,000                 Capital One Bank USA NA, 8.8%, 7/15/19             $     2,582,146
         1,240,000                 Hyundai Capital America, 3.75%,
                                   4/6/16 (144A)                                            1,287,217
         1,200,000                 Hyundai Capital America, 4.0%,
                                   6/8/17 (144A)                                            1,267,174
INR  1,040,880,000                 International Finance Corp., 8.25%, 6/10/21             18,214,004
                                                                                      ---------------
                                                                                      $    23,350,541
-----------------------------------------------------------------------------------------------------
                                   Asset Management & Custody
                                   Banks -- 0.9%
         7,925,000                 Blackstone Holdings Finance Co.,
                                   LLC, 5.0%, 6/15/44 (144A)                          $     8,309,949
         5,375,000                 Blackstone Holdings Finance Co.,
                                   LLC, 4.75%, 2/15/23 (144A)                               5,883,851
            19,000                 Eaton Vance Corp., 6.5%, 10/2/17                            21,529
         5,650,000                 Intercorp Retail Trust, 8.875%,
                                   11/14/18 (144A)                                          6,384,500
        21,530,000                 KKR Group Finance Co., II LLC,
                                   5.5%, 2/1/43 (144A)                                     23,569,063
         6,310,000                 Legg Mason, Inc., 5.625%, 1/15/44                        6,867,110
         4,350,000                 Neuberger Berman Group LLC,
                                   5.625%, 3/15/20 (144A)                                   4,524,000
         5,450,000          4.50   The Bank of New York Mellon Corp.,
                                   Floating Rate Note (Perpetual)                           5,054,875
                                                                                      ---------------
                                                                                      $    60,614,877
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Investment Banking &
                                   Brokerage -- 1.1%
         5,945,000                 Macquarie Group, Ltd., 6.0%,
                                   1/14/20 (144A)                                     $     6,670,504
         7,750,000                 Macquarie Group, Ltd., 6.25%,
                                   1/14/21 (144A)                                           8,765,560
        13,200,000                 Morgan Stanley, Inc., 4.1%, 5/22/23                     13,163,542
         4,400,000                 Morgan Stanley, Inc., 4.875%, 11/1/22                    4,648,521
         9,000,000                 Raymond James Financial, Inc.,
                                   4.25%, 4/15/16                                           9,431,271
         7,400,000                 The Goldman Sachs Group, Inc.,
                                   6.45%, 5/1/36                                            8,618,277
         5,400,000                 The Goldman Sachs Group, Inc.,
                                   6.75%, 10/1/37                                           6,446,450
        16,775,000                 UBS AG, 7.625%, 8/17/22                                 19,488,457
                                                                                      ---------------
                                                                                      $    77,232,582
                                                                                      ---------------
                                   Total Diversified Financials                       $   290,023,904
-----------------------------------------------------------------------------------------------------
                                   INSURANCE -- 6.2%
                                   Insurance Brokers -- 0.3%
        11,300,000                 Brown & Brown, Inc., 4.2%, 9/15/24                 $    11,360,455
         6,850,000                 Ironshore Holdings US, Inc., 8.5%,
                                   5/15/20 (144A)                                           8,236,974
GBP      2,125,000                 Towergate Finance Plc, 8.5%,
                                   2/15/18 (144A)                                           3,272,394
           100,000                 USI, Inc., New York, 7.75%, 1/15/21 (144A)                  99,500
                                                                                      ---------------
                                                                                      $    22,969,323
-----------------------------------------------------------------------------------------------------
                                   Life & Health Insurance -- 0.7%
           125,000                 CNO Financial Group, Inc., 6.375%,
                                   10/1/20 (144A)                                     $       132,500
         3,200,000                 Forethought Financial Group, Inc.,
                                   8.625%, 4/15/21 (144A)                                   3,637,728
         2,600,000                 Lincoln National Corp., 8.75%, 7/1/19                    3,312,023
         5,875,000                 MetLife, Inc., 6.4%, 12/15/66                            6,550,625
         7,805,000                 Protective Life Corp., 7.375%, 10/15/19                  9,544,461
        11,240,000          5.62   Prudential Financial, Inc., Floating
                                   Rate Note, 6/15/43                                      11,714,328
         5,969,000          8.88   Prudential Financial, Inc., Floating
                                   Rate Note, 6/15/68                                       7,200,106
         7,575,000          5.88   Prudential Financial, Inc., Floating
                                   Rate Note, 9/15/42                                       8,029,500
         2,600,000                 Torchmark Corp., 3.8%, 9/15/22                           2,664,987
                                                                                      ---------------
                                                                                      $    52,786,258
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 61

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Multi-line Insurance -- 0.5%
        10,060,000                 AXA SA, 8.6%, 12/15/30                             $    13,530,700
         6,970,000                 Liberty Mutual Group, Inc., 5.0%,
                                   6/1/21 (144A)                                            7,613,017
        11,050,000                 Liberty Mutual Insurance Co.,
                                   7.697% (Perpetual) (144A)                               13,086,095
                                                                                      ---------------
                                                                                      $    34,229,812
-----------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- 0.7%
        10,110,000                 Delphi Financial Group, Inc., 7.875%, 1/31/20      $    12,102,357
        12,255,000                 OneBeacon US Holdings, Inc.,
                                   4.6%, 11/9/22                                           12,539,304
         5,100,000                 QBE Insurance Group, Ltd., 2.4%,
                                   5/1/18 (144A)                                            5,102,111
        12,600,000                 The Hanover Insurance Group, Inc.,
                                   6.375%, 6/15/21                                         14,456,043
         6,267,000                 The Hanover Insurance Group, Inc.,
                                   7.5%, 3/1/20                                             7,398,162
                                                                                      ---------------
                                                                                      $    51,597,977
-----------------------------------------------------------------------------------------------------
                                   Reinsurance -- 4.0%
         7,500,000          6.38   Aquarius + Investments Plc for Swiss Reinsurance
                                   Co., Ltd., Floating Rate Note, 9/1/24                    7,849,350
         3,033,000          0.00   Arlington Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 8/1/15                              3,134,909
           500,000          3.42   Atlas IX Capital, Ltd., Floating Rate
                                   Note, 1/17/19 (Cat Bond) (144A)                            513,900
         1,400,000          8.10   Atlas Reinsurance VII, Ltd., Floating
                                   Rate Note, 1/7/16 (Cat Bond) (144A)                      1,460,900
         4,400,000          4.27   Blue Danube II, Ltd., Floating Rate
                                   Note, 5/23/16 (Cat Bond) (144A)                          4,510,440
           400,000          6.01   Blue Danube, Ltd., Floating Rate
                                   Note, 4/10/15 (Cat Bond) (144A)                            406,200
         1,400,000          2.52   Bosphorus Re, Ltd., Floating Rate
                                   Note, 5/3/16 (Cat Bond) (144A)                           1,400,700
         4,433,000          5.28   Caelus Re, Ltd., Floating Rate Note,
                                   3/7/16 (Cat Bond) (144A)                                 4,549,145
         6,300,000          6.86   Caelus Re, Ltd., Floating Rate Note,
                                   4/7/17 (Cat Bond) (144A)                                 6,654,690
         3,056,160          0.00   Clarendon Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 7/14/15                             2,927,801
         3,900,000          4.73   Combine Re, Ltd., Floating Rate Note,
                                   1/7/15 (Cat Bond) (144A)                                 3,929,250
         3,150,000         10.28   Compass Re, Ltd., Floating Rate Note,
                                   1/8/15 (Cat Bond) (144A)                                 3,202,605
           900,000          9.03   Compass Re, Ltd., Floating Rate Note,
                                   1/8/15 (Cat Bond) (144A)                                   911,340
         9,610,000          0.00   Dartmouth Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 12/31/14                            9,448,552

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
           850,000          9.02   East Lane Re V, Ltd., Floating Rate
                                   Note, 3/16/16 (Cat Bond) (144A)                    $       915,875
         5,300,000          5.03   Embarcadero Reinsurance, Ltd., Floating Rate
                                   Note, 8/7/15 (Cat Bond) (144A)                           5,394,870
         4,500,000          5.03   Foundation Re III, Ltd., Floating
                                   Rate Note, 2/25/15 (Cat Bond) (144A)                     4,549,500
         6,150,000          7.43   Galileo Re, Ltd., Floating Rate Note,
                                   1/9/19 (Cat Bond) (144A)                                 6,363,405
         7,100,000          0.00   Gloucester Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 6/12/15                             6,507,860
         6,300,000           N/A   Golden State Re II, Ltd., Floating
                                   Rate Note, 1/8/19 (Cat Bond) (144A)                      6,294,960
           400,000         13.51   Ibis Re II, Ltd., Floating Rate Note,
                                   2/5/15 (Cat Bond) (144A)                                   412,560
         3,200,000          8.36   Ibis Re II, Ltd., Floating Rate Note,
                                   2/5/15 (Cat Bond) (144A)                                 3,258,880
         3,850,000          4.03   Ibis Re II, Ltd., Floating Rate Note,
                                   6/28/16 (Cat Bond) (144A)                                3,943,170
         8,650,000          4.77   Kilimanjaro Re, Ltd., Floating Rate
                                   Note, 4/30/18 (Cat Bond) (144A)                          8,914,690
         1,300,000          4.52   Kilimanjaro Re, Ltd., Floating Rate
                                   Note, 4/30/18 (Cat Bond) (144A)                          1,318,850
EURO     1,300,000          2.46   Lion I Re, Ltd., Floating Rate Note,
                                   4/28/17 (Cat Bond) (144A)                                1,639,239
         1,700,000          9.76   Loma Reinsurance, Ltd., Bermuda, Floating
                                   Rate Note, 1/8/18 (Cat Bond) (144A)                      1,788,910
         5,000,000          3.99   Longpoint Re, Ltd., III, Floating Rate
                                   Note, 5/18/16 (Cat Bond) (144A)                          5,122,000
         3,800,000          2.04   Merna Reinsurance V, Ltd., Floating
                                   Rate Note, 4/7/17 (Cat Bond) (144A)                      3,802,280
        11,560,000                 Montpelier Re Holdings, Ltd., 4.7%, 10/15/22            11,984,333
         3,100,000         12.02   Mystic Re, Ltd., Floating Rate Note,
                                   3/12/15 (Cat Bond) (144A)                                3,212,220
         1,850,000          9.02   Mystic Re, Ltd., Floating Rate Note,
                                   3/12/15 (Cat Bond) (144A)                                1,902,725
           250,000          8.50   Mythen Re, Ltd., Floating Rate Note,
                                   5/7/15 (Cat Bond) (144A)                                   260,600
         3,100,000          8.53   Mythen Re, Ltd., Series 2012-2 Class A,
                                   Floating Rate Note, 1/5/17 (Cat Bond) (144A)             3,317,310
           250,000         11.76   Mythen Re, Ltd., Series 2012-2 Class A, Floating
                                   Rate Note, 11/10/16 (Cat Bond) (144A)                      269,200
         3,766,000          0.00   PI-1, Series A - 2014 (Kane SAC Ltd.), Floating
                                   Rate Note, 4/7/15                                        3,769,766
         4,712,000          0.00   PI-1, Series B - 2014 (Kane SAC Ltd.), Floating
                                   Rate Note, 7/18/16                                       4,976,343

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 63

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
         7,017,560          0.00   PI-1, Series C - 2014 (Kane SAC Ltd.), Floating
                                   Rate Note, 7/7/16                                  $     7,022,472
         2,646,751          0.00   PI-1, Series E - 2014 (Kane SAC Ltd.), Floating
                                   Rate Note, 6/12/15                                       2,696,775
        12,025,000                 Platinum Underwriters Finance, Inc.,
                                   7.5%, 6/1/17                                            13,571,740
         1,000,000          3.52   Queen City Re, Floating Rate Note,
                                   1/6/19 (Cat Bond) (144A)                                 1,004,100
         3,150,000          7.50   Queen Street IV Capital, Ltd., Floating Rate
                                   Note, 4/9/15 (Cat Bond) (144A)                           3,197,880
         3,400,000          8.51   Queen Street V Re, Ltd., Floating
                                   Rate Note, 4/9/15 (Cat Bond) (144A)                      3,459,160
           700,000         10.36   Queen Street VI Re, Ltd., Floating
                                   Rate Note, 4/9/15 (Cat Bond) (144A)                        715,400
         4,800,000          8.61   Queen Street VII Re, Ltd., Floating
                                   Rate Note, 4/8/16 (Cat Bond) (144A)                      4,978,080
         8,470,000                 Reinsurance Group of America, Inc.,
                                   6.45%, 11/15/19                                          9,911,806
         7,100,000          8.76   Residential Reinsurance 2011, Ltd.,
                                   Floating Rate Note, 12/6/16
                                   (Cat Bond) (144A)                                        7,427,310
         4,250,000          9.01   Residential Reinsurance 2011, Ltd., Floating
                                   Rate Note, 6/6/15 (Cat Bond) (144A)                      4,464,200
         2,750,000          8.91   Residential Reinsurance 2011, Ltd.,
                                   Floating Rate Note, 6/6/17
                                   (Cat Bond) (144A)                                        2,887,500
         7,100,000          5.76   Residential Reinsurance 2012, Ltd.,
                                   Floating Rate Note, 12/6/16
                                   (Cat Bond) (144A)                                        7,450,740
         2,300,000          4.51   Residential Reinsurance 2012, Ltd.,
                                   Floating Rate Note, 12/6/16
                                   (Cat Bond) (144A)                                        2,377,280
         4,500,000          8.02   Residential Reinsurance 2012, Ltd., Floating
                                   Rate Note, 6/6/16 (Cat Bond) (144A)                      4,884,750
           250,000          5.30   Residential Reinsurance 2013, Ltd., Floating
                                   Rate Note, 12/6/17 (Cat Bond) (144A)                       254,500
         2,250,000          9.26   Residential Reinsurance 2013, Ltd., Floating
                                   Rate Note, 6/6/17 (Cat Bond) (144A)                      2,412,225
         3,000,000          3.53   Sanders Re, Ltd., Floating Rate Note,
                                   5/5/17 (Cat Bond) (144A)                                 3,047,700
         7,650,000          4.02   Sanders Re, Ltd., Floating Rate Note,
                                   5/5/17 (Cat Bond) (144A)                                 7,773,930
         3,500,000          0.00   Sanders Re, Ltd., Floating Rate Note,
                                   5/25/18 (Cat Bond)                                       3,533,950
         3,650,000                 Sector Re V, Ltd., 12/1/18
                                   (Cat Bond) (144A) (d)                                    4,167,205
             6,086                 Sector Re V, Ltd., 3/1/18
                                   (Cat Bond) (144A) (d)                                      191,300

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
         1,900,000                 Sector Re V, Ltd., 3/30/19
                                   (Cat Bond) (144A) (d)                              $     2,060,550
            22,798                 Sector Re V, Ltd., 12/1/17 (Cat
                                   Bond) (144A) (d)                                            44,840
         3,500,000                 Silverton Re, Ltd., 9/16/16
                                   (Cat Bond) (144A) (d)                                    4,184,950
         6,200,000                 Sirius International Group, Ltd.,
                                   6.375%, 3/20/17 (144A)                                   6,872,601
        12,390,000          7.51   Sirius International Group, Ltd.,
                                   Floating Rate Note (Perpetual) (144A)                   13,009,500
         3,150,000         11.03   Successor X, Ltd., Floating Rate
                                   Note, 1/27/15 (Cat Bond) (144A)                          3,234,420
           725,000         11.28   Successor X, Ltd., Floating Rate Note,
                                   11/10/15 (Cat Bond) (144A)                                 757,408
         1,750,000         16.28   Successor X, Ltd., Floating Rate Note,
                                   11/10/15 (Cat Bond) (144A)                               1,845,200
         2,000,000          8.51   Tar Heel Re, Ltd., Floating Rate Note,
                                   5/9/16 (Cat Bond) (144A)                                 2,121,600
           250,000          6.27   Tradewynd Re, Ltd., Floating Rate Note,
                                   1/8/15 (Cat Bond) (144A)                                   251,750
         5,500,000          3.43   Vita Capital V, Ltd., Floating Rate Note,
                                   1/15/17 (Cat Bond) (144A)                                5,661,150
         2,200,000          2.77   Vitality Re IV, Ltd., Floating Rate Note,
                                   1/9/17 (Cat Bond) (144A)                                 2,249,500
           950,000          1.77   Vitality Re V, Ltd., Floating Rate Note,
                                   1/7/19 (Cat Bond) (144A)                                   951,805
           800,000          2.52   Vitality Re V, Ltd., Floating Rate Note,
                                   1/7/19 (Cat Bond) (144A)                                   811,200
         6,215,000          5.88   Wilton Re Finance LLC, Floating Rate
                                   Note, 3/30/33 (144A)                                     6,463,600
                                                                                      ---------------
                                                                                      $   288,769,405
                                                                                      ---------------
                                   Total Insurance                                    $   450,352,775
-----------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 1.6%
                                   Diversified REIT -- 0.4%
         7,300,000                 DCT Industrial Operating Partnership
                                   LP, 4.5%, 10/15/23                                 $     7,444,730
         6,300,000                 Digital Realty Trust LP, 3.625%, 10/1/22                 6,052,914
         1,445,000                 Digital Realty Trust LP, 5.875%, 2/1/20                  1,605,534
         5,270,000                 Trust F, 5.25%, 12/15/24 (144A)                          5,480,800
         6,680,000                 WP Carey, Inc., 4.6%, 4/1/24                             6,905,069
                                                                                      ---------------
                                                                                      $    27,489,047
-----------------------------------------------------------------------------------------------------
                                   Hotel & Resort REIT -- 0.1%
         5,790,000                 Hospitality Properties Trust, 5.0%, 8/15/22        $     6,094,542
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 65

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Office REIT -- 0.7%
           100,000                 Alexandria Real Estate Equities, Inc.,
                                   2.75%, 1/15/20                                     $        99,084
         4,802,000                 Alexandria Real Estate Equities, Inc.,
                                   3.9%, 6/15/23                                            4,785,025
        11,010,000                 Alexandria Real Estate Equities, Inc.,
                                   4.6%, 4/1/22                                            11,558,133
         3,865,000                 BioMed Realty LP, 4.25%, 7/15/22                         3,950,552
         6,450,000                 Corporate Office Properties LP, 3.6%, 5/15/23            6,168,896
         9,205,000                 DuPont Fabros Technology LP, 5.875%,
                                   9/15/21                                                  9,366,088
         9,060,000                 Highwoods Realty LP, 3.625%, 1/15/23                     8,923,928
        11,130,000                 Piedmont Operating Partnership LP,
                                   3.4%, 6/1/23                                            10,521,389
                                                                                      ---------------
                                                                                      $    55,373,095
-----------------------------------------------------------------------------------------------------
                                   Health Care REIT -- 0.3%
         3,150,000                 Health Care Real Estate Investment
                                   Trust, Inc., 5.25%, 1/15/22                        $     3,484,940
         3,370,000                 Healthcare Realty Trust, Inc., 5.75%, 1/15/21            3,752,397
        11,518,000                 Senior Housing Properties Trust,
                                   6.75%, 4/15/20                                          13,106,090
                                                                                      ---------------
                                                                                      $    20,343,427
-----------------------------------------------------------------------------------------------------
                                   Specialized REIT -- 0.1%
         3,205,000                 CubeSmart LP, 4.8%, 7/15/22                        $     3,433,254
         4,555,000                 Ventas Realty LP, 4.75%, 6/1/21                          4,959,151
                                                                                      ---------------
                                                                                      $     8,392,405
-----------------------------------------------------------------------------------------------------
                                   Real Estate Operating Companies -- 0.0%+
            50,000                 IRSA Inversiones y Representaciones
                                   SA, 8.5%, 2/2/17 (144A)                            $        49,300
                                                                                      ---------------
                                   Total Real Estate                                  $   117,741,816
-----------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.2%
                                   Data Processing & Outsourced
                                   Services -- 0.1%
        11,000,000                 Audatex North America, Inc., 6.0%,
                                   6/15/21 (144A)                                     $    11,275,000
-----------------------------------------------------------------------------------------------------
                                   Home Entertainment Software -- 0.1%
         6,015,000                 Activision Blizzard, Inc., 5.625%,
                                   9/15/21 (144A)                                     $     6,255,600
                                                                                      ---------------
                                   Total Software & Services                          $    17,530,600
-----------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE &
                                   EQUIPMENT -- 0.6%
                                   Communications Equipment -- 0.0%+
         1,500,000                 Brocade Communications Systems,
                                   Inc., 4.625%, 1/15/23                              $     1,440,000
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Computer Storage & Peripherals -- 0.1%
         3,900,000                 Seagate HDD Cayman, 4.75%,
                                   1/1/25 (144A)                                      $     3,880,500
-----------------------------------------------------------------------------------------------------
                                   Technology Hardware, Storage &
                                   Peripherals -- 0.2%
        13,870,000                 Seagate HDD Cayman, 4.75%, 6/1/23                  $    13,974,025
-----------------------------------------------------------------------------------------------------
                                   Electronic Equipment Manufacturers -- 0.1%
         6,375,000                 Viasystems, Inc., 7.875%, 5/1/19 (144A)            $     6,677,812
-----------------------------------------------------------------------------------------------------
                                   Electronic Manufacturing Services -- 0.2%
         4,615,000                 Flextronics International, Ltd., 4.625%, 2/15/20   $     4,615,000
        10,030,000                 Flextronics International, Ltd., 5.0%, 2/15/23          10,004,925
                                                                                      ---------------
                                                                                      $    14,619,925
                                                                                      ---------------
                                   Total Technology Hardware & Equipment              $    40,592,262
-----------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.1%
                                   Semiconductor Equipment -- 0.1%
         4,090,000                 KLA-Tencor Corp., 6.9%, 5/1/18                     $     4,740,486
-----------------------------------------------------------------------------------------------------
                                   Semiconductors -- 0.0%+
CNY     12,000,000                 LDK Solar Co., Ltd., 10.0%, 2/28/14 (f)            $       252,474
                                                                                      ---------------
                                   Total Semiconductors &
                                   Semiconductor Equipment                            $     4,992,960
-----------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 2.4%
                                   Integrated Telecommunication
                                   Services -- 1.7%
         4,100,000                 CenturyLink, Inc., 6.45%, 6/15/21                  $     4,387,000
         3,510,000                 CenturyLink, Inc., 7.6%, 9/15/39                         3,466,125
         3,100,000                 CenturyLink, Inc., 7.65%, 3/15/42                        3,053,500
        10,771,000                 Cincinnati Bell, Inc., 8.375%, 10/15/20                 11,363,405
        11,090,000                 Frontier Communications Corp.,
                                   8.5%, 4/15/20                                           12,309,900
        10,355,000                 Frontier Communications Corp.,
                                   8.75%, 4/15/22                                          11,649,375
         1,500,000                 GCI, Inc., 8.625%, 11/15/19                              1,545,000
        10,580,000                 GTP Acquisition Partners I LLC,
                                   7.628%, 6/15/41 (144A)                                  11,163,085
         3,136,749                 GTP Cellular Sites LLC, 3.721%,
                                   3/15/17 (144A)                                           3,225,924
         9,080,000                 Oi SA, 5.75%, 2/10/22 (144A)                             8,490,708
         3,200,000                 Ooredoo International Finance, Ltd.,
                                   3.875%, 1/31/28 (144A)                                   3,008,000
EURO     2,625,000                 Telenet Finance III Luxembourg SCA,
                                   6.625%, 2/15/21 (144A)                                   3,522,865
         9,215,000                 Verizon Communications, Inc.,
                                   5.012%, 8/21/54 (144A)                                   9,258,744

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 67

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
         9,186,000                 Verizon Communications, Inc.,
                                   6.55%, 9/15/43                                     $    11,476,915
         9,870,000                 Windstream Corp., 6.375%, 8/1/23                         9,524,550
         8,680,000                 Windstream Corp., 7.75%, 10/15/20                        9,135,700
         1,740,000                 Windstream Corp., 8.125%, 9/1/18                         1,813,950
                                                                                      ---------------
                                                                                      $   118,394,746
-----------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication
                                   Services -- 0.7%
         6,850,000                 Crown Castle Towers LLC, 4.883%,
                                   8/15/20 (144A)                                     $     7,550,406
         3,135,000                 Crown Castle Towers LLC, 6.113%,
                                   1/15/20 (144A)                                           3,626,490
         6,600,000                 Digicel, Ltd., 8.25%, 9/1/17 (144A)                      6,724,080
         4,915,000                 MetroPCS Wireless, Inc., 6.625%, 11/15/20                5,050,162
        11,600,000                 VimpelCom Holdings BV, 7.5043%,
                                   3/1/22 (144A)                                           11,817,500
RUB    430,000,000                  VimpelCom Holdings BV, 9.0%,
                                   2/13/18 (144A)                                          10,226,140
         6,650,000                 WCP Wireless Site Funding, 6.829%,
                                   11/15/15 (144A)                                          6,873,906
                                                                                      ---------------
                                                                                      $    51,868,684
                                                                                      ---------------
                                   Total Telecommunication Services                   $   170,263,430
-----------------------------------------------------------------------------------------------------
                                   UTILITIES -- 2.2%
                                   Electric Utilities -- 1.3%
         4,246,000                 Commonwealth Edison Co., 6.95%, 7/15/18            $     4,947,405
         5,720,000                 Dubai Electricity & Water Authority,
                                   7.375%, 10/21/20 (144A)                                  6,956,950
         9,750,000                 Dubai Electricity & Water Authority,
                                   8.5%, 4/22/15 (144A)                                    10,151,992
        23,175,000                 Electricite de France SA, 6.0%,
                                   1/22/14 (144A)                                          26,285,340
         5,285,000          5.25   Electricite de France SA, Floating
                                   Rate Note (Perpetual) (144A)                             5,370,881
           215,000                 Enel Finance International NV,
                                   5.125%, 10/7/19 (144A)                                     237,079
        10,830,000          8.75   Enel S.p.A., Floating Rate Note,
                                   9/24/73 (144A)                                          12,549,804
           426,120                 FPL Energy Wind Funding LLC,
                                   6.876%, 6/27/17 (144A)                                     419,195
         5,000,000                 Israel Electric Corp., Ltd., 5.625%,
                                   6/21/18 (144A)                                           5,293,750
         4,150,000                 Israel Electric Corp., Ltd., 6.7%,
                                   2/10/17 (144A)                                           4,490,300
         2,725,000                 Israel Electric Corp., Ltd., 7.25%,
                                   1/15/19 (144A)                                           3,052,000

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Electric Utilities -- (continued)
         1,330,000                 Israel Electric Corp., Ltd., 9.375%,
                                   1/28/20 (144A)                                     $     1,645,875
            85,000                 Nevada Power Co., 6.5%, 8/1/18                              99,203
         3,725,000                 Public Service Co. of New Mexico,
                                   7.95%, 5/15/18                                           4,443,605
         8,675,000          6.25   Southern California Edison Co.,
                                   Floating Rate Note (Perpetual)                           9,533,825
                                                                                      ---------------
                                                                                      $    95,477,204
-----------------------------------------------------------------------------------------------------
                                   Gas Utilities -- 0.3%
         1,965,000                 Nakilat, Inc., 6.067%, 12/31/33 (144A)             $     2,217,994
         3,875,657                 Nakilat, Inc., 6.267%, 12/31/33 (144A)                   4,340,736
         6,200,000                 Transportadora de Gas del Peru SA,
                                   4.25%, 4/30/28 (144A)                                    5,874,500
         4,837,873                 Transportadora de Gas del Sur SA,
                                   9.625%, 5/14/20 (144A)                                   4,789,494
                                                                                      ---------------
                                                                                      $    17,222,724
-----------------------------------------------------------------------------------------------------
                                   Multi-Utilities -- 0.1%
         3,150,000                 DTEK Finance Plc, 7.875%, 4/4/18 (144A)            $     1,898,505
         3,256,799                 Ormat Funding Corp., 8.25%, 12/30/20                     3,297,509
            50,000                 Sempra Energy, 9.8%, 2/15/19                                65,157
                                                                                      ---------------
                                                                                      $     5,261,171
-----------------------------------------------------------------------------------------------------
                                   Independent Power Producers &
                                   Energy Traders -- 0.5%
         1,328,162                 Alta Wind Holdings LLC, 7.0%,
                                   6/30/35 (144A)                                     $     1,513,770
         6,100,000                 Instituto Costarricense de Electricidad,
                                   6.375%, 5/15/43 (144A)                                   5,154,500
         8,380,000                 Instituto Costarricense de Electricidad,
                                   6.95%, 11/10/21 (144A)                                   8,882,800
         4,750,000                 InterGen NV, 7.0%, 6/30/23 (144A)                        4,571,875
           116,325                 Juniper Generation LLC, 6.79%,
                                   12/31/14 (144A)                                            115,279
         3,343,151                 Kiowa Power Partners LLC, 5.737%,
                                   3/30/21 (144A)                                           3,480,230
         2,879,000                 NSG Holdings LLC, 7.75%, 12/15/25
                                   (144A)                                                   3,094,925
         2,595,151                 Panoche Energy Center LLC, 6.885%,
                                   7/31/29 (144A)                                           2,953,998
         7,850,000                 Star Energy Geothermal Wayang
                                   Windu, Ltd., 6.125%, 3/27/20 (144A)                      8,026,625
                                                                                      ---------------
                                                                                      $    37,794,002
                                                                                      ---------------
                                   Total Utilities                                    $   155,755,101
-----------------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE BONDS
                                   (Cost $2,636,583,729)                              $ 2,729,594,064
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 69

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   U.S. GOVERNMENT AND
                                   AGENCY OBLIGATIONS -- 21.0%
        20,000,000                 Fannie Mae, 2.5%, 10/20/14                         $    20,112,500
        31,800,000                 Fannie Mae, 3.0%, 10/20/14                              32,754,000
       175,529,610                 Fannie Mae, 3.5%, 10/14/14-7/1/43                      180,962,886
       166,876,271                 Fannie Mae, 4.0%, 10/14/14-2/1/44                      176,229,315
       240,190,652                 Fannie Mae, 4.5%, 3/1/35-12/1/43                       259,769,905
       225,737,294                 Fannie Mae, 5.0%, 2/1/22-7/1/41                        249,096,943
         3,011,045                 Fannie Mae, 5.5%, 3/1/21-4/1/36                          3,344,394
         1,841,307                 Fannie Mae, 6.0%, 7/1/17-7/1/38                          2,082,067
           188,217                 Fannie Mae, 6.5%, 12/1/21-11/1/32                          213,158
             3,070                 Fannie Mae, 7.0%, 5/1/28-7/1/31                              3,471
             1,236                 Fannie Mae, 7.5%, 1/1/28                                     1,389
        19,854,577                 Federal Home Loan Mortgage Corp.,
                                   3.5%, 11/1/28-8/1/43                                    20,632,605
        45,707,438                 Federal Home Loan Mortgage Corp.,
                                   4.0%, 1/1/44-7/1/44                                     48,195,216
        13,465,904                 Federal Home Loan Mortgage Corp.,
                                   4.5%, 10/1/35-5/1/44                                    14,548,606
        14,484,744                 Federal Home Loan Mortgage Corp.,
                                   5.0%, 12/1/21-11/1/39                                   15,974,840
             5,913                 Federal Home Loan Mortgage Corp.,
                                   5.5%, 10/1/16                                                6,268
         1,244,278                 Federal Home Loan Mortgage Corp.,
                                   6.0%, 6/1/17-12/1/37                                     1,394,027
             2,410                 Federal Home Loan Mortgage Corp.,
                                   6.5%, 9/1/32                                                 2,725
         1,196,072                 Federal National Mortgage Association,
                                   4.0%, 8/1/44                                             1,262,189
           965,259                 Federal National Mortgage Association,
                                   5.0%, 12/1/41                                            1,069,559
        35,000,000                 Government National Mortgage
                                   Association I, 3.5%, 10/21/13                           36,164,842
        63,250,000                 Government National Mortgage
                                   Association I, 4.0%, 10/23/14                           67,089,465
        26,331,178                 Government National Mortgage
                                   Association I, 4.5%, 9/15/33-8/15/41                    28,670,119
         1,130,252                 Government National Mortgage
                                   Association I, 5.0%, 11/15/16-9/15/33                    1,232,521
           972,383                 Government National Mortgage
                                   Association I, 5.125%, 10/15/38                          1,074,046
         4,962,367                 Government National Mortgage
                                   Association I, 5.5%, 3/15/17-3/15/37                     5,501,152
           577,707                 Government National Mortgage
                                   Association I, 5.75%, 10/15/38                             643,069
         5,057,902                 Government National Mortgage
                                   Association I, 6.0%, 1/15/17-7/15/38                     5,728,398

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   U.S. Government and Agency
                                   Obligations -- (continued)
           451,871                 Government National Mortgage
                                   Association I, 6.5%, 1/15/29-9/15/32               $       516,739
            14,467                 Government National Mortgage
                                   Association I, 7.0%, 5/15/29-6/15/31                        15,170
               125                 Government National Mortgage
                                   Association I, 7.5%, 8/15/29                                   126
        11,270,896                 Government National Mortgage
                                   Association II, 4.5%, 12/20/34-9/20/41                  12,281,930
           208,813                 Government National Mortgage
                                   Association II, 5.5%, 3/20/34-10/20/37                     236,827
           359,226                 Government National Mortgage
                                   Association II, 6.0%, 5/20/32-10/20/33                     413,786
               387                 Government National Mortgage
                                   Association II, 6.5%, 1/20/28                                  447
             6,116                 Government National Mortgage
                                   Association II, 7.0%, 1/20/29                                7,182
        61,000,000                 U.S. Treasury Bonds, 3.625%, 2/15/44                    65,918,125
        25,000,000                 U.S. Treasury Bonds, 3.625%, 8/15/43                    27,023,450
        10,750,000                 U.S. Treasury Bonds, 3.75%, 8/15/41                     11,934,177
        12,355,000                 U.S. Treasury Bonds, 4.25%, 5/15/39                     14,779,669
        23,290,000                 U.S. Treasury Bonds, 4.375%, 11/15/39                   28,417,433
         5,085,000                 U.S. Treasury Bonds, 4.375%, 2/15/38                     6,172,712
        19,890,000                 U.S. Treasury Bonds, 4.5%, 8/15/39                      24,685,360
        40,000,000                 U.S. Treasury Notes, 2.5%, 5/15/24                      40,025,000
        35,840,000          0.06   U.S. Treasury Notes, Floating Rate Note,
                                   1/31/16                                                 35,847,276
        35,840,000          0.08   U.S. Treasury Notes, Floating Rate Note,
                                   4/30/16                                                 35,858,386
        36,000,000          0.09   U.S. Treasury Notes, Floating Rate Note,
                                   7/31/16                                                 36,020,052
-----------------------------------------------------------------------------------------------------
                                   TOTAL U.S. GOVERNMENT AND
                                   AGENCY OBLIGATIONS
                                   (Cost $1,483,894,718)                              $ 1,513,913,522
-----------------------------------------------------------------------------------------------------
                                   FOREIGN GOVERNMENT BONDS -- 5.6%
        17,900,000                 Brazil Minas SPE via State of Minas
                                   Gerais, 5.333%, 2/15/28 (144A)                     $    17,676,250
         7,900,000                 Croatia Government International
                                   Bond, 5.5%, 4/4/23 (144A)                                8,137,000
IDR 26,365,000,000                 Indonesia Treasury Bond, 6.125%, 5/15/28                 1,736,823
IDR 34,113,000,000                 Indonesia Treasury Bond, 7.0%, 5/15/22                   2,603,618
IDR 23,752,000,000                 Indonesia Treasury Bond, 7.0%, 5/15/27                   1,686,129
IDR222,011,000,000                 Indonesia Treasury Bond,
                                   8.25%, 6/15/32                                          17,309,023
IDR 92,300,000,000                 Inter-American Development Bank,
                                   4.5%, 2/4/16                                             7,246,854

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 71

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Foreign Government Bonds -- (continued)
INR  1,036,140,000                 International Finance Corp., 7.75%, 12/3/16        $    17,094,637
         4,385,000                 Kenya Government International
                                   Bond, 5.875%, 6/24/19 (144A)                             4,511,069
         8,635,000                 Kenya Government International
                                   Bond, 6.875%, 6/24/24 (144A)                             9,088,338
MXN    272,040,000                 Mexican Bonos, 6.5%, 6/9/22                             20,981,392
MXN     46,890,000                 Mexican Bonos, 7.5%, 6/3/27                              3,819,605
MXN    316,379,130                 Mexican Udibonos, 2.0%, 6/9/22                          22,895,945
MXN    229,773,710                 Mexican Udibonos, 3.5%, 12/14/17                        18,514,954
NGN  1,464,275,000                 Nigeria Government Bond, 16.0%,
                                   6/29/19                                                 10,204,740
NOK     63,500,000                 Norway Government Bond, 2.0%, 5/24/23                    9,770,508
NOK    234,080,000                 Norway Government Bond, 4.25%, 5/19/17                  38,959,908
NOK    118,980,000                 Norway Government Bond, 4.5%, 5/22/19                   20,788,589
NOK    467,360,000                 Norway Government Bond, 5.0%, 5/15/15                   74,364,794
PLN     13,000,000                 Poland Government Bond, 5.5%, 4/25/15                    4,004,078
         6,700,000                 Poland Government International
                                   Bond, 4.0%, 1/22/24                                      6,884,250
         4,323,760                 Province of Salta Argentina, 9.5%,
                                   3/16/22 (144A)                                           4,183,238
         3,034,000                 Provincia de Neuquen Argentina,
                                   7.875%, 4/26/21 (144A)                                   2,980,905
AUD     11,750,000                 Queensland Treasury Corp., 5.75%, 7/22/24               11,755,601
AUD     11,815,000                 Queensland Treasury Corp., 6.0%, 7/21/22                11,899,715
        16,455,000                 Republic of Ghana, 7.875%,
                                   8/7/23 (144A)                                           16,496,138
RON     83,320,000                 Romania Government Bond, 5.85%,
                                   4/26/23                                                 26,583,849
RON     34,800,000                 Romania Government Bond, 5.95%,
                                   6/11/21                                                 11,137,874
RUB         25,000                 Russian Federal Bond -- OFZ, 7.6%,
                                   7/20/22                                                        577
                                                                                      ---------------
                                                                                      $   403,316,401
-----------------------------------------------------------------------------------------------------
                                   TOTAL FOREIGN GOVERNMENT BONDS
                                   (Cost $439,912,813)                                $   403,316,401
-----------------------------------------------------------------------------------------------------
                                   MUNICIPAL BONDS -- 3.2%
                                   Municipal Airport -- 0.0%+
         3,450,000                 Indianapolis Airport Authority,
                                   5.1%, 1/15/17                                      $     3,768,297
-----------------------------------------------------------------------------------------------------
                                   Municipal Development -- 0.4%
         7,050,000          5.90   Brazos Harbor Industrial Development
                                   Corp., Floating Rate Note, 5/1/38                  $     7,605,470
         7,370,000                 Louisiana Local Government
                                   Environmental Facilities & Community
                                   Development Authority, 6.75%, 11/1/32                    8,260,738

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Municipal Development -- (continued)
         8,470,000                 Parish of St. John the Baptist
                                   Louisiana, 5.125%, 6/1/37                          $     8,921,366
         3,700,000                 Selma Industrial Development Board,
                                   6.25%, 11/1/33                                           4,179,372
                                                                                      ---------------
                                                                                      $    28,966,946
-----------------------------------------------------------------------------------------------------
                                   Municipal General -- 1.6%
         2,300,000                 Amherst College, 3.794%, 11/1/42                   $     2,144,423
        17,600,000                 JobsOhio Beverage System, 3.985%,
                                   1/1/29                                                  17,571,312
         4,480,000                 JobsOhio Beverage System, 4.532%,
                                   1/1/35                                                   4,612,608
         3,700,000                 Maryland Health & Higher Educational
                                   Facilities Authority, 5.0%, 7/1/41                       4,159,318
         3,700,000                 Massachusetts Development Finance
                                   Agency, 5.0%, 10/15/40                                   4,273,537
         6,550,000                 Massachusetts Development Finance
                                   Agency, 5.25%, 4/1/37                                    7,441,520
         2,075,000                 Massachusetts Development Finance
                                   Agency, 5.375%, 4/1/41                                   2,321,925
         4,025,000                 Massachusetts Institute of Technology,
                                   5.6%, 7/1/11                                             5,170,072
        19,893,000                 New Jersey Economic Development
                                   Authority, 2/15/18 (d)                                  18,348,905
        10,540,000                 New Jersey Transportation Trust Fund
                                   Authority, 5.5%, 6/15/41                                11,696,976
         1,400,000                 New York City Transitional Finance
                                   Authority Future Tax Secured Revenue,
                                   5.0%, 11/1/33                                            1,610,042
        12,505,000                 New York State Dormitory Authority,
                                   5.0%, 12/15/30                                          14,619,345
         3,650,000                 State of Wisconsin, 5.75%, 5/1/33                        4,314,884
         4,585,000                 Texas Municipal Gas Acquisition &
                                   Supply Corp., III, 5.0%, 12/15/30                        4,962,896
         9,165,000                 Texas Municipal Gas Acquisition &
                                   Supply Corp., III, 5.0%, 12/15/31                        9,846,784
         2,800,000                 University of Southern California,
                                   5.25%, 10/1/11                                           3,420,897
                                                                                      ---------------
                                                                                      $   116,515,444
-----------------------------------------------------------------------------------------------------
                                   Higher Municipal Education -- 0.5%
         4,550,000                 Baylor University, 4.313%, 3/1/42                  $     4,497,902
         8,675,000                 California Educational Facilities
                                   Authority, 5.0%, 6/1/43                                 11,318,099
         4,700,000                 Houston Higher Education Finance
                                   Corp., 5.0%, 5/15/40                                     5,358,799
         4,550,000                 Massachusetts Health & Educational
                                   Facilities Authority, 5.5%, 7/1/32                       6,144,274

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 73

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Higher Municipal Education -- (continued)
            40,000                 Massachusetts Health & Educational
                                   Facilities Authority, 5.5%, 7/1/36
                                   (Pre-Refunded)                                     $        46,839
         2,550,000                 Permanent University Fund, 5.0%, 7/1/30                  3,088,790
         2,210,000                 The University of Texas System,
                                   5.0%, 8/15/43                                            2,498,029
                                                                                      ---------------
                                                                                      $    32,952,732
-----------------------------------------------------------------------------------------------------
                                   Municipal Medical -- 0.1%
         4,250,000                 New Hampshire Health and Education
                                   Facilities Authority Act, 6.5%, 1/1/41             $     4,802,245
-----------------------------------------------------------------------------------------------------
                                   Municipal Pollution -- 0.4%
           950,000                 Butler Industrial Development Board,
                                   5.75%, 9/1/28                                      $       953,316
         3,285,000                 County of Sweetwater Wyoming,
                                   5.6%, 12/1/35                                            3,349,944
         4,450,000          5.20   Gulf Coast Waste Disposal Authority,
                                   Floating Rate Note, 5/1/28                               4,689,810
        15,970,000                 Port Freeport Texas, 5.95%, 5/15/33                     17,771,416
         1,400,000          4.90   Yavapai County Industrial Development
                                   Authority, Floating Rate Note, 3/1/28              $     1,461,264
                                                                                      ---------------
                                                                                      $    28,225,750
-----------------------------------------------------------------------------------------------------
                                   Municipal School District -- 0.2%
        11,120,000                 North East Independent School
                                   District Texas, 5.25%, 2/1/31                      $    14,232,043
-----------------------------------------------------------------------------------------------------
                                   Municipal Transportation -- 0.0%+
         2,620,000                 Port Authority of New York & New
                                   Jersey, 4.458%, 10/1/62                            $     2,613,188
-----------------------------------------------------------------------------------------------------
                                   Municipal Obligation -- 0.0%+
         2,550,000                 State of Washington, 3.0%, 7/1/28                  $     2,568,896
-----------------------------------------------------------------------------------------------------
                                   TOTAL MUNICIPAL BONDS
                                   (Cost $215,091,256)                                $   234,645,541
-----------------------------------------------------------------------------------------------------
                                   SENIOR FLOATING RATE LOAN
                                   INTERESTS -- 8.9%**
                                   ENERGY -- 0.4%
                                   Oil & Gas Drilling -- 0.1%
         5,667,750          6.00   Drillships Financing Holding, Inc.,
                                   Tranche B-1 Term Loan, 3/31/21                     $     5,445,761
-----------------------------------------------------------------------------------------------------
                                   Integrated Oil & Gas -- 0.1%
         4,139,103          4.50   Glenn Pool Oil & Gas Trust, Term
                                   Loan, 5/2/16                                       $     4,149,450
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.2%
         3,656,667          3.50   EP Energy LLC, Tranche B-3 Loan, 5/24/18           $     3,610,198
         5,710,000          8.38   Fieldwood Energy LLC, Closing Date
                                   Loan (Second Lien), 9/30/20                              5,740,931
         2,350,000          5.00   Samson Investment Co., Tranche 1
                                   Term Loan (Second Lien), 9/25/18                         2,288,606
                                                                                      ---------------
                                                                                      $    11,639,735
-----------------------------------------------------------------------------------------------------
                                   Oil & Gas Refining & Marketing -- 0.0%+
         1,547,560          0.00   Pilot Travel Centers LLC, 1st Lien
                                   Term Loan, 10/1/21 (h)                             $     1,548,202
         2,024,413          3.75   Pilot Travel Centers LLC, Refinancing
                                   Tranche B Term Loan, 3/30/18                             2,026,943
                                                                                      ---------------
                                                                                      $     3,575,145
-----------------------------------------------------------------------------------------------------
                                   Coal & Consumable Fuels -- 0.0%+
         1,135,833         18.16   Bumi Resources Tbk PT, Term Loan, 8/15/13          $       573,596
         1,066,849          6.04   Long Haul Holdings, Ltd., Facility B
                                   Loan, 11/17/13 (f)                                         426,740
                                                                                      ---------------
                                                                                      $     1,000,336
                                                                                      ---------------
                                   Total Energy                                       $    25,810,427
-----------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.8%
                                   Commodity Chemicals -- 0.0%+
         1,734,114          4.00   Tronox Pigments BV, New Term Loan,
                                   3/19/20                                            $     1,724,240
-----------------------------------------------------------------------------------------------------
                                   Diversified Chemicals -- 0.1%
         6,428,697          5.00   Univar, Term B Loan, 2/14/17                       $     6,373,783
-----------------------------------------------------------------------------------------------------
                                   Specialty Chemicals -- 0.2%
         5,510,043          4.00   Axalta Coating Systems US Holdings,
                                   Inc., Refinanced Term B Loan, 2/1/20               $     5,404,664
         2,765,000          4.00   MacDermid, Inc., Tranche B Term
                                   Loan (First Lien), 6/7/20                                2,730,438
         6,238,875          4.00   PQ Corp., 2014 Term Loan, 8/7/17                         6,182,058
           773,582          3.00   WR Grace & Co-Conn, U.S. Term
                                   Loan, 1/23/21                                              769,327
                                                                                      ---------------
                                                                                      $    15,086,487
-----------------------------------------------------------------------------------------------------
                                   Metal & Glass Containers -- 0.0%+
         1,157,100          5.50   Bway Holding Co., Initial Term Loan, 8/8/20        $     1,159,993
-----------------------------------------------------------------------------------------------------
                                   Paper Packaging -- 0.1%
         4,158,575          5.25   Coveris Holdings SA, USD Term Loan,
                                   4/14/19                                            $     4,186,300
         1,271,274          4.75   Kleopatra Acquisition Corp., Term B-1
                                   Loan, 12/21/16                                           1,272,069
                                                                                      ---------------
                                                                                      $     5,458,369
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 75

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Aluminum -- 0.1%
         1,053,000          5.75   Noranda Aluminum Acquisition Corp.,
                                   Term B Loan, 2/28/19                               $     1,028,430
         1,721,188          3.75   Novelis, Inc., Initial Term Loan, 3/10/17                1,707,848
                                                                                      ---------------
                                                                                      $     2,736,278
-----------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- 0.1%
         2,406,170          3.75   Fortescue Metals Group Ltd., Bank
                                   Loan, 6/30/19                                      $     2,360,051
         1,901,629          4.00   US Silica Co., Term Loan, 7/23/20                        1,893,309
                                                                                      ---------------
                                                                                      $     4,253,360
-----------------------------------------------------------------------------------------------------
                                   Steel -- 0.0%+
         1,695,750          4.50   Atkore International, Inc., Term Loan
                                   (First Lien), 3/27/21                              $     1,685,859
           564,938         12.25   Essar Steel Algoma, Inc., Term Loan, 11/15/14              566,968
                                                                                      ---------------
                                                                                      $     2,252,827
-----------------------------------------------------------------------------------------------------
                                   Paper Products -- 0.2%
         2,300,000          4.75   Rack Merger Sub Inc., 1st Lien Term
                                   Loan, 9/22/21                                      $     2,298,080
        11,726,563          5.75   Appvion, Inc., Term Commitment, 6/28/19                 11,697,246
         3,073,284          4.50   Ranpak Corp., USD Term Loan, 4/10/19                     3,088,651
                                                                                      ---------------
                                                                                      $    17,083,977
                                                                                      ---------------
                                   Total Materials                                    $    56,129,314
-----------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 1.0%
                                   Aerospace & Defense -- 0.5%
         2,362,717          4.00   Accudyne Industries Borrower SCA,
                                   Refinancing Term Loan, 12/13/19                    $     2,325,062
         1,492,500          4.25   CPI International, Inc., Term B Loan, 11/17/17           1,481,929
         7,023,842          5.00   DAE Aviation Holdings, Inc., Replacement
                                   Tranche B-1 Loan, 11/2/18                                7,058,961
         5,996,680          3.75   DigitalGlobe, Inc., Term Loan, 1/25/20                   5,934,213
         2,143,781          6.25   DynCorp International, Inc., Term
                                   Loan, 7/7/16                                             2,138,422
         6,730,125          5.25   Sequa Corp., Initial Term Loan, 6/19/17                  6,432,876
         3,184,127          5.00   Standard Aero, Ltd., Replacement
                                   Tranche B-2 Loan, 11/2/18                                3,195,271
         1,445,764          6.50   TASC Inc./VA First Lien Term Loan, 5/12/20               1,398,326
         4,598,960          5.75   The SI Organization, Inc., Term Loan
                                   (First Lien), 11/19/19                                   4,625,785
                                                                                      ---------------
                                                                                      $    34,590,845
-----------------------------------------------------------------------------------------------------
                                   Building Products -- 0.1%
           978,838          5.00   Summit Materials LLC, Term B Loan, 1/30/19         $       980,061
EURO     3,905,382          5.25   Unifrax I LLC, New Euro Term Loan, 11/28/18              4,871,226
                                                                                      ---------------
                                                                                      $     5,851,287
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Construction & Engineering -- 0.1%
         5,358,739          6.75   International Equipment Solutions
                                   LLC, Initial Loan, 8/16/19                         $     5,362,088
-----------------------------------------------------------------------------------------------------
                                   Electrical Components & Equipment -- 0.0%+
         2,710,660          5.25   Pelican Products, Inc., Term Loan
                                   (First Lien), 4/8/20                               $     2,721,956
           956,161          6.00   WireCo WorldGroup, Inc., Term Loan, 2/15/17                960,344
                                                                                      ---------------
                                                                                      $     3,682,300
-----------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 0.0%+
         2,743,769          4.50   Pro Mach, Inc., Term Loan, 7/6/17                  $     2,736,909
-----------------------------------------------------------------------------------------------------
                                   Construction & Farm Machinery &
                                   Heavy Trucks -- 0.1%
           400,000          5.75   Navistar, Inc., Tranche B Term Loan, 8/17/17       $       402,747
         1,647,338          0.00   Terex Corp., U.S. Term Loan, 8/13/21                     1,639,102
         3,781,261          4.00   Waupaca Foundry, Inc., Term Loan, 6/29/17                3,779,684
                                                                                      ---------------
                                                                                      $     5,821,533
-----------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.1%
         3,375,000          6.00   NN, Inc., Term Loan, 6/18/21                       $     3,385,547
         1,592,113          4.25   Tank Holding Corp., Initial Term Loan, 7/9/19            1,583,555
           790,000          5.75   Xerium Technologies, Inc., New Term
                                   Loan, 5/17/19                                              794,444
                                                                                      ---------------
                                                                                      $     5,763,546
-----------------------------------------------------------------------------------------------------
                                   Trading Companies & Distributors -- 0.1%
         4,599,670          3.75   WESCO Distribution, Inc., Tranche B-1
                                   Loan, 12/12/19                                     $     4,599,670
                                                                                      ---------------
                                   Total Capital Goods                                $    68,408,178
-----------------------------------------------------------------------------------------------------
                                   COMMERCIAL SERVICES &
                                   SUPPLIES -- 0.3%
                                   Environmental & Facilities Services -- 0.1%
         3,498,119          4.00   Waste Industries USA, Inc., Term B
                                   Loan, 3/17/17                                      $     3,480,629
         3,675,750          4.00   WCA Waste Corp., Term Loan, 3/23/18                      3,672,688
                                                                                      ---------------
                                                                                      $     7,153,317
-----------------------------------------------------------------------------------------------------
                                   Diversified Support Services -- 0.0%+
         2,370,060          6.25   Language Line LLC, Tranche B Term
                                   Loan, 6/20/16                                      $     2,363,147
-----------------------------------------------------------------------------------------------------
                                   Security & Alarm Services -- 0.2%
           175,135          4.00   Garda World Security Corp., Term B
                                   Term Loan, 11/8/20                                 $       172,946
           684,618          4.00   Garda World Security Corp., Term B
                                   Loan, 11/1/20                                              676,060

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 77

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Security & Alarm Services -- (continued)
         7,523,035          4.25   Monitronics International, Inc.,
                                   Term B Loan, 3/23/18                               $     7,452,506
         2,294,040          4.25   Protection One, Inc., Term Loan
                                   (2012), 3/21/19                                          2,289,739
                                                                                      ---------------
                                                                                      $    10,591,251
-----------------------------------------------------------------------------------------------------
                                   Human Resource & Employment
                                   Services -- 0.0%+
         1,994,750          3.50   On Assignment, Inc., Initial Term B
                                   Loan, 5/15/20                                      $     1,988,102
-----------------------------------------------------------------------------------------------------
                                   Research & Consulting Services -- 0.0%+
           638,736          5.00   Wyle, Tranche B Loan (First Lien),
                                   5/22/21                                            $       638,529
                                                                                      ---------------
                                   Total Commercial Services & Supplies               $    22,734,346
-----------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.1%
                                   Air Freight & Logistics -- 0.0%+
         2,607,000          6.75   Ozburn-Hessey Holding Co., LLC,
                                   Term Loan, 5/23/19                                 $     2,608,629
-----------------------------------------------------------------------------------------------------
                                   Airlines -- 0.1%
         5,290,366          3.50   Delta Air Lines, Inc., 2014 Term B-1
                                   Loan, 10/18/18                                     $     5,181,252
           985,000          3.50   United Airlines, Inc., Class B Term
                                   Loan, 4/1/19                                               967,762
           214,795          3.50   US Airways, Inc., Tranche B-1 Term
                                   Loan (Consenting), 5/23/19                                 210,284
           357,991          3.00   US Airways, Inc., Tranche B-2 Term
                                   Loan (Consenting), 11/23/16                                355,082
                                                                                      ---------------
                                                                                      $     6,714,380
                                                                                      ---------------
                                   Total Transportation                               $     9,323,009
-----------------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 0.8%
                                   Auto Parts & Equipment -- 0.4%
         2,949,469          3.75   Allison Transmission, Inc., Term B-3
                                   Loan, 8/23/19                                      $     2,924,585
         1,615,950          6.00   Henniges Automotive Holdings, Inc.,
                                   Tranche B Term Loan (First Lien), 6/11/21                1,628,070
         1,800,000          6.00   Crowne Group LLC, Term Loan First
                                   Lien, 9/29/20                                            1,791,000
         3,069,916          5.00   HHI Holdings LLC, Additional Term
                                   Loan, 10/5/18                                            3,072,796
         4,937,878          4.25   Metaldyne LLC, Tranche B Term Loan, 12/18/18             4,920,388

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Auto Parts & Equipment -- (continued)
         4,750,675          4.25   Remy International, Inc., Term B Loan
                                   2013, 3/5/20                                       $     4,718,014
         7,515,396          4.25   TI Group Automotive Systems LLC,
                                   Term Loan Facility, 7/1/21                               7,412,059
         2,011,625          5.50   UCI International, Inc., Term Loan, 7/26/17              2,015,815
                                                                                      ---------------
                                                                                      $    28,482,727
-----------------------------------------------------------------------------------------------------
                                   Tires & Rubber -- 0.1%
         9,925,000          4.75   The Goodyear Tire & Rubber Co.,
                                   Term Loan (Second Lien), 3/27/19                   $     9,942,061
-----------------------------------------------------------------------------------------------------
                                   Automobile Manufacturers -- 0.3%
        18,272,450          3.50   Chrysler Group LLC, Term Loan B, 5/24/17           $    18,161,098
                                                                                      ---------------
                                   Total Automobiles & Components                     $    56,585,886
-----------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.1%
                                   Home Furnishings -- 0.0%+
         1,058,022          3.50   Tempur Sealy International, Inc.,
                                   New Term B Loan, 3/18/20                           $     1,047,442
-----------------------------------------------------------------------------------------------------
                                   Housewares & Specialties -- 0.1%
           589,888          4.12   Prestige Brands, Inc., Term B-1 Loan, 1/31/19      $       588,229
         3,250,000          4.50   Prestige Brands, Inc., Term B-2 Loan,
                                   8/18/21                                                  3,251,219
         3,784,145          4.00   Reynolds Group Holdings, Inc.,
                                   Incremental U.S. Term Loan, 12/31/18                     3,749,683
                                                                                      ---------------
                                                                                      $     7,589,131
                                                                                      ---------------
                                   Total Consumer Durables & Apparel                  $     8,636,573
-----------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.4%
                                   Casinos & Gaming -- 0.1%
         8,750,000          6.00   Scientific Games International, Inc.,
                                   Initial Term B-2 9/17/21                           $     8,580,469
         3,716,134          3.75   Pinnacle Entertainment, Inc.,
                                   Tranche B-2 Term Loan, 8/13/20                           3,681,295
                                                                                      ---------------
                                                                                      $    12,261,764
-----------------------------------------------------------------------------------------------------
                                   Leisure Facilities -- 0.1%
         4,033,050          5.50   L.A. Fitness International, LLC,
                                   Tranche B Term Loan (First Lien), 4/25/20          $     4,006,585
         1,065,639          3.50   Six Flags Theme Parks, Inc.,
                                   Tranche B Term Loan, 12/20/18                            1,064,307
                                                                                      ---------------
                                                                                      $     5,070,892
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 79

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Restaurants -- 0.1%
         6,500,046          4.00   Landry's, Inc., B Term Loan, 4/24/18               $     6,457,392
                                                                                      ---------------
                                                                                      $     6,457,392
-----------------------------------------------------------------------------------------------------
                                   Specialized Consumer Services -- 0.1%
         1,310,568          4.25   Allied Security Holdings LLC, Closing
                                   Date Term Loan (First Lien), 2/12/21               $     1,293,095
         5,811,500          4.00   Weight Watchers International, Inc.,
                                   Initial Tranche B-2 Term Loan, 4/2/20                    4,482,119
                                                                                      ---------------
                                                                                      $     5,775,214
                                                                                      ---------------
                                   Total Consumer Services                            $    29,565,262
-----------------------------------------------------------------------------------------------------
                                   MEDIA -- 1.1%
                                   Advertising -- 0.2%
         7,483,076          6.75   Affinion Group, Inc., Tranche B Term
                                   Loan, 4/30/18                                      $     7,313,150
         4,785,876          4.75   Getty Images, Inc., Initial Term Loan, 10/18/19          4,389,845
                                                                                      ---------------
                                                                                      $    11,702,995
-----------------------------------------------------------------------------------------------------
                                   Broadcasting -- 0.1%
         1,344,410          4.05   Entercom Radio LLC, Term B-2 Loan,
                                   11/23/18                                           $     1,343,991
         2,216,250          4.00   Univision Communications, Inc.,
                                   2013 Incremental Term Loan, 3/1/20                       2,177,189
         6,968,175          4.00   Univision Communications, Inc.,
                                   Replacement First-Lien Term Loan, 3/1/20                 6,845,507
                                                                                      ---------------
                                                                                      $    10,366,687
-----------------------------------------------------------------------------------------------------
                                   Cable & Satellite -- 0.6%
         1,932,174          3.50   Cequel Communications LLC, Term
                                   Loan, 2/14/19                                      $     1,901,742
         3,792,000          3.25   MCC Iowa LLC, Tranche H Term Loan,
                                   1/29/21                                                  3,701,940
         6,665,818          3.50   Telesat Canada, U.S. Term B Loan, 3/28/19                6,575,496
        25,310,000          3.50   Virgin Media Investment Holdings,
                                   Ltd., New Term B Loan, 2/6/20                           24,674,997
         2,743,404          0.00   Ziggo BV, (USD) Tranche B-3 Term
                                   Loan, 1/15/22                                            2,670,410
         2,588,511          3.25   Ziggo BV, Tranche B-1 Term Loan
                                   (First Lien), 1/15/22                                    2,519,638
         1,668,085          3.50   Ziggo BV, Tranche B-2 Term Loan
                                   (First Lien), 1/15/22                                    1,623,702
                                                                                      ---------------
                                                                                      $    43,667,925
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Movies & Entertainment -- 0.1%
         2,391,988          3.75   Rovi Solutions Corp., First Lien Term
                                   Loan B, 7/2/21                                     $     2,333,683
         2,189,103          3.75   Cinedigm Digital Funding I LLC, Term
                                   Loan, 2/28/18                                            2,191,839
         4,902,975          3.75   WMG Acquisition Corp., Tranche B
                                   Refinancing Term Loan, 7/1/20                            4,740,564
                                                                                      ---------------
                                                                                      $     9,266,086
-----------------------------------------------------------------------------------------------------
                                   Publishing -- 0.1%
         2,266,875          4.25   Houghton Mifflin Harcourt Publishing
                                   Co., Term Loan, 5/22/18                            $     2,269,709
         2,126,658          4.75   Interactive Data Corp., Tranche B
                                   Term Loan (First Lien), 4/24/21                          2,117,354
                                                                                      ---------------
                                                                                      $     4,387,063
                                                                                      ---------------
                                   Total Media                                        $    79,390,756
-----------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.2%
                                   Computer & Electronics Retail -- 0.1%
         4,024,483         12.00   Targus Group International, Inc.,
                                   Term Loan, 5/24/16                                 $     3,350,382
-----------------------------------------------------------------------------------------------------
                                   Home Improvement Retail -- 0.0%+
         1,343,182          4.50   Apex Tool Group LLC, Term Loan, 2/1/20             $     1,299,528
-----------------------------------------------------------------------------------------------------
                                   Automotive Retail -- 0.1%
         1,346,625          4.00   CS Intermediate Holdco 2 LLC, Term
                                   Loan, 3/28/21                                      $     1,333,159
         6,966,875          5.75   CWGS Group LLC, Term Loan, 2/20/20                       6,993,001
         1,228,125          3.75   The Hertz Corp., Tranche B1 Term
                                   Loan, 3/11/18                                            1,208,680
                                                                                      ---------------
                                                                                      $     9,534,840
                                                                                      ---------------
                                   Total Retailing                                    $    14,184,750
-----------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.2%
                                   Food Distributors -- 0.1%
         1,360,203          5.75   AdvancePierre Foods, Inc., Term Loan
                                   (First Lien), 7/10/17                              $     1,361,563
           997,494          4.26   Del Monte Foods Consumer Products,
                                   Inc., Term Loan (First Lien), 11/26/20                     934,319
           864,238          5.00   Windsor Quality Food Co., Ltd.,
                                   Term B Loan, 12/23/20                                      863,697
                                                                                      ---------------
                                                                                      $     3,159,579
-----------------------------------------------------------------------------------------------------
                                   Food Retail -- 0.1%
         1,995,000          4.75   Albertsons LLC, Term B-2 Loan, 3/21/19             $     1,991,082

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 81

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Food Retail -- (continued)
         4,376,404          3.50   Big Heart Pet Brands, Initial Term
                                   Loan, 2/24/20                                      $     4,231,435
         1,850,000          4.75   New Albertson's, Inc., Term Loan
                                   (First Lien), 6/24/21                                    1,824,331
                                                                                      ---------------
                                                                                      $     8,046,848
                                                                                      ---------------
                                   Total Food & Staples Retailing                     $    11,206,427
-----------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 0.1%
                                   Agricultural Products -- 0.1%
         5,332,493          4.50   Arysta Lifescience SPC LLC, Initial
                                   Term Loan (First Lien), 5/29/20                    $     5,326,936
-----------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- 0.0%+
         3,242,250          5.00   CSM Bakery Solutions LLC, Term
                                   Loan (First Lien), 7/3/20                          $     3,210,842
           981,621          4.50   Dole Food Co., Inc., Tranche B Term
                                   Loan, 10/25/18                                             976,303
                                                                                      ---------------
                                                                                      $     4,187,145
                                                                                      ---------------
                                   Total Food, Beverage & Tobacco                     $     9,514,081
-----------------------------------------------------------------------------------------------------
                                   HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                   Household Products -- 0.1%
CAD        190,993          5.05   Spectrum Brands Canada, Inc.,
                                   Initial Canadian Term Loan, 12/17/19               $       170,286
           197,646          3.50   Spectrum Brands, Inc., Tranche C
                                   Term Loan, 8/13/19                                         196,263
         1,432,701          4.02   SRAM LLC, Term Loan (First Lien), 4/10/20                1,409,122
         1,161,850          4.50   WASH Multifamily Laundry Systems
                                   LLC, U.S. Term Loan, 2/21/19                             1,160,398
                                                                                      ---------------
                                                                                      $     2,936,069
-----------------------------------------------------------------------------------------------------
                                   Personal Products -- 0.0%+
         2,738,789          3.25   Revlon Consumer Products Corp.,
                                   Replacement Term Loan, 11/19/17                    $     2,708,405
                                                                                      ---------------
                                   Total Household & Personal Products                $     5,644,474
-----------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT &
                                   SERVICES -- 1.3%
                                   Health Care Equipment -- 0.1%
         4,703,313          4.00   Kinetic Concepts, Inc., Term DTL-E1
                                   loan, 5/4/18                                       $     4,652,362
-----------------------------------------------------------------------------------------------------
                                   Health Care Supplies -- 0.1%
         8,067,675          5.00   Immucor, Inc., Term B-2 Loan,
                                   8/19/18                                            $     8,037,421
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Health Care Services -- 0.6%
         2,302,074          6.50   AccentCare, Inc., Term Loan,
                                   12/22/16                                           $     2,014,314
         3,367,387          4.25   Alliance HealthCare Services, Inc.,
                                   Initial Term Loan, 6/3/19                                3,358,969
         1,744,851          6.75   Ardent Medical Services, Inc., 1st
                                   Lien Term Loan, 5/2/18                                   1,753,031
         2,589,552          6.50   BioScrip, Inc., Term Loan, 7/31/20                       2,606,816
         4,315,919          6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20             4,344,693
         5,920,478          3.50   DaVita HealthCare Partners, Inc.,
                                   Tranche B Loan (First Lien), 6/19/21                     5,863,588
         1,964,448          4.00   Envision Healthcare Corp., Initial
                                   Term Loan, 5/25/18                                       1,948,732
         8,851,632          6.50   Gentiva Health Services, Inc., Initial
                                   Term B Loan, 10/10/19                                    8,879,294
           384,532          7.75   inVentiv Health, Inc., Term B-3 Loan,
                                   5/15/18                                                    383,811
         1,950,000          0.00   Nordion, Inc., First Lien Term Loan,
                                   6/30/21                                                  1,938,423
         1,544,859          8.00   Rural/Metro Operating Co., Term
                                   Loan, 6/30/18                                            1,467,616
         7,389,643          4.50   Truven Health Analytics, Inc., New
                                   Tranche B Term Loan, 6/6/19                              7,260,324
         4,702,186          7.25   Virtual Radiologic Corp., Term
                                   Loan A, 12/22/16                                         3,538,395
         2,418,750          7.25   Virtual Radiologic Corp., Term
                                   Loan B, 12/22/16                                         1,820,109
                                                                                      ---------------
                                                                                      $    47,178,115
-----------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 0.4%
         6,129,284          4.25   CHS, 2021 Term D Loan, 1/27/21                     $     6,118,944
         4,649,998          4.50   IASIS Healthcare LLC, Term B-2
                                   Loan, 5/3/18                                             4,641,279
         8,660,727          4.00   Kindred Healthcare, Inc., Tranche B
                                   Loan (First Lien), 4/10/21                               8,525,403
         3,201,433          6.00   RegionalCare Hospital Partners, Inc.,
                                   Term Loan (First Lien), 4/21/19                          3,207,435
         2,064,028          3.75   Select Medical Corp., Series E
                                   Tranche B Term Loan, 6/1/18                              2,045,916
         2,221,875          6.75   Steward Health Care System LLC,
                                   Term Loan, 4/10/20                                       2,213,543
                                                                                      ---------------
                                                                                      $    26,752,520
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 83

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Managed Health Care -- 0.0%+
         2,072,896          9.75   MMM Holdings, Inc., Term Loan, 10/9/17             $     2,085,852
         1,507,036          9.75   MSO of Puerto Rico, Inc., MSO Term
                                   Loan, 12/12/17                                           1,499,501
                                                                                      ---------------
                                                                                      $     3,585,353
-----------------------------------------------------------------------------------------------------
                                   Health Care Technology -- 0.1%
         3,954,363          4.00   ConvaTec, Inc., Dollar Term Loan, 12/22/16         $     3,942,006
             1,961          3.75   Emdeon, Inc., Term B-2 Loan, 11/2/18                         1,941
         1,725,600          4.00   MedAssets, Inc., Term B Loan, 12/13/19                   1,722,351
                                                                                      ---------------
                                                                                      $     5,666,298
                                                                                      ---------------
                                   Total Health Care Equipment & Services             $    95,872,069
-----------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                   SCIENCES -- 0.4%
                                   Biotechnology -- 0.0%+
           686,000          3.50   Alkermes, Inc., 2019 Term Loan, 9/25/19            $       677,996
-----------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- 0.4%
         4,378,000          3.23   Grifols Worldwide Operations USA,
                                   Inc., U.S. Tranche B Term Loam, 4/1/21             $     4,307,466
         2,453,850          4.25   JLL, Initial Dollar Term Loan, 1/23/21                   2,409,156
         9,176,269          4.00   Par Pharmaceutical Companies, Inc.,
                                   Term B-2 Loan, 9/28/19                                   9,021,420
         7,859,056          3.25   RPI Finance Trust, Term B-3 Term
                                   Loan, 11/9/18                                            7,857,421
         6,238,200          3.75   Valeant Pharmaceuticals
                                   International, Inc., Series E1
                                   Tranche B Term Loan, 8/5/20                              6,173,591
                                                                                      ---------------
                                                                                      $    29,769,054
                                                                                      ---------------
                                   Total Pharmaceuticals,
                                   Biotechnology & Life Sciences                      $    30,447,050
-----------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.2%
                                   Other Diversified Financial Services -- 0.1%
         3,780,651          3.50   AWAS Finance Luxembourg 2012
                                   SA, Term Loan, 7/16/18                             $     3,768,050
         1,525,000          4.75   Grede Holdings, LLC, Tranche B Loan
                                   (First Lien), 5/21/21                                    1,522,141
         1,283,750          5.00   Livingston International, Inc., Initial
                                   Term B-1 Loan (First Lien), 4/18/19                      1,267,703

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Other Diversified Financial
                                   Services -- (continued)
         2,270,659          5.25   WorldPay, Facility B2A Term Loan, 8/6/17           $     2,282,012
                                                                                      ---------------
                                                                                      $     8,839,906
-----------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.1%
         7,059,801          4.25   Mirror BidCo Corp., New Incremental
                                   Term Loan, 12/18/19                                $     6,980,379
                                                                                      ---------------
                                   Total Diversified Financials                       $    15,820,285
-----------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.5%
                                   Insurance Brokers -- 0.4%
        26,406,703          4.25   USI Insurance Services LLC, Term
                                   B Loan, 12/30/19                                   $    25,977,594
-----------------------------------------------------------------------------------------------------
                                   Life & Health Insurance -- 0.1%
         4,795,432          3.75   CNO Financial Group, Inc., Tranche
                                   B2 Term Loan, 9/4/18                               $     4,760,905
-----------------------------------------------------------------------------------------------------
                                   Multi-line Insurance -- 0.0%+
         1,690,898          4.25   Alliant Holdings I, Inc., Initial Term
                                   Loan, 12/20/19                                     $     1,688,417
-----------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- 0.0%+
         3,148,844          5.75   Confie seguros Holding II Co., Term B
                                   Loan (First Lien), 11/9/18                         $     3,160,652
                                                                                      ---------------
                                   Total Insurance                                    $    35,587,568
-----------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 0.0%+
                                   Real Estate Services -- 0.0%+
         3,890,250          4.50   Altisource Solutions Sarl, Term B
                                   Loan, 12/9/20                                      $     3,705,463
                                                                                      ---------------
                                   Total Real Estate                                  $     3,705,463
-----------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.5%
                                   IT Consulting & Other Services -- 0.2%
        10,660,000          4.50   Evergreen Skills Lux Sarl, Initial
                                   Term Loan (First Lien), 4/23/21                    $    10,535,630
           736,022          4.50   Kronos, Inc., Incremental Term Loan
                                   (First Lien), 10/30/19                                     732,898
         1,258,675          4.50   PSAV Presentation Services,
                                   Tranche B Term Loan (First Lien), 1/24/21                1,250,416
                                                                                      ---------------
                                                                                      $    12,518,944
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 85

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Data Processing & Outsourced
                                   Services -- 0.0%+
         1,528,214          0.00   First Data Corp., 2018 New Dollar
                                   Term Loan, 3/24/18                                 $     1,501,152
-----------------------------------------------------------------------------------------------------
                                   Application Software -- 0.3%
        12,674,965          8.50   Expert Global Solutions, Inc., Term B
                                   Advance (First Lien), 4/3/18                       $    12,690,808
         4,034,508          3.50   Verint Systems, Inc., Tranche B-2
                                   Term Loan (First Lien), 9/6/19                           4,022,405
         5,768,666          4.25   Vertafore, Inc., Term Loan (2013), 10/3/19               5,732,612
                                                                                      ---------------
                                                                                      $    22,445,825
                                                                                      ---------------
                                   Total Software & Services                          $    36,465,921
-----------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE &
                                   EQUIPMENT -- 0.1%
                                   Electronic Equipment Manufacturers -- 0.1%
         1,435,356          4.50   Sensus USA, Inc., Term Loan
                                   (First Lien), 5/9/17                               $     1,403,060
         1,625,000          0.00   Zebra Technologies Corp., Term
                                   Loan B, 9/30/21                                          1,625,000
                                                                                      ---------------
                                                                                      $     3,028,060
-----------------------------------------------------------------------------------------------------
                                   Electronic Components -- 0.0%+
         1,656,399          5.00   Scitor Corp., Term Loan, 2/15/17                   $     1,639,475
                                                                                      ---------------
                                   Total Technology Hardware
                                   & Equipment                                        $     4,667,535
-----------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.0%+
                                   Semiconductors -- 0.0%+
         1,852,642          3.25   Microsemi Corp., Term Loan (First
                                   Lien), 3/14/21                                     $     1,833,343
                                                                                      ---------------
                                   Total Semiconductors &
                                   Semiconductor Equipment                            $     1,833,343
-----------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION
                                   SERVICES -- 0.1%
                                   Integrated Telecommunication
                                   Services -- 0.1%
         1,741,208          4.75   Securus Technologies Holdings, Inc.,
                                   Initial Term Loan (First Lien), 4/30/20            $     1,727,422
         1,939,592          3.25   West Corp., B-10 Term Loan
                                   (First Lien), 6/30/18                                    1,902,013
                                                                                      ---------------
                                                                                      $     3,629,435
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication
                                   Services -- 0.0%+
         1,487,731          4.00   Syniverse Holdings, Inc., Initial Term
                                   Loan, 4/23/19                                      $     1,465,415
         2,181,423          4.00   Syniverse Holdings, Inc., Tranche B
                                   Term Loan, 4/23/19                                       2,145,975
                                                                                      ---------------
                                                                                      $     3,611,390
                                                                                      ---------------
                                   Total Telecommunication Services                   $     7,240,825
-----------------------------------------------------------------------------------------------------
                                   UTILITIES -- 0.2%
                                   Electric Utilities -- 0.1%
         1,409,545          3.00   Calpine Construction Finance Co.,
                                   LP, Term B-1 Loan, 5/3/20                          $     1,368,139
         2,142,593          4.25   Star West Generation LLC, Term B
                                   Advance, 3/13/20                                         2,129,201
                                                                                      ---------------
                                                                                      $     3,497,340
-----------------------------------------------------------------------------------------------------
                                   Independent Power Producers &
                                   Energy Traders -- 0.1%
         5,399,175          4.00   Calpine Corp., Term Loan (3/11), 4/1/18            $     5,375,181
         1,078,000          4.00   Calpine Corp., Term Loan, 9/27/19                        1,070,683
         3,961,251          3.75   NSG Holdings LLC, New Term Loan, 12/11/19                3,921,639
                                                                                      ---------------
                                                                                      $    10,367,503
                                                                                      ---------------
                                   Total Utilities                                    $    13,864,843
-----------------------------------------------------------------------------------------------------
                                   TOTAL SENIOR FLOATING RATE
                                   LOAN INTERESTS
                                   (Cost $649,926,547)                                $   642,638,385
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                                   RIGHT / WARRANT -- 0.0%+
                                   AUTOMOBILES &
                                   COMPONENTS -- 0.0%+
                                   Auto Parts & Equipment -- 0.0%+
               547                 Lear Corp., 11/9/14 @ $0.005                       $        94,850
-----------------------------------------------------------------------------------------------------
                                   TOTAL RIGHT / WARRANT
                                   (Cost $29,544)                                     $        94,850
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 87

-----------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   TEMPORARY CASH INVESTMENTS -- 4.1%
                                   Repurchase Agreement -- 3.8%
       276,320,000                 $276,320,000 RBC Capital Markets,
                                   Inc., 0.00%, dated 9/30/14 plus
                                   accrued interest on 10/1/14
                                   collateralized by the following:
                                   $50,480,762 Freddie Mac Giant,
                                   3.5-6.0%, 2/1/23-9/1/44
                                   $143,339 Federal Home Loan
                                   Mortgage Corp., 2.533%, 7/1/42
                                   $17,329,227 Federal National
                                   Mortgage Association (ARM),
                                   1.839-3.845%, 6/1/34-12/1/40
                                   $198,625,290 Federal
                                   National Mortgage Association,
                                   3.0-5.0%, 7/1/26-5/1/44
                                   $15,267,782 Government National
                                   Mortgage Association, 3.25-6.5%,
                                   10/20/33-6/15/45                                   $   276,320,000
-----------------------------------------------------------------------------------------------------
                                   Commercial Paper -- 0.3%
        19,260,000                 Mondelez International Inc.,
                                   Commercial Paper, 10/1/14 (d)                      $    19,260,000
-----------------------------------------------------------------------------------------------------
                                   TOTAL TEMPORARY CASH INVESTMENTS
                                   (Cost $295,580,000)                                $   295,580,000
-----------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENT IN SECURITIES -- 101.4%
                                   (Cost $7,189,438,489) (a)                          $ 7,316,664,098
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                                   WRITTEN CALL OPTION -- (0.0)%+
                                   DIVERSIFIED FINANCIALS -- (0.0)%+
                                   Other Diversified Financial Services -- 0.0%+
      (19,969,960)                 Call USD/Put TRY, 2.95, 12/1/15                    $       (13,173)
-----------------------------------------------------------------------------------------------------
                                   TOTAL WRITTEN CALL OPTION
                                   (Premiums received $(329,005))                     $       (13,173)
-----------------------------------------------------------------------------------------------------
                                   OTHER ASSETS & LIABILITIES -- (1.4)%               $  (102,204,972)
-----------------------------------------------------------------------------------------------------
                                   TOTAL NET ASSETS -- 100.0%                         $ 7,214,445,953
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Annual Report | 9/30/14

+            Amount rounds to less than 0.1% or (0.1)%.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)   Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

REMICS       Real Estate Mortgage Investment Conduits.

(Perpetual)  Security with no stated maturity date.

(PIK)        Represents a pay in kind security.

REIT         Real Estate Investment Trust.

(G.D.R.)     Global Depositary Receipt.

*            Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2014, the value of these securities amounted to $2,069,462,889 or 28.7% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $7,198,354,850 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                             $ 260,121,034

              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                              (141,811,786)
                                                                                      -------------
              Net unrealized appreciation                                             $ 118,309,248
                                                                                      =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes To Financial Statements -- Note 1A.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f)          Security is in default and is non-income producing.

(g) The interest rate is subject to change periodically. The interest rate shown is the rate at September 30, 2014.

(h)          Rate to be determined (TBD).

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 89

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD          Australian Dollar
CAD          Canadian Dollar
CNY          New Chinese Yuan
EURO         Euro
GBP          British Pound Sterling
IDR          Indonesian Rupiah
INR          Indian Rupee
MXN          Mexican Peso
NGN          Nigerian Naira
NOK          Norwegian Krone
NZD          New Zealand Dollar
PLN          Polish Zloty
RON          Romanian New Leu
RUB          Russian Ruble
TRY          Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2014 were as follows:

--------------------------------------------------------------------------------
                                               Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities           $3,483,660,564      2,311,966,878
Other Long-Term Securities                     $1,789,722,194      2,512,000,215

CENTRALLY CLEARED CREDIT DEFAULT SWAPS - BUY PROTECTION

------------------------------------------------------------------------------------------------------
                                                                                          Net
Notional                          Obligation                  Expiration   Premiums       Unrealized
Principal ($)(1)   Counterparty   Entity/Index      Coupon    Date         (Received)     Appreciation
------------------------------------------------------------------------------------------------------
 (69,795,000)      Chicago        CXD.NA.HY.(1)     5.00%     6/20/19      $(5,343,680)   $1,064,192
                   Mercentile
                   Exchange
  (2,098,178)      ICE Clear      CXD.NA.HY.(1)     5.00%     6/20/19         (173,729)       45,401
                   Credit
------------------------------------------------------------------------------------------------------
                                                                           $(5,517,409)   $1,109,593
======================================================================================================

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Annual Report | 9/30/14

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

----------------------------------------------------------------------------------------------------------------
                                                                                                    Net
Notional                          Obligation                  Credit     Expiration   Premiums      Unrealized
Principal ($)(2)   Counterparty   Entity/Index      Coupon    Rating(3)  Date         (Received)    Appreciation
----------------------------------------------------------------------------------------------------------------
      7,000,000    JPMorgan       American
                   Chase & Co.    Axle &
                                  Manufacturing
                                  Co.               5.00%     B+         12/20/17     $(280,000)    $1,025,274
================================================================================================================

(1) Credit default swap is based on the Market CDX North American High Yield Index.

(2) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(3) Based on Standard & Poor's rating of the issuer.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 -- quoted prices in active markets for identical securities.

      Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes To Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 91

The following is a summary of the inputs used as of September 30, 2014, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                  Level 1             Level 2          Level 3           Total
-------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds       $              --   $  154,986,944   $            --   $  154,986,944
Preferred Stocks
   Transportation
     Air Freight & Logistics                     --        2,544,795                --        2,544,795
   Banks
     Regional Banks                       3,364,440        9,236,719                --       12,601,159
   Diversified Financials
     Consumer Finance                    12,377,642       16,050,739                --       28,428,381
   Insurance
     Reinsurance                                 --               --        32,238,934       32,238,934
   Real Estate
     Diversified REIT                            --        4,056,406                --        4,056,406
   All Other Preferred Stocks           132,912,315               --                --      132,912,315
Convertible Preferred Stocks
   Diversified Financials
     Asset Management &
       Custody Banks                             --        6,274,625                --        6,274,625
All Other Convertible
   Preferred Stocks                      49,311,183               --                --       49,311,183
Common Stocks
   Capital Goods
     Construction & Engineering                            1,112,050                          1,112,050
   Transportation
     Air Freight & Logistics                               1,175,570                          1,175,570
   Consumer Services
     Education Services                   2,911,415        2,911,415
All Other Common Stocks                     697,905               --                --          697,905
Asset Backed Securities                          --      296,981,502                --      296,981,502
Collateralized Mortgage
   Obligations                                   --      770,648,151                --      770,648,151
Corporate Bonds
   Diversified Financials
     Other Diversified
       Financial Services                        --               --         8,388,195        8,388,195
   Insurance
     Reinsurance                                 --      237,636,082        51,133,323      288,769,405
All Other Corporate Bonds                        --    2,432,436,464                --    2,432,436,464
U.S. Government
   Agency Obligations                            --    1,513,913,522                --    1,513,913,522
Foreign Government Bonds                         --      403,316,401                --      403,316,401
Municipal Bonds                                  --      234,645,541                --      234,645,541
Senior Floating Rate
   Loan Interests                                --      642,638,385                --      642,638,385
Rights/Warrants                              94,850               --                --           94,850
Repurchase Agreement                             --      276,320,000                --      276,320,000
Commercial Paper                                 --       19,260,000                --       19,260,000
-------------------------------------------------------------------------------------------------------
Total                             $     198,758,335   $7,026,145,311   $    91,760,452   $7,316,664,098
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-------------------------------------------------------------------------------------------
                                   Level 1          Level 2         Level 3    Total
-------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized appreciation
  on swap contracts                $          --    $ 2,134,867     $  --      $ 2,134,867
Net unrealized appreciation
  on written call option                      --        315,832        --          315,832
Net unrealized appreciation
  on futures contracts                 7,217,915             --        --        7,217,915
Net unrealized appreciation
  on forward foreign
  currency contracts                          --     22,719,406        --       22,719,406
-------------------------------------------------------------------------------------------
Total Other
  Financial Instruments            $   7,217,915    $25,170,105     $  --      $32,380,020
===========================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

---------------------------------------------------------------------------------------
                                        Preferred         Corporate
                                        Stocks            Bonds           Total
---------------------------------------------------------------------------------------
Balance as of 9/30/13                   $ 25,829,659      $17,728,748     $ 43,558,407
Realized gain (loss)                         853,777           28,885          882,662
Change in unrealized
   appreciation (depreciation)(1)            609,113        2,530,943        3,140,056
Purchases                                 24,684,500       48,632,943       73,317,443
Sales                                    (19,738,115)      (9,400,001)     (29,138,116)
Transfers in to Level 3*                          --               --               --
Transfers out of Level 3*                         --               --               --
---------------------------------------------------------------------------------------
Balance as of 9/30/14                   $ 32,238,934      $59,521,518     $ 91,760,452
=======================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended September 30, 2014, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still
    held as of 9/30/14                                                          $3,140,056
                                                                                ----------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 93

Statement of Assets and Liabilities | 9/30/14

ASSETS:
  Investment in securities, at value (cost $7,189,438,489)                        $7,316,664,098
  Cash                                                                               207,229,236
  Futures collateral                                                                  11,958,175
  Swap collateral                                                                      7,511,575
  Foreign currencies, at value (cost $40,141,499)                                     38,306,419
  Receivables --
     Investment securities sold                                                       84,432,509
     Fund shares sold                                                                 25,602,639
     Dividends                                                                         1,463,870
     Interest                                                                         64,706,341
  Variation margin                                                                     1,053,979
  Variation margin on centrally clear swap contracts                                     448,360
  Net unrealized appreciation on swap contracts                                        2,134,867
  Net unrealized appreciation on futures contracts                                     7,217,915
  Net unrealized appreciation on forward foreign currency contracts                   22,719,406
  Other assets                                                                           169,269
------------------------------------------------------------------------------------------------
          Total assets                                                            $7,791,618,658
================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                              $  542,006,096
     Fund shares repurchased                                                          19,316,645
     Dividends                                                                         7,705,186
     Trustee fees                                                                         17,685
  Written options (premiums received $329,005)                                            13,173
  Credit default swaps, premiums received                                              5,797,409
  Due to affiliates                                                                    1,557,117
  Accrued expenses                                                                       759,394
------------------------------------------------------------------------------------------------
          Total liabilities                                                       $  577,172,705
================================================================================================
NET ASSETS:
  Paid-in capital                                                                 $7,012,891,645
  Distributions in excess of net investment income                                   (32,221,562)
  Accumulated net realized gain on investments, forward foreign currency
     transactions, futures contracts, written options and swap contracts              76,497,538
  Net unrealized appreciation on investments                                         127,225,609
  Net unrealized appreciation on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                         20,381,445
  Net unrealized appreciation on futures contracts                                     7,217,915
  Net unrealized appreciation on written options                                         315,832
  Net unrealized appreciation on swap contracts                                        2,134,867
  Net unrealized appreciation on unfunded and bridge loan commitments                      2,664
------------------------------------------------------------------------------------------------
          Total net assets                                                        $7,214,445,953
================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,521,651,058/138,120,718 shares)                            $        11.02
  Class B (based on $17,543,297/1,614,750 shares)                                 $        10.86
  Class C (based on $1,165,467,690/108,108,963 shares)                            $        10.78
  Class K (based on $129,109,853/11,705,674 shares)                               $        11.03
  Class R (based on $203,529,167/18,191,767 shares)                               $        11.19
  Class Y (based on $4,105,600,495/372,745,554 shares)                            $        11.01
  Class Z (based on $71,544,393/6,500,491 shares)                                 $        11.01
MAXIMUM OFFERING PRICE:
  Class A ($11.02 (divided by) 95.5%)                                             $        11.54
================================================================================================

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Statement of Operations

For the Year Ended 9/30/14

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $259,915)           $ 340,074,248
   Dividends                                                         16,363,593
------------------------------------------------------------------------------------------------
          Total investment income                                                  $ 356,437,841
------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                $  39,612,816
   Transfer agent fees and expenses
      Class A                                                           580,105
      Class B                                                            32,257
      Class C                                                           179,973
      Class K                                                             1,100
      Class R                                                            18,302
      Class Y                                                            72,953
      Class Z                                                            25,603
   Distribution fees
      Class A                                                         4,611,879
      Class B                                                           228,573
      Class C                                                        12,052,950
      Class R                                                         1,008,803
   Shareholder communications expense                                 8,426,055
   Administrative reimbursements                                      2,151,930
   Custodian fees                                                       580,700
   Registration fees                                                    281,202
   Professional fees                                                    349,550
   Printing expense                                                     140,114
   Fees and expenses of nonaffiliated Trustees                          293,073
   Miscellaneous                                                        599,185
------------------------------------------------------------------------------------------------
      Total expenses                                                               $  71,247,123
------------------------------------------------------------------------------------------------
          Net investment income                                                    $ 285,190,718
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, FUTURES CONTRACTS, WRITTEN OPTIONS,
UNFUNDED AND BRIDGE LOAN COMMITMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                 $  84,154,810
      Futures contracts                                             (22,324,058)
      Swap contracts                                                 (1,285,128)
      Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies          (9,909,512)   $  50,636,112
------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                 $  65,065,903
      Unfunded and bridge loan commitments                                2,664
      Futures contracts                                              15,262,679
      Written options                                                   315,832
      Swap contracts                                                  1,126,840
      Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies          27,879,897    $ 109,653,815
------------------------------------------------------------------------------------------------
   Net gain on investments, swap contracts, written options,
      futures contracts, unfunded and bridge loan commitments
      and foreign currency transactions                                            $ 160,289,927
------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                            $ 445,480,645
================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 95

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Year Ended         Year Ended
                                                               9/30/14            9/30/13
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $   285,190,718    $   305,461,925
Net realized gain on investments, futures contracts,
  swap contracts and foreign currency transactions                  50,636,112        106,056,253
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap contracts,
  unfunded and bridge loan commitments written options
  and foreign currency transactions                                109,653,815       (293,606,516)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $   445,480,645    $   117,911,662
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.44 and $0.50 per share, respectively)        $   (73,508,714)   $   (97,251,852)
      Class B ($0.34 and $0.40 per share, respectively)               (711,008)        (1,438,963)
      Class C ($0.35 and $0.42 per share, respectively)            (39,596,314)       (51,412,386)
      Class K ($0.48 and $0.43 per share, respectively)             (4,921,071)        (2,412,153)
      Class R ($0.41 and $0.47 per share, respectively)             (7,322,830)        (8,742,078)
      Class Y ($0.47 and $0.54 per share, respectively)           (156,168,656)      (151,571,198)
      Class Z ($0.46 and $0.53 per share, respectively)             (3,260,463)        (3,549,492)
Net realized gain:
      Class A ($0.16 and $0.00 per share, respectively)            (27,901,069)                --
      Class B ($0.16 and $0.00 per share, respectively)               (394,193)                --
      Class C ($0.16 and $0.00 per share, respectively)            (18,307,794)                --
      Class K ($0.16 and $0.00 per share, respectively)             (1,391,490)                --
      Class R ($0.16 and $0.00 per share, respectively)             (2,850,019)                --
      Class Y ($0.16 and $0.00 per share, respectively)            (50,465,214)                --
      Class Z ($0.16 and $0.00 per share, respectively)             (1,188,305)                --
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                   $  (387,987,140)   $  (316,378,122)
==================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                   $ 2,306,538,005    $ 2,990,119,765
Reinvestment of distributions                                      252,889,692        222,251,787
Cost of shares repurchased                                      (2,627,112,190)    (2,349,444,448)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from Fund share transactions                          $   (67,684,493)   $   862,927,104
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                    $   (10,190,988)   $   664,460,644
NET ASSETS:
Beginning of year                                                7,224,636,941      6,560,176,297
--------------------------------------------------------------------------------------------------
End of year                                                    $ 7,214,445,953    $ 7,224,636,941
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               $   (32,221,562)   $    (6,381,367)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

96 Pioneer Strategic Income Fund | Annual Report | 9/30/14

------------------------------------------------------------------------------------------------
                              '14 Shares     '14 Amount          '13 Shares     '13 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                    39,484,858        434,020,394      69,974,368    $   786,563,595
Reinvestment of
   distributions                8,399,089         91,993,349       7,896,278         88,474,184
Less shares repurchased       (99,079,153)    (1,090,399,363)    (73,100,200)      (816,879,360)
------------------------------------------------------------------------------------------------
      Net increase
           (decrease)         (51,195,206)   $  (564,385,620)      4,770,446    $    58,158,419
================================================================================================
Class B
Shares sold or exchanged           54,152            585,228         145,275    $     1,606,810
Reinvestment of
   distributions                   66,687            719,115          88,895            983,796
Less shares repurchased        (1,232,227)       (13,339,329)     (1,816,672)       (20,082,624)
------------------------------------------------------------------------------------------------
      Net decrease             (1,111,388)   $   (12,034,986)     (1,582,502)   $   (17,492,018)
================================================================================================
Class C
Shares sold                    14,349,976        154,334,564      27,259,261    $   300,636,540
Reinvestment of
   distributions                3,647,652         39,069,815       3,217,077         35,286,659
Less shares repurchased       (28,375,220)      (304,829,490)    (30,870,532)      (337,450,330)
------------------------------------------------------------------------------------------------
      Net decrease            (10,377,592)   $  (111,425,111)       (394,194)   $    (1,527,131)
================================================================================================
Class K*
Shares sold                     4,253,006         46,889,311       8,603,147    $    97,477,673
Reinvestment of
   distributions                  359,023          3,936,891          63,230            697,705
Less shares repurchased        (1,414,107)       (15,714,889)       (158,625)        (1,806,052)
------------------------------------------------------------------------------------------------
      Net increase              3,197,922    $    35,111,313       8,507,752    $    96,369,326
================================================================================================
Class R
Shares sold                     4,014,071         44,834,072       4,527,827    $    51,684,595
Reinvestment of
   distributions                  855,355          9,518,418         720,834          8,204,705
Less shares repurchased        (4,863,708)       (54,274,642)     (5,358,424)       (60,975,242)
------------------------------------------------------------------------------------------------
      Net increase
           (decrease)               5,718    $        77,848        (109,763)   $    (1,085,942)
================================================================================================
Class Y
Shares sold                   145,756,412      1,604,730,603     152,570,402    $ 1,705,375,506
Reinvestment of
   distributions                9,420,160        103,247,990       7,597,729         85,131,642
Less shares repurchased      (101,294,175)    (1,111,857,874)    (96,620,238)    (1,080,422,312)
------------------------------------------------------------------------------------------------
      Net increase             53,882,397    $   596,120,719      63,547,893    $   710,084,836
================================================================================================
Class Z
Shares sold                     1,929,899         21,143,833       4,174,547    $    46,775,046
Reinvestment of
   distributions                  402,562          4,404,114         310,671          3,473,096
Less shares repurchased        (3,348,954)       (36,696,603)     (2,859,345)       (31,828,528)
------------------------------------------------------------------------------------------------
      Net increase
           (decrease)          (1,016,493)   $   (11,148,656)      1,625,873    $    18,419,614
================================================================================================

* Class K shares were first publicly offered on December 20, 2012.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 97

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             9/30/14      9/30/13      9/30/12      9/30/11      9/30/10
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    10.92   $    11.21   $    10.63   $    10.99   $    10.22
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.44   $     0.49   $     0.52   $     0.55   $     0.59
   Net realized and unrealized gain (loss) on investments          0.26        (0.28)        0.69        (0.33)        0.73
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.70   $     0.21   $     1.21   $     0.22   $     1.32
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.44)  $    (0.50)  $    (0.53)  $    (0.55)  $    (0.55)
   Net realized gain                                              (0.16)          --        (0.10)       (0.03)          --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.60)  $    (0.50)  $    (0.63)  $    (0.58)  $    (0.55)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     0.10   $    (0.29)  $     0.58   $    (0.36)  $     0.77
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    11.02   $    10.92   $    11.21   $    10.63   $    10.99
============================================================================================================================
Total return*                                                      6.54%        1.88%       11.69%        2.00%       13.29%
Ratio of net expenses to average net assets                        1.03%        1.02%        1.06%        1.06%        1.10%
Ratio of net investment income (loss) to average net assets        3.99%        4.32%        4.73%        5.01%        5.49%
Portfolio turnover rate                                              70%          34%          21%          36%          39%
Net assets, end of period (in thousands)                     $1,521,651   $2,068,276   $2,066,993   $1,609,362   $1,403,214
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Strategic Income Fund | Annual Report | 9/30/14

-------------------------------------------------------------------------------------------------------------------
                                                                Year       Year       Year       Year      Year
                                                                Ended      Ended      Ended      Ended     Ended
                                                                9/30/14    9/30/13    9/30/12    9/30/11   9/30/10
-------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                            $ 10.77    $ 11.06    $ 10.48    $ 10.83   $ 10.06
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.34    $  0.39    $  0.42    $  0.46   $  0.48
   Net realized and unrealized gain (loss) on investments          0.25      (0.28)      0.69      (0.33)     0.75
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  0.59    $  0.11    $  1.11    $  0.13   $  1.23
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (0.34)   $ (0.40)   $ (0.43)   $ (0.45)  $ (0.46)
   Net realized gain                                              (0.16)        --      (0.10)     (0.03)       --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.50)   $ (0.40)   $ (0.53)   $ (0.48)  $ (0.46)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  0.09    $ (0.29)   $  0.58    $ (0.35)  $  0.77
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 10.86    $ 10.77    $ 11.06    $ 10.48   $ 10.83
===================================================================================================================
Total return*                                                      5.54%      0.97%     10.81%      1.21%    12.55%
Ratio of net expenses to average net assets                        1.92%      1.86%      1.91%      1.87%     1.86%
Ratio of net investment income (loss) to average net assets        3.14%      3.48%      3.91%      4.22%     4.71%
Portfolio turnover rate                                              70%        34%        21%        36%       39%
Net assets, end of period (in thousands)                        $17,543    $29,374    $47,910    $59,824   $96,942
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/14 99

--------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             9/30/14      9/30/13      9/30/12      9/30/11      9/30/10
--------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $    10.69   $    10.98   $    10.41        10.76   $  10.00
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.35   $     0.40   $     0.43   $     0.47   $   0.51
   Net realized and unrealized gain (loss) on investments          0.25        (0.27)        0.68        (0.32)      0.72
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.60   $     0.13   $     1.11         0.15   $   1.23
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.35)  $    (0.42)  $    (0.44)  $    (0.47)  $  (0.47)
   Net realized gain                                              (0.16)          --        (0.10)       (0.03)        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.51)  $    (0.42)  $    (0.54)  $    (0.50)  $  (0.47)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     0.09   $    (0.29)  $     0.57   $    (0.35)  $   0.76
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.78   $    10.69   $    10.98   $    10.41   $  10.76
==========================================================================================================================
Total return*                                                      5.76%        1.11%       10.97%        1.33%     12.59%
Ratio of net expenses to average net assets                        1.73%        1.72%        1.74%        1.74%      1.78%
Ratio of net investment income (loss) to average net assets        3.30%        3.62%        4.05%        4.34%      4.80%
Portfolio turnover rate                                              70%          34%          21%          36%        39%
Net assets, end of period (in thousands)                     $1,165,468   $1,266,995   $1,305,498   $1,024,254   $870,348
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Strategic Income Fund | Annual Report | 9/30/14

--------------------------------------------------------------------------------------
                                                              Year
                                                              Ended       12/20/12 (a)
                                                              9/30/14     to 9/30/13
--------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                          $  10.94    $ 11.31
--------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.48    $  0.43
  Net realized and unrealized gain (loss) on investments          0.25      (0.37)
--------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.73    $  0.06
--------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                       $  (0.48)   $ (0.43)
  Net realized gain                                              (0.16)        --
--------------------------------------------------------------------------------------
Total distributions                                           $  (0.64)   $ (0.43)
--------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.09    $ (0.37)
--------------------------------------------------------------------------------------
Net asset value, end of period                                $  11.03    $ 10.94
======================================================================================
Total return*                                                     6.87%      0.69%(b)
Ratio of net expenses to average net assets                       0.62%      0.63%**
Ratio of net investment income (loss) to average net assets       4.37%      4.79%**
Portfolio turnover rate                                             70%        34%
Net assets, end of period (in thousands)                      $129,110    $93,041
======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.

(a) Class K shares were first publicly offered on December 20, 2012.

(b) Not annualized.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 101

-------------------------------------------------------------------------------------------------------------------
                                                              Year       Year       Year       Year       Year
                                                              Ended      Ended      Ended      Ended      Ended
                                                              9/30/14    9/30/13    9/30/12    9/30/11    9/30/10
-------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                          $  11.10   $  11.39   $  10.80   $  11.17   $  10.38
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.40   $   0.46   $   0.48   $   0.53   $   0.56
   Net realized and unrealized gain (loss) on investments         0.26      (0.28)      0.71      (0.34)      0.76
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.66   $   0.18   $   1.19   $   0.19   $   1.32
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.41)  $  (0.47)  $  (0.50)  $  (0.53)  $  (0.53)
   Net realized gain                                             (0.16)        --      (0.10)     (0.03)        --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.57)  $  (0.47)  $  (0.60)  $  (0.56)  $  (0.53)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.09   $  (0.29)  $   0.59   $  (0.37)  $   0.79
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  11.19   $  11.10   $  11.39   $  10.80   $  11.17
===================================================================================================================
Total return*                                                     6.04%      1.58%     11.35%      1.64%     13.07%
Ratio of net expenses to average net assets                       1.42%      1.34%      1.44%      1.35%      1.41%
Ratio of net investment income (loss) to average net assets       3.59%      4.00%      4.36%      4.73%      5.18%
Portfolio turnover rate                                             70%        34%        21%        36%        39%
Net assets, end of period (in thousands)                      $203,529   $201,797   $209,561   $171,918   $154,846
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Strategic Income Fund | Annual Report | 9/30/14

--------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             9/30/14      9/30/13      9/30/12      9/30/11      9/30/10
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    10.92   $    11.22   $    10.64   $    11.00   $  10.23
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.47   $     0.52   $     0.55   $     0.59   $   0.65
   Net realized and unrealized gain (loss) on investments          0.25        (0.28)        0.69        (0.33)      0.72
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.72   $     0.24   $     1.24   $     0.26   $   1.37
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.47)  $    (0.54)  $    (0.56)  $    (0.59)  $  (0.60)
   Net realized gain                                              (0.16)          --        (0.10)       (0.03)        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.63)  $    (0.54)  $    (0.66)  $    (0.62)  $  (0.60)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     0.09   $    (0.30)  $     0.58   $    (0.36)  $   0.77
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    11.01   $    10.92   $    11.22   $    10.64   $  11.00
==========================================================================================================================
Total return*                                                      6.78%        2.10%       12.05%        2.36%     13.75%
Ratio of net expenses to average net assets                        0.73%        0.74%        0.73%        0.72%      0.69%
Ratio of net investment income (loss) to average net assets        4.27%        4.61%        5.05%        5.36%      5.96%
Portfolio turnover rate                                              70%          34%          21%          36%        39%
Net assets, end of period (in thousands)                     $4,105,600   $3,483,106   $2,864,391   $1,910,764   $664,149
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 103

-------------------------------------------------------------------------------------------------------------------
                                                                Year       Year       Year       Year      Year
                                                                Ended      Ended      Ended      Ended     Ended
                                                                9/30/14    9/30/13    9/30/12    9/30/11   9/30/10
-------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                            $ 10.91    $ 11.20    $ 10.62    $ 10.98   $ 10.21
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.46    $  0.51    $  0.54    $  0.58   $  0.64
   Net realized and unrealized gain (loss) on investments          0.26      (0.27)      0.69      (0.33)     0.72
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  0.72    $  0.24    $  1.23    $  0.25   $  1.36
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (0.46)   $ (0.53)   $ (0.55)   $ (0.58)  $ (0.59)
   Net realized gain                                              (0.16)        --      (0.10)     (0.03)       --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.62)   $ (0.53)   $ (0.65)   $ (0.61)  $ (0.59)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  0.10    $ (0.29)   $  0.58    $ (0.36)  $  0.77
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 11.01    $ 10.91    $ 11.20    $ 10.62   $ 10.98
===================================================================================================================
Total return*                                                      6.79%      2.11%     11.96%      2.30%    13.67%
Ratio of net expenses to average net assets                        0.82%      0.80%      0.83%      0.82%     0.79%
Ratio of net investment income (loss) to average net assets        4.21%      4.54%      4.98%      5.23%     5.81%
Portfolio turnover rate                                              70%        34%        21%        36%       39%
Net assets, end of period (in thousands)                        $71,544    $82,048    $65,822    $57,976   $41,175
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

104 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Notes to Financial Statements | 9/30/14

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

During the periods covered by this report, the Fund offered six classes of shares designated as Class A, Class C, Class K, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Class K shares were first publicly offered on December 20, 2012. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 105

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent price service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or senior loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

106 Pioneer Strategic Income Fund | Annual Report | 9/30/14 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At September 30, 2014, there were two securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing approximately 0.1% of net assets.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 107 the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2014, the Fund did not have any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed for the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjustedfor temporary differences. At September 30, 2014, the Fund reclassified $25,541,857 to increase distributions in excess of net investment income and $25,541,857 to decrease accumulated net realized gain on investments, forward foreign currency transactions, futures contracts, written options and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

108 Pioneer Strategic Income Fund | Annual Report | 9/30/14

    The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 were as follows:

    ----------------------------------------------------------------------------
                                                         2014               2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                              $291,043,457       $316,378,122
    Long-term capital gain                         96,943,683                 --
    ----------------------------------------------------------------------------
        Total                                    $387,987,140       $316,378,122
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $ 12,005,475
    Undistributed long-term capital gain                             81,883,740
    Current year dividend payable                                    (7,705,186)
    Net unrealized appreciation                                     115,370,279
    ----------------------------------------------------------------------------
         Total                                                     $201,554,308
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency contracts, futures contracts, credit default swaps, interest on defaulted bonds, and interest accruals on preferred stock.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $154,528 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2014.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 109

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class K, Class R, Class Y, and Class Z shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2014 was $11,958,175. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended September 30, 2014 was $1,122,574,662.

110 Pioneer Strategic Income Fund | Annual Report | 9/30/14

    At September 30, 2014, open futures contracts were as follows:

    -------------------------------------------------------------------------------------------
                                 Number of                                       Unrealized
                                 Contracts      Settlement                       Appreciation/
    Type                         Long/(Short)   Month        Value               (Depreciation)
    -------------------------------------------------------------------------------------------
    U.S. Long Bond (CBT)            (17)        12/14        $     (2,344,406)   $   20,216
    U.S. 10 Year Note (CBT)      (8,420)        12/14          (1,049,474,063)    6,709,688
    U.S. 5 Year Note (CBT)       (2,126)        12/14            (251,416,110)      664,374
    U.S. 2 Year Note (CBT)         (562)        12/14            (122,990,188)        8,848
    U.S. Ultra Bond (CBT)           157         12/14              23,942,500      (185,211)
    -------------------------------------------------------------------------------------------
                                                             $ (1,402,282,267)   $7,217,915
    -------------------------------------------------------------------------------------------

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 111

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    Open credit default swap contracts at September 30, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended September 30, 2014 was $2,271,344.

K.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining

112 Pioneer Strategic Income Fund | Annual Report | 9/30/14 whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of option contracts open during the year ended September 30, 2014 was $109,827. Written call and put option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

    The Fund held one written call option contract that was open at September 30, 2014.

    Transactions in written options for the year ended September 30, 2014 are summarized as follows:

    ---------------------------------------------------------------------------------
                                            Number of Contracts     Premium Received
    ---------------------------------------------------------------------------------
    Options open at beginning of period                      --           $       --
    Options opened                                  (19,969,960)            (329,005)
    Options exercised                                        --                   --
    Options closed                                           --                   --
    Options expired                                          --                   --
    ---------------------------------------------------------------------------------
         Options open at end of period              (19,969,960)          $ (329,005)
    =================================================================================

L.  Purchased Options

    The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open for the year ended September 30, 2014 was $79,326. There were no purchased options outstanding on September 30, 2014.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 113

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2014, the effective annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $75,747 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended September 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $2,470,164
Class B                                                                   36,400
Class C                                                                1,110,700
Class K                                                                      580
Class R                                                                  585,700
Class Y                                                                4,094,500
Class Z                                                                  128,011
--------------------------------------------------------------------------------
  Total                                                               $8,426,055
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,291,549 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2014.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the

114 Pioneer Strategic Income Fund | Annual Report | 9/30/14 average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $189,821 in distribution fees payable to PFD at September 30, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2014, CDSCs in the amount of $162,233 were paid to PFD.

5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended September 30, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At September 30, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 115 such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended September 30, 2014 was $220,901,116.

Open forward foreign currency contracts at September 30, 2014 were as follows:

--------------------------------------------------------------------------------------------------------
                          Quantity/                                                       Net
                          Shares                                                          Unrealized
Currency                  Purchased/                         Settlement   US $ Value      Appreciation
Description               (Sold)            Book Value       Date         at 9/30/14      (Depreciation)
--------------------------------------------------------------------------------------------------------
AUD (Australian Dollar)      (24,227,566)   $ (22,333,940)   12/5/14      $ (21,097,316)  $ 1,236,624
CAD (Canadian Dollar)        (19,490,879)     (17,903,402)   10/30/14       (17,386,829)      516,573
EURO (European Euro)         (26,300,000)     (35,884,406)   10/9/14        (33,220,955)    2,663,451
NOK (Norwegian Krone)        221,270,426       35,884,406    10/9/14         34,424,634    (1,459,772)
EURO (European Euro)        (125,235,673)    (170,338,487)   10/14/14      (158,197,558)   12,140,929
EURO (European Euro)         (11,785,580)     (15,800,432)   10/31/14       (14,889,318)      911,114
EURO (European Euro)         (13,971,458)     (18,111,341)   12/4/14        (17,655,175)      456,166
GBP (British
 Pound Sterling)              (1,969,375)      (3,199,477)   12/4/14         (3,190,573)        8,904
JPY (Japanese Yen)        (1,831,293,672)     (17,917,498)   10/31/14       (16,704,072)    1,213,426
JPY (Japanese Yen)        (5,530,366,464)     (54,047,123)   11/18/14       (50,450,738)    3,596,385
KRW (South
 Korean Won)              18,251,846,305       17,825,287    12/4/14         17,253,066      (572,221)
NZD (New
 Zealand Dollar)             (13,551,649)     (11,314,272)   12/10/14       (10,494,221)      820,051
TRY (Turkish Lira)           (48,653,312)     (22,478,735)   10/14/14       (21,290,959)    1,187,776
--------------------------------------------------------------------------------------------------------
                                                                                          $22,719,406
========================================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2014, the Fund had no borrowings under the credit facility.

116 Pioneer Strategic Income Fund | Annual Report | 9/30/14

8. Bridge and Delayed Draw Loan Commitments

As of September 30, 2014, the Fund had the following bridge and delayed draw loan commitments outstanding:

----------------------------------------------------------------------------------------------
                                                                                Net Unrealized
                                 Principal                                      Appreciation/
Loan                             Amount         Cost            Value           (Depreciation)
----------------------------------------------------------------------------------------------
WR Grace & Co.-Conn,
Delayed Draw Term Loan           $   277,667    $    277,033    $     276,140   $ (893)
The SI Organization, Inc.
Delayed Draw Term Loan               609,853         609,853          613,410    3,557
Burger King Worldwide, Inc.,
Bridge Loan                       21,125,000      21,125,000       21,125,000       --
----------------------------------------------------------------------------------------------
   Total                         $22,012,520    $ 22,011,886    $  22,014,550   $2,664
==============================================================================================

9. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2014.

------------------------------------------------------------------------------------------------------
Assets:
                                Gross
                                Amounts        Net              Gross Amounts Not Offset
                                Offset         Amounts of          in the Statement of
                                in the         Assets            Assets and Liabilities
                  Gross         Statement      Presented In     ------------------------
                  Amounts of    of Assets      the Statement                  Cash
                  Recognized    and            of Assets and    Financial     Collateral   Net
Description       Assets        Liabilities    Liabilities      Instruments   Received     Amount
------------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts      $24,751,399   $(2,031,993)   $22,719,406      $--           $--          $22,719,406
Swap contracts      2,134,867            --      2,134,867       --            --            2,134,867
Written option             --            --             --       --            --                   --
------------------------------------------------------------------------------------------------------
                  $26,886,266   $(2,031,993)   $24,854,273      $--           $--          $24,854,273
======================================================================================================

---------------------------------------------------------------------------------------------------
Liabilities:
                                Gross
                                Amounts        Net              Gross Amounts Not Offset
                                Offset         Amounts of          in the Statement of
                                in the         Liabilities       Assets and Liabilities
                  Gross         Statement      Presented In     ------------------------
                  Amounts of    of Assets      the Statement                  Cash
                  Recognized    and            of Assets and    Financial     Collateral   Net
Description       Liabilities   Liabilities    Liabilities      Instruments   Pledged      Amount
--------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts      $2,031,993    $(2,031,993)   $    --          $--           $--          $    --
Swap contracts            --             --         --           --            --               --
Written option        13,173             --     13,173           --            --           13,173
--------------------------------------------------------------------------------------------------
                  $2,045,166    $(2,031,993)   $13,173          $--           $--          $13,173
==================================================================================================

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 117

10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of September 30, 2014 were as follows:

----------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as             Asset Derivatives 2014               Liabilities Derivatives 2014
Hedging Instruments          -----------------------------------------------------------------
Under Accounting             Statement of Assets                  Statement of Assets
Standards Codification       and Liabilities                      and Liabilities
(ASC) 815                    Location              Value          Location             Value
----------------------------------------------------------------------------------------------
Forward Foreign Currency     Net unrealized                       Net unrealized
 Contracts                   appreciation on                      depreciation on
                             forward foreign                      forward foreign
                             currency contracts    $22,719,406    currency contracts   $    --
Swap contracts               Net unrealized                       Net unrealized
                             appreciation on                      depreciation on
                             swap contracts          2,134,867    swap contracts            --
Written Option               written option                 --    written option        13,173
Futures contracts            Net unrealized                       Net unrealized
                             appreciation on                      depreciation on
                             futures contracts       7,217,915    futures contracts         --
----------------------------------------------------------------------------------------------
 Total                                             $32,072,188                         $13,173
==============================================================================================

118 Pioneer Strategic Income Fund | Annual Report | 9/30/14

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2014 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                   Change in
Derivatives Not                                                                    Unrealized
Accounted for as                                                  Realized         Appreciation
Hedging Instruments       Location of Gain                        Gain (Loss)      (Depreciation)
Under Accounting          or (Loss) on                            on Derivatives   on Derivatives
Standards Codification    Derivatives Recognized                  Recognized       Recognized
(ASC) 815                 in Income                               in Income        in Income
-------------------------------------------------------------------------------------------------
Futures contracts         Net realized gain (loss) on
                          futures contracts                       $(22,324,058)
Futures contracts         Change in net unrealized
                          appreciation (depreciation)
                          on futures contracts                                     $15,262,679
Forward foreign           Net realized gain (loss) on forward
  currency contracts      foreign currency contracts and
                          other assets and liabilities
                          denominated in foreign currencies       $(10,712,830)
Forward foreign           Change in net unrealized appreciation
  currency contracts      (depreciation) on forward foreign
                          currency contracts and other assets
                          and liabilities denominated in
                          foreign currencies                                       $14,459,653
Swap contracts            Net realized gain (loss) on
                          swap contracts                          $ (1,285,128)
Swap contracts            Change in net unrealized appreciation
                          (depreciation) on swap contracts                         $ 1,126,840
Written Option            Change in net unrealized appreciation
                          (depreciation) on written option                         $   315,832

11. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending September 30, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended September 30, 2013.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 119

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending September 30, 2013 and September 30, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

12. Conversion of Class B shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds were converted to Class A shares.

120 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of Pioneer Strategic Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income Fund as of September 30, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 2013, and the financial highlights for the years ended September 30, 2013, 2012, 2011 and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated November 22, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund as of September 30, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 24, 2014

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 121

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 52.9%.

122 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 123

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

124 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the third quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2014 was in the third quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 125 which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit

126 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 127

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bocktius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

128 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)          Trustee since 2006.    Private investor (2004-2008 and                Director, Broadridge Financial
Chairman of the Board         Serves until a         2013-present); Chairman (2008 - 2013) and      Solutions, Inc. (investor
and Trustee                   successor trustee is   Chief Executive Officer (2008 - 2012),         communications and securities
                              elected or earlier     Quadriserv, Inc. (technology products for      processing provider for
                              retirement or          securities lending industry); and Senior       financial services industry)
                              removal.               Executive Vice President, The Bank of New      (2009 - present); Director,
                                                     York (financial and securities services)       Quadriserv, Inc. (2005 - 2013);
                                                     (1986 - 2004)                                  and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)            Trustee since 2005.    Managing Partner, Federal City Capital         Director of Enterprise Community
Trustee                       Serves until a         Advisors (corporate advisory services          Investment, Inc. (privately-held
                              successor trustee is   company) (1997 - 2004 and 2008 - present);     affordable housing finance
                              elected or earlier     Interim Chief Executive Officer, Oxford        company) (1985 - 2010); Director
                              retirement or          Analytica, Inc. (privately-held research and   of Oxford Analytica, Inc. (2008
                              removal.               consulting company) (2010); Executive Vice     - present); Director of The
                                                     President and Chief Financial Officer,         Swiss Helvetia Fund, Inc.
                                                     I-trax, Inc. (publicly traded health care      (closed-end fund) (2010 -
                                                     services company) (2004 - 2007); and           present); and Director of New
                                                     Executive Vice President and Chief Financial   York Mortgage Trust (publicly
                                                     Officer, Pedestal Inc. (internet-based         traded mortgage REIT) (2004 -
                                                     mortgage trading company) (2000 - 2002)        2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)     Trustee since 2008.    William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                       Serves until a         Economy, Harvard University (1972 - present)   Funds Investment Trust and
                              successor trustee is                                                  Mellon Institutional Funds
                              elected or earlier                                                    Master Portfolio (oversaw 17
                              retirement or                                                         portfolios in fund complex)
                              removal.                                                              (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 129

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)      Trustee since 1999.    Founding Director, Vice President and           None
Trustee                        Serves until a         Corporate Secretary, The Winthrop Group, Inc.
                               successor trustee is   (consulting firm) (1982 - present); Desautels
                               elected or earlier     Faculty of Management, McGill University
                               retirement or          (1999 - present); and Manager of Research
                               removal.               Operations and Organizational Learning, Xerox
                                                      PARC, Xerox's advance research center (1990 -
                                                      1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)       Trustee since 1999.    President and Chief Executive Officer,          Director of New America High
Trustee                        Serves until a         Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
                               successor trustee is   banking firm) (1981 - present)                  investment company) (2004 -
                               elected or earlier                                                     present); and member, Board of
                               retirement or                                                          Governors, Investment Company
                               removal.                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (67)         Trustee since 2014.    Consultant (investment company services)        None
Trustee                        Serves until a         (2012 - present); Executive Vice President,
                               successor trustee is   BNY Mellon (financial and investment company
                               elected or earlier     services) (1969 - 2012); Director, BNY
                               retirement or          International Financing Corp. (financial
                               removal.               services) (2002 - 2012); and Director, Mellon
                                                      Overseas Investment Corp. (financial
                                                      services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

130 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*        Trustee since 2014.    Director and Executive Vice President (since    None
Trustee                        Serves until a         2008) and Chief Investment Officer, U.S.
                               successor trustee is   (since 2010), of PIM-USA; Executive Vice
                               elected or earlier     President of Pioneer (since 2008); Executive
                               retirement or          Vice President of Pioneer Institutional Asset
                               removal.               Management, Inc. (since 2009); Portfolio
                                                      Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 131

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**     Advisory Trustee       Chief Investment Officer, 1199 SEIU National    None
                               since 2014.            Benefit and Pension Funds (health care
                                                      workers union pension Funds) (2001 -
                                                      present); Vice President - International
                                                      Investments Group, American International
                                                      Group, Inc. (insurance company) (1993 -
                                                      2001); Vice President, Corporate Finance and
                                                      Treasury Group, Citibank, N.A. (1980 - 1986
                                                      and 1990 - 1993); Vice President -
                                                      Asset/Liability Management Group, Federal
                                                      Farm Funding Corp. (government-sponsored
                                                      Issuer of debt securities) (1988 - 1990);
                                                      Mortgage Strategies Group, Shearson Lehman
                                                      Hutton, Inc. (investment bank) (1987 - 1988);
                                                      and Mortgage Securities Group, Drexel Burnham
                                                      Lambert, Ltd. (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**Ms. Monchak is a non-voting Advisory Trustee.

132 Pioneer Strategic Income Fund | Annual Report | 9/30/14

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held With the Fund   Length of Service       Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)            Since 2014. Serves at   Chair, Director, CEO and President of Pioneer   None
President and Chief           the discretion of the   Investment Management USA (since September
Executive Officer             Board.                  2014); Chair, Director, CEO and President of
                                                      Pioneer Investment Management, Inc. (since
                                                      September 2014); Chair, Director, CEO and
                                                      President of Pioneer Funds Distributor, Inc.
                                                      (since September 2014); Chair, Director, CEO
                                                      and President of Pioneer Institutional Asset
                                                      Management, Inc. (since September 2014); and
                                                      Chair, Director, and CEO of Pioneer
                                                      Investment Management Shareholder Services,
                                                      Inc. (since September 2014); Managing
                                                      Director, Morgan Stanley Investment
                                                      Management (2010 - 2013); and Director of
                                                      Institutional Business, CEO of International,
                                                      Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)    Since 2010. Serves at   Vice President and Associate General Counsel    None
Secretary and Chief           the discretion of the   of Pioneer since January 2008; Secretary and
Legal Officer                 Board.                  Chief Legal Officer of all of the Pioneer
                                                      Funds since June 2010; Assistant Secretary of
                                                      all of the Pioneer Funds from September 2003
                                                      to May 2010; and Vice President and Senior
                                                      Counsel of Pioneer from July 2002 to December
                                                      2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)        Since 2010. Serves at   Fund Governance Director of Pioneer since       None
Assistant Secretary           the discretion of the   December 2006 and Assistant Secretary of all
                              Board.                  the Pioneer Funds since June 2010; Manager -
                                                      Fund Governance of Pioneer from December 2003
                                                      to November 2006; and Senior Paralegal of
                                                      Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2010. Serves at   Senior Counsel of Pioneer since May 2013 and    None
Assistant Secretary           the discretion of the   Assistant Secretary of all the Pioneer Funds
                              Board.                  since June 2010; Counsel of Pioneer from June
                                                      2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2008. Serves at   Vice President - Fund Treasury of Pioneer;      None
Treasurer and Chief           the discretion of the   Treasurer of all of the Pioneer Funds since
Financial and Accounting      Board.                  March 2008; Deputy Treasurer of Pioneer from
Officer of the Fund                                   March 2004 to February 2008; and Assistant
                                                      Treasurer of all of the Pioneer Funds from
                                                      March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 133

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held With the Fund   Length of Service       Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)         Since 2000. Serves at   Director - Fund Treasury of Pioneer; and        None
Assistant Treasurer           the discretion of the   Assistant Treasurer of all of the Pioneer
                              Board.                  Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)            Since 2002. Serves at   Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer           the discretion of the   Pioneer; and Assistant Treasurer of all of
                              Board.                  the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2009. Serves at   Fund Administration Manager - Fund Treasury     None
Assistant Treasurer           the discretion of the   of Pioneer since November 2008; Assistant
                              Board.                  Treasurer of all of the Pioneer Funds since
                                                      January 2009; and Client Service Manager -
                                                      Institutional Investor Services at State
                                                      Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2010. Serves at   Chief Compliance Officer of Pioneer and of      None
Chief Compliance Officer      the discretion of the   all the Pioneer Funds since March 2010;
                              Board.                  Director of Adviser and Portfolio Compliance
                                                      at Pioneer since October 2005; and Senior
                                                      Compliance Officer for Columbia Management
                                                      Advisers, Inc. from October 2003 to October
                                                      2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)          Since 2006. Serves at   Director - Transfer Agency Compliance of        None
Anti-Money Laundering         the discretion of the   Pioneer and Anti-Money Laundering Officer of
Officer                       Board.                  all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

134 Pioneer Strategic Income Fund | Annual Report | 9/30/14

                           This page for your notes.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 135

                           This page for your notes.

136 Pioneer Strategic Income Fund | Annual Report | 9/30/14

                           This page for your notes.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 137

                           This page for your notes.

138 Pioneer Strategic Income Fund | Annual Report | 9/30/14

                           This page for your notes.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/14 139

                           This page for your notes.

140 Pioneer Strategic Income Fund | Annual Report | 9/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19437-08-1114

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit services provided to the Fund totaled approximately $56,935 payable to Deloitte & Touche
LLP for the year ended September 30, 2014 and $40,598 were paid to the former auditor, Ernst & Young LLP for the year ended September 30, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended September 30, 2014, and no audit-related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended September 30, 2013.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled approximately $8,750 payable to Deloitte & Touche LLP for the year ended September 30,
2014 and $8,131 were paid to the former auditor, Ernst
& Young LLP for the year ended September 30, 2013.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended September 30, 2014, and no audit-related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended September 30, 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30, 2014 and 2013, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,750 payable to Deloitte & Touche LLP for the year ended
September 30, 2014 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended September
30, 2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Stratgic Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date November 28, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date November 28, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 28, 2014

* Print the name and title of each signing officer under his or her signature.